Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6 TO

THIRD AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

(ACS Funding Trust I)

THIS AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of September 8, 2008 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL, LTD. (f/k/a American Capital Strategies, Ltd.), as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC, as a conduit lender (in such capacity, a “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent (in such capacity, the “Deal Agent”) and a lender agent (in such capacity, a “Lender Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the swingline lender (in such capacity, the “Swingline Lender”) and as an institutional lender (in such capacity, an “Institutional Lender”), JS SILOED TRUST, as a conduit lender (in such capacity, a “Conduit Lender”), JPMORGAN CHASE BANK, N.A., as an institutional lender (in such capacity, an “Institutional Lender”) and as a lender agent (in such capacity, a “Lender Agent”), CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an “Institutional Lender”), CITIBANK N.A., LONDON BRANCH, as an institutional lender (in such capacity, an “Institutional Lender”), BRYANT PARK FUNDING LLC, as a conduit lender (in such capacity, a “Conduit Lender”), HSBC SECURITIES (USA) INC., as a lender agent (in such capacity, a “Lender Agent”), HSBC BANK USA, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an “Institutional Lender”), ALPINE SECURITIZATION CORP., as a conduit lender (in such capacity, a “Conduit Lender”), CREDIT SUISSE, NEW YORK BRANCH, as an institutional lender (in such capacity, an “Institutional Lender”) and as a lender agent (in such capacity, a “Lender Agent”), WACHOVIA BANK, N. A., LONDON BRANCH, as the alternative currency swingline lender (in such capacity, the “Alternative Currency Swingline Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the backup servicer (in such capacity, the “Backup Servicer”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below)

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Loan Funding and Servicing Agreement, dated as of September 23, 2005 (as amended by Amendment No.1, dated as of November 30, 2005, Amendment No. 2, dated as of August 7, 2006, Amendment No. 3, dated as of October 5, 2006, Amendment No. 4, dated as of August 24, 2007, and Amendment No. 5, dated as of October 4, 2007, the “Agreement”);

WHEREAS, the parties hereto desire to acknowledge that WACHOVIA BANK, N.A., LONDON BRANCH, as the alternative currency swingline lender (in such capacity, the “Alternative Currency Swingline Lender”) is a non-renewing Lender under this Agreement, and hereby release WACHOVIA BANK, N.A., LONDON BRANCH from its obligations as the Alternative Currency Swingline Lender;

WHEREAS, the parties hereto desire to acknowledge that JS SILOED TRUST, as a conduit lender (in such capacity, a “Conduit Lender”), and JPMORGAN CHASE BANK, N.A., as an institutional lender (in such capacity, an “Institutional Lender”) and as a lender agent (in such capacity, a “Lender Agent”), are non-renewing Lenders under this Agreement, and hereby release JS SILOED TRUST from its obligations as a Conduit Lender and JPMORGAN CHASE BANK, N.A. from its obligations as an Institutional Lender and as a Lender Agent;

WHEREAS, the parties hereto desire to acknowledge that BRYANT PARK FUNDING LLC, as a conduit lender (in such capacity, a “Conduit Lender”), HSBC SECURITIES (USA) INC., and as a lender agent (in such capacity, a “Lender Agent”) and HSBC BANK USA, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an “Institutional Lender”), are non-renewing Lenders under this Agreement, and hereby release BRYANT PARK FUNDING LLC from its obligations as a Conduit Lender, HSBC SECURITIES (USA) INC. from its obligations as a Lender Agent and HSBC BANK USA, NATIONAL ASSOCIATION from its obligations as an Institutional Lender;

WHEREAS, the parties hereto desire to acknowledge that ALPINE SECURITIZATION CORP., as a conduit lender (in such capacity, a “Conduit Lender”), and CREDIT SUISSE, NEW YORK BRANCH, as an institutional lender (in such capacity, an “Institutional Lender”) and as a lender agent (in such capacity, a “Lender Agent”), are non-renewing Lenders under this Agreement, and hereby release ALPINE SECURITIZATION CORP. from its obligations as a Conduit Lender and CREDIT SUISSE, NEW YORK BRANCH from its obligations as an Institutional Lender and as a Lender Agent;

WHEREAS, the parties hereto desire to acknowledge that CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an “Institutional Lender”) and CITIBANK N.A., LONDON BRANCH, as an institutional lender (in such capacity, an “Institutional Lender”), are non-renewing Lenders under this Agreement, and hereby release CITIGROUP GLOBAL MARKETS REALTY CORP. and CITIBANK N.A., LONDON BRANCH from their obligations as Institutional Lenders;

WHEREAS, the parties hereto desire to acknowledge that CHARTA LLC became a party to the Agreement as a conduit lender (in such capacity, a “Conduit Lender”), CITICORP NORTH AMERICA, INC. became a party to the Agreement as a lender agent (in such capacity, a “Lender Agent”) and CITIBANK, N.A. became a party to the Agreement as an institutional lender (in such capacity, an “Institutional Lender”), and that CHARTA, LLC hereby assumes its obligations as a Conduit Lender, CITICORP NORTH AMERICA, INC. hereby assumes its obligations as a Lender Agent and CITIBANK, N.A. hereby assumes its obligations as an Institutional Lender;

WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as provided herein, pursuant to and in accordance with Section 12.1(a) of the Agreement; and

WHEREAS, the parties hereto have attached as Exhibit A a conformed copy of the Third Amended and Restated Loan Funding and Servicing Agreement that incorporates Amendment No. 1, dated as of November 30, 2005, Amendment No. 2, dated as of August 7, 2006, Amendment No. 3, dated as of October 5, 2006, Amendment No. 4, dated as of August 24, 2007, Amendment No. 5, dated as of October 4, 2007, and this Amendment.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments.

The Loan Funding and Servicing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Funding and Servicing Agreement attached as Exhibit A hereto.

SECTION 2. JS SILOED TRUST COMMITMENT TERMINATION.

Each of the parties hereto hereby acknowledge and agree that, from and after the date hereof, JS Siloed Trust, Jupiter Securitization Company, LLC (or any successor thereto including any assignee or Conduit Assignee thereof pursuant to the terms of the Agreement) in its capacity as the JS Siloed Trust Conduit Lender and JPMorgan Chase Bank, N.A. shall no longer be a Conduit Lender, Lender Agent or Institutional Lender, as applicable, under the Agreement and shall have no further obligations under the Agreement; provided, however, that each of the parties hereto hereby acknowledge and agree that any provision in the Agreement or any other Transaction Document that by its terms is expressly stated to survive the removal or termination of a Conduit Lender, Lender Agent or Institutional Lender shall so survive the removal and termination of JS Siloed Trust, Jupiter Securitization Company, LLC (or any successor thereto) and JPMorgan Chase Bank, N.A. as a Conduit Lender, Lender Agent or Institutional Lender, as applicable. Each of JS Siloed Trust, Jupiter Securitization Company, LLC (or any successor thereto) and JPMorgan Chase Bank, N.A. hereby acknowledges receipt of all amounts owed to it under the Agreement or any other Transaction Document.

SECTION 3. BRYANT PARK COMMITMENT TERMINATION.

Each of the parties hereto hereby acknowledge and agree that, from and after the date hereof, Bryant Park Funding LLC, HSBC Securities (USA) Inc. and HSBC Bank USA, National Association shall no longer be a Conduit Lender, Lender Agent or Institutional Lender, as applicable, under the Agreement and shall have no further obligations under the Agreement; provided, however, that each of the parties hereto hereby acknowledge and agree that any provision in the Agreement or any other Transaction Document that by its terms is expressly stated to survive the removal or termination of a Conduit Lender, Lender Agent or Institutional Lender shall so survive the removal and termination of Bryant Park Funding LLC, HSBC Securities (USA) Inc. and HSBC Bank USA, National Association as a Conduit Lender, Lender

Agent or Institutional Lender, as applicable. Each of Bryant Park Funding LLC, HSBC Securities (USA) Inc. and HSBC Bank USA, National Association hereby acknowledges receipt of all amounts owed to it under the Agreement or any other Transaction Document.

SECTION 4. ALPINE COMMITMENT TERMINATION.

Each of the parties hereto hereby acknowledge and agree that, from and after the date hereof, Alpine Securitization Corp. and Credit Suisse, New York Branch shall no longer be a Conduit Lender, Lender Agent or Institutional Lender, as applicable, under the Agreement and shall have no further obligations under the Agreement; provided, however, that each of the parties hereto hereby acknowledge and agree that any provision in the Agreement or any other Transaction Document that by its terms is expressly stated to survive the removal or termination of a Conduit Lender, Lender Agent or Institutional Lender shall so survive the removal and termination of Alpine Securitization Corp. and Credit Suisse, New York Branch as a Conduit Lender, Lender Agent or Institutional Lender, as applicable. Each of Alpine Securitization Corp. and Credit Suisse, New York Branch hereby acknowledges receipt of all amounts owed to it under the Agreement or any other Transaction Document.

SECTION 5. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, and corresponding references thereto or therein such as “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 6. Representations.

Each of the Originator, the Servicer and the Borrower, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (i) its charter, by-laws, or other organizational documents, or (ii) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) there is no default under the Agreement that has occurred or is continuing that could reasonably be expected to have a material adverse effect on the Lenders; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 7. Conditions to Effectiveness.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of the Lenders; (ii) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Deal Agent and the Lenders; (iii) payment of the Facility Fee, the Program Fee and the Renewal Fee (each as defined in the Fee Letter) to the Deal Agent; and (iv) delivery of executed signature pages by all parties hereto to the Deal Agent.

SECTION 8. ACKNOWLEDGEMENT.

The Borrower acknowledges that it shall be obligated to pay, on the date first above written, to any non-renewing Lender the principal sum due to such non-renewing Lender under such non-renewing Lender’s Structured Notes or, if less, the unpaid principal amount of the Advances made by such non-renewing Lender to the Borrower pursuant to the Agreement. The Borrower also acknowledges that it shall be obligated to pay, on the Sixth Amendment Effective Date, to any non-renewing Lender all accrued and unpaid Interest, as well as any accrued and unpaid Program Fee and any accrued and unpaid Facility Fee, that is due as of the date first above written. The Borrower also acknowledges that it shall be obligated to pay any incremental carrying costs that any non-renewing Lender incurs from the date first above written through the Sixth Amendment Effective Date.

SECTION 9. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment and the Agreement represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN FUNDING AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN FUNDING AND SERVICING AGREEMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Samuel A. Flax
Name:	Samuel A. Flax
Title:	Executive Vice President & General Counsel

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Lender

By:	Wachovia Capital Markets, LLC, as
attorney-in-fact

By:	/s/ Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Director

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent and as a Lender Agent

By:	/s/ Raj Shah
Name:	Raj Shah
Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Swingline Lender and as an Institutional Lender

By:	/s/ Mike Romanzo
Name:	Mike Romanzo
Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

JS SILOED TRUST, as a Conduit Lender

By:	JPMorgan Chase Bank, N.A., as
Administrative Trustee

By:	/s/ Corina Mills
Name:	Corina Mills
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as an Institutional Lender and as a Lender Agent

By:	/s/ Richard J. Poworoznek
Name:	Richard J. Poworoznek
Title:	Executive Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

CITIGROUP GLOBAL MARKETS REALTY CORP., as an Institutional Lender

By:	/s/ Gerald Keefe
Name:	Gerald Keefe
Title:	Authorized Signatory

CITIBANK N.A., LONDON BRANCH, as an Institutional Lender

By:	/s/ Ruiynton Dinshaw
Name:	Ruiynton Dinshaw
Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

CHARTA, LLC, as a Conduit Lender

By:	Citicorp North America, Inc., as
Attorney-in-Fact

By:	/s/ Gerald Keefe
Name:	Gerald Keefe
Title:	Authorized Signatory

CITICORP NORTH AMERICA, INC., as a Lender Agent

By:	/s/ Gerald Keefe
Name:	Gerald Keefe
Title:	Authorized Signatory

CITIBANK, N.A., as an Institutional Lender

By:	/s/ Gerald Keefe
Name:	Gerald Keefe
Title:	Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

BRYANT PARK FUNDING LLC, as a Conduit Lender

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

HSBC SECURITIES (USA) INC., as a Lender Agent

By:	/s/ Laurie Lawler
Name:	Laurie Lawler
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as an Institutional Lender

By:	/s/ Robert V. Masi
Name:	Robert V. Masi
Title:	Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

ALPINE SECURITIZATION CORP., as a Conduit Lender

By:	Credit Suisse, New York Branch as
Attorney-in-Fact

By:	/s/ Josh Borg
Name:	Josh Borg
Title:	Director

By:	/s/ Mark Golombeck
Name:	Mark Golombeck
Title:	Director

CREDIT SUISSE, NEW YORK BRANCH, as an Institutional Lender and as a Lender Agent

By:	/s/ Josh Borg
Name:	Josh Borg
Title:	Director

By:	/s/ Mark Golombeck
Name:	Mark Golombeck
Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

THREE PILLARS FUNDING LLC, as a Conduit Lender

By:	/s/ Doris J. Heam
Name:	Doris J. Heam
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as a Lender Agent

By:	/s/ Joseph R. Franke
Name:	Joseph R. Franke
Title:	Director

SUNTRUST BANK, as an Institutional Lender

By:	/s/ Robert S. Ashcom
Name:	Robert S. Ashcom
Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

WACHOVIA BANK, N.A., LONDON BRANCH, as the Alternative Currency Swingline Lender

By:	/s/ Mike Romanzo
Name:	Mike Romanzo
Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

6th Amendment to 3rd Amended and Restated Loan

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Collateral Custodian

By:	/s/ Jennifer C. Davis
Name:	Jennifer C. Davis
Title:	Vice President

6th Amendment to 3rd Amended and Restated Loan

Exhibit A

CONFORMED COPY OF THE THIRD AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

EXHIBIT A

THIRD AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

by and among

ACS FUNDING TRUST I,

as the Borrower

AMERICAN CAPITAL ~~STRATEGIES~~, LTD.,

as the Initial Servicer and as the Originator

EACH OF THE CONDUIT LENDERS AND INSTITUTIONAL LENDERS

FROM TIME TO TIME PARTY HERETO,

as Lenders

EACH OF THE LENDER AGENTS

FROM TIME TO TIME PARTY HERETO,

as Lender Agents

WACHOVIA CAPITAL MARKETS, LLC,

as the Deal Agent

WACHOVIA BANK, NATIONAL ASSOCIATION

as the Swingline Lender

~~WACHOVIA BANK, N.A., LONDON BRANCH~~

~~as the Alternative Currency Swingline Lender~~

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as the Backup Servicer and as the Collateral Custodian

Dated as of September 23, 2005

Conformed copy~~, as amended, as of October 4, 2007~~ through Amendment No. 6, as of September 8, 2008

Page
ARTICLE I DEFINITIONS		3

Section 1.1.	Certain Defined Terms	3

Section 1.2.	Other Terms	50

Section 1.3.	Computation of Time Periods	~~47~~51

Section 1.4.	Interpretation	~~47~~51

Section 1.5.	Section References	51

Section 1.6.	Calculations	~~48~~52

Section 1.7.	Currencies Generally; Special Provisions Relating to Euro	52

ARTICLE II PURCHASE OF THE STRUCTURED NOTES		53

Section 2.1.	The Structured Notes	53

Section 2.2A	Procedures for Swingline Advances	~~53~~56

Section 2.2B	~~Procedures for Alternative Currency Swingline Advances~~[Reserved]	58

Section 2.3.	Procedures for Advances by the Conduit Lenders and Institutional Lenders	~~56~~59

Section 2.4.	Optional Changes in Facility Amount; Prepayments	~~58~~61

Section 2.5.	Reimbursement of Swingline Advances ~~and Alternative Currency Swingline Advances~~	~~59~~63

Section 2.6.	Notations on the Structured Notes	~~60~~63

Section 2.7.	Principal Repayments	~~61~~64

Section 2.8.	Interest Payments	~~61~~65

Section 2.9.	Settlement Procedures	~~62~~65

Section 2.10.	Collections and Allocations	~~66~~69

Section 2.11.	Payments, Computations, Etc	~~67~~71

Section 2.12.	[Reserved]	~~68~~72

Section 2.13.	Fees	~~68~~72

Section 2.14.	Increased Costs; Capital Adequacy; Illegality	~~69~~73

Section 2.15.	Taxes	~~70~~74

Section 2.16.	Assignment of the Purchase Agreement	~~72~~76

Section 2.17.	Lien Release Dividend	~~72~~76

Section 2.18.	Appointment of Registrar and Duties	~~75~~79

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Section 2.19.	Substitution of Loans; Repurchase or Substitutions of Ineligible Loans	~~76~~80

Section 2.20.	Non-Receipt of Funds by the Deal Agent	~~79~~83

ARTICLE III CLOSING; CONDITIONS OF CLOSING AND ADVANCES		~~80~~84

Section 3.1.	Conditions to Closing and Initial Advances	~~80~~84

Section 3.2.	Conditions Precedent to All Advances~~, Swingline Advances~~ and ~~Alternative Currency~~ Swingline Advances	~~81~~85

ARTICLE IV REPRESENTATIONS AND WARRANTIES		~~83~~87

Section 4.1.	Representations and Warranties of the Borrower	~~83~~87

Section 4.2.	Representations and Warranties of the Borrower Relating to the Agreement and the Loans	~~91~~95

ARTICLE V GENERAL COVENANTS OF THE BORROWER		~~92~~96

Section 5.1.	Covenants of the Borrower	~~92~~96

Section 5.2.	Hedging Agreement	~~97~~101

Section 5.3.	Delivery of Loan Files	~~98~~102

ARTICLE VI PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS		~~99~~103

Section 6.1.	Custody of Transferred Loans	~~99~~103

Section 6.2.	Filing	~~99~~103

Section 6.3.	Changes in Name, Corporate Structure or Location	~~99~~103

Section 6.4.	Chief Executive Office	~~100~~104

Section 6.5.	Costs and Expenses	~~100~~104

Section 6.6.	Sale Treatment	~~100~~104

Section 6.7.	Separateness from the Borrower	~~100~~104

ARTICLE VII ADMINISTRATION AND SERVICING OF LOANS		~~101~~105

Section 7.1.	Appointment of the Servicer	~~101~~105

Section 7.2.	Duties and Responsibilities of the Servicer	~~101~~105

Section 7.3.	Authorization of the Servicer	~~102~~106

Section 7.4.	Collection of Payments	~~103~~107

Section 7.5.	Servicer Advances	~~106~~110

Section 7.6.	Realization Upon Defaulted Loans or Charged-Off Loans	~~107~~111

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Page
Section 7.7.	Maintenance of Insurance Policies	~~107~~111

Section 7.8.	Representations and Warranties of the Servicer	~~107~~111

Section 7.9.	Covenants of the Servicer	~~109~~113

Section 7.10.	The Collateral Custodian	~~112~~116

Section 7.11.	Representations and Warranties of the Collateral Custodian	~~115~~119

Section 7.12.	Covenants of the Collateral Custodian	~~116~~120

Section 7.13.	The Backup Servicer	~~117~~121

Section 7.14.	Representations and Warranties of the Backup Servicer	~~120~~124

Section 7.15.	Covenants of the Backup Servicer	~~121~~125

Section 7.16.	Payment of Certain Expenses by the Servicer and the Borrower	~~121~~125

Section 7.17.	Reports	~~122~~126

Section 7.18.	Annual Statement as to Compliance	~~122~~126

Section 7.19.	Annual Independent Public Accountant’s Servicing Reports	~~123~~127

Section 7.20.	~~Limitation on Liability of the Servicer and Others~~ [Reserved]	~~123~~127

Section 7.21.	The Servicer, the Backup Servicer and the Collateral Custodian Not to Resign	~~123~~128

Section 7.22.	Access to Certain Documentation and Information Regarding the Loans	~~124~~128

Section 7.23.	[Reserved]	~~124~~129

Section 7.24.	Identification of Records	~~124~~129

Section 7.25.	Servicer Termination Events	~~124~~129

Section 7.26.	Appointment of Successor Servicer	~~126~~131

Section 7.27.	Market Servicing Fee	~~128~~132

ARTICLE VIII SECURITY INTEREST		~~128~~133

Section 8.1.	Grant of Security Interest	~~128~~133

Section 8.2.	Release of Lien on Loans	~~129~~133

Section 8.3.	[Reserved]	~~129~~134

Section 8.4.	Further Assurances	~~129~~134

Section 8.5.	Remedies	~~130~~134

Section 8.6.	Waiver of Certain Laws	~~130~~134

Section 8.7.	Power of Attorney	~~130~~135

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Page
ARTICLE IX TERMINATION EVENTS		~~131~~135

Section 9.1.	Termination Events	~~131~~135

Section 9.2.	Remedies	137

ARTICLE X INDEMNIFICATION		~~133~~139

Section 10.1.	Indemnities by the Borrower	~~133~~139

Section 10.2.	Indemnities by the Servicer	~~136~~141

ARTICLE XI THE DEAL AGENT AND LENDER AGENTS		~~137~~142

Section 11.1.	The Deal Agent	~~137~~142

Section 11.2.	The Lender Agents	~~139~~144

ARTICLE XII MISCELLANEOUS		~~141~~146

Section 12.1.	Amendments and Waivers	~~141~~146

Section 12.2.	Notices, Etc	~~142~~147

Section 12.3.	Liabilities to Obligors	~~143~~148

Section 12.4.	No Waiver, Rights and Remedies	~~143~~149

Section 12.5.	Binding Effect	~~144~~149

Section 12.6.	Term of this Agreement	~~144~~149

Section 12.7.	GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE	~~144~~149

Section 12.8.	WAIVER OF JURY TRIAL	~~144~~149

Section 12.9.	Costs, Expenses and Taxes	~~144~~150

Section 12.10.	No Proceedings	~~145~~150

Section 12.11.	Recourse Against Certain Parties	~~146~~151

Section 12.12.	Protection of Security Interest; Appointment of Deal Agent as Attorney-in-Fact	~~147~~152

Section 12.13.	Confidentiality	~~148~~153

Section 12.14.	Third Party Beneficiaries	~~149~~154

Section 12.15.	Execution in Counterparts; Severability; Integration	~~149~~154

Section 12.16.	Waiver of Setoff	~~149~~154

Section 12.17.	Assignments by the Lenders	~~149~~154

Section 12.18.	Heading and Exhibits	~~151~~157

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Page
Section 12.19.	Sharing of Payments on Transferred Loans Subject to the Retained Interest Provisions	~~151~~157

Section 12.20.	Non-Confidentiality of Tax Treatment	~~152~~157

Section 12.21.	Conduit Lender as Institutional Lender	~~152~~158

Section 12.22.	Institutional Lenders and Conduit Lenders	~~152~~158

Section 12.23.	Judgment Currency	~~153~~158

-v-

ANNEXES
Annex A	Notice Information
Annex B	Commitments
Annex C	Collection Account Information
Annex D	Deal Agent’s Accounts
Annex E	~~Covenant-lite Loans~~[Reserved]
Annex F	~~ACAS Business Trust Securities~~Diversity Score Table
Annex G	Moody’s Industry Classifications

EXHIBITS

EXHIBIT A-1	Borrower Notice (Funding Request)
EXHIBIT A-2-a	Borrower Notice (Swingline Funding Request)
EXHIBIT A-2-b	~~Borrower Notice (Alternative Currency Swingline Funding Request)~~[Reserved]
EXHIBIT A-3	Borrower Notice (Reduction of Advances Outstanding and Reduction of Facility Amount)
EXHIBIT B-1-a	Form of Structured Note (Dollars)
EXHIBIT B-1-b	Form of Structured Note (Alternative Currency)
EXHIBIT B-2	Form of Swingline Note
EXHIBIT B-3	~~Form of Alternative Currency Swingline Note~~[Reserved]
EXHIBIT C	Form of Amended and Restated Trust Agreement
EXHIBIT D	Form of Assignment and Acceptance
EXHIBIT E	Form of Monthly Report
EXHIBIT F	Form of Servicer’s Certificate
EXHIBIT G	Credit and Collection Policy
EXHIBIT H-1	Form of Hedging Agreement (Wachovia) (including Schedule)
EXHIBIT H-2	~~Form of Hedging Agreement (JPMorgan Chase) (including Schedule)~~[Reserved]
EXHIBIT I	Form of Certificate of Borrower’s Counsel
EXHIBIT J	Form of Trust Receipt and Initial Certification
EXHIBIT K	Form of Trust Receipt and Final Certification
EXHIBIT L	Form of Request for Release of Loan Documents and Receipt
EXHIBIT M	[Reserved]
EXHIBIT N	Form of Reinvestment Certification
EXHIBIT O-1	Officer’s Certificate as to Solvency from Originator
EXHIBIT O-2	Officer’s Certificate as to Solvency from Borrower
EXHIBIT P-1	Officer’s Closing Certificate from Originator
EXHIBIT P-2	Officer’s Closing Certificate from Borrower
EXHIBIT Q-1	Power of Attorney from Servicer
EXHIBIT Q-2	Power of Attorney from Borrower
EXHIBIT R	Form of Notice and Request for Consent
EXHIBIT S	[Reserved]
EXHIBIT T	Form of Agent and Intercreditor Provisions for Agented Notes
EXHIBIT U	[Reserved]
EXHIBIT V	Form of Transferee Letter
EXHIBIT W	Form of Joinder Supplement

-i-

SCHEDULES
SCHEDULE I	Schedule of Documents
SCHEDULE II	[Reserved]
SCHEDULE III	[Reserved]
SCHEDULE IV	Loan List
SCHEDULE V	Location of Loan Files
SCHEDULE VI	Form of Loan Checklist
SCHEDULE VII	Vintage Date Reset Schedule

-ii-

P R E A M B L E

THIS THIRD AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”) is made as of this 23rd day of September, 2005, by and among:

(1) ACS FUNDING TRUST I, a Delaware statutory trust, as the borrower (together with its successors and assigns in such capacity, the “Borrower”);

(2) AMERICAN CAPITAL ~~STRATEGIES~~, LTD., a Delaware corporation (individually, “American Capital”, as the originator, the “Originator” and as the initial servicer and together with its successors and assigns in such capacity, the “Initial Servicer”);

(3) EACH OF THE CONDUIT LENDERS FROM TIME TO TIME PARTY HERETO, as a Conduit Lender;

(4) EACH OF THE INSTITUTIONAL LENDERS FROM TIME TO TIME PARTY HERETO, as an Institutional Lender;

(5) EACH OF THE LENDER AGENTS FROM TIME TO TIME PARTY HERETO, as a Lender Agent;

(6) WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (“WCM”), as the deal agent (together with its successors and assigns in such capacity, the “Deal Agent”);

(7) WACHOVIA BANK, NATIONAL ASSOCIATION, or any Affiliate thereof, as the swingline lender (in such capacity, the “Swingline Lender”~~); (8) WACHOVIA BANK, N.A., LONDON BRANCH, or any Affiliate thereof, as the swingline lender for Alternative Currencies (in such capacity, the “Alternative Currency Swingline Lender” and, together with the Swingline Lender,~~ and, together with each Conduit Lender and each Institutional Lender, a “Lender”); and

(9) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), not in its individual capacity, but solely as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”) and as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).

R E C I T A L S

WHEREAS, the Borrower, the Servicer, Variable Funding Capital Company LLC (“VFCC”), as a Conduit Lender, WCM, Citigroup Global Markets Realty Corp., JPMorgan Chase Bank, N.A., Citibank N.A., London Branch, YC Susi Trust, Bank of America, National Association, Bryant Park Funding LLC, HSBC Securities (USA) Inc., HSBC Bank USA, National Association, Alpine Securitization Corp., Credit Suisse, New York Branch, the Swingline Lender, the Alternative Currency Swingline Lender, the Backup Servicer, and the Collateral Custodian have heretofore executed and delivered the Third Amended and Restated Loan Funding and Servicing Agreement, dated as of September 23, 2005 (the “Third Amended and Restated Agreement”);

WHEREAS, the Third Amended and Restated Agreement was amended by Amendment No. 1, dated as of November 30, 2005, Amendment No. 2, dated as of August 7, 2006, Amendment No. 3, dated as of October 5, 2006, Amendment No. 4, dated as of August 24, ~~2007 and~~2007, Amendment No. 5, dated as of October 4, 2007 and Amendment No. 6, dated as of September 8, 2008 (the Third Amended and Restated Agreement, as so amended, the “Existing Loan Funding and Servicing Agreement”);

WHEREAS, pursuant to the Amendment No. 4 to the Third Amended and Restated Agreement, dated August 24, 2007, JS Siloed Trust became a party to the Third Amended and Restated Agreement as a Conduit Lender;

WHEREAS, pursuant to the Amendment No. 5 to the Third Amended and Restated Agreement, dated October 4, 2007, Three Pillars Funding LLC became a party to the Third Amended and Restated Agreement as a Conduit Lender, SunTrust Robinson Humphrey, Inc. became a party to the Third Amended and Restated Agreement as a Lender Agent and SunTrust Bank became a party to the Third Amended and Restated Agreement as an Institutional Lender;

WHEREAS, pursuant to the Amendment No. 5 to the Third Amended and Restated Agreement, dated October 4, 2007, YC Susi Trust is no longer a Conduit Lender under the Third Amended and Restated Agreement and Bank of America, National Association is no longer an Institutional Lender or Lender Agent under the Third Amended and Restated Agreement;

WHEREAS, pursuant to the Amendment No. 6 to the Third Amended and Restated Agreement, dated September 8, 2008, Wachovia Bank, N.A., London Branch is no longer the Alternative Currency Swingline Lender under the Third Amended and Restated Agreement;

WHEREAS, pursuant to the Amendment No. 6 to the Third Amended and Restated Agreement, dated September 8, 2008, JS Siloed Trust is no longer a Conduit Lender under the Third Amended and Restated Agreement and JPMorgan Chase Bank, N.A. is no longer an Institutional Lender or Lender Agent under the Third Amended and Restated Agreement;

WHEREAS, pursuant to the Amendment No. 6 to the Third Amended and Restated Agreement, dated September 8, 2008, Bryant Park Funding LLC is no longer a Conduit Lender under the Third Amended and Restated Agreement, HSBC Securities (USA) Inc. is no longer a Lender Agent under the Third Amended and Restated Agreement, and HSBC Bank USA, National Association is no longer an Institutional Lender under the Third Amended and Restated Agreement;

WHEREAS, pursuant to the Amendment No. 6 to the Third Amended and Restated Agreement, dated September 8, 2008, Alpine Securitization Corp. is no longer a Conduit Lender under the Third Amended and Restated Agreement and Credit Suisse, New York Branch is no longer an Institutional Lender or Lender Agent under the Third Amended and Restated Agreement;

WHEREAS, pursuant to the Amendment No. 6 to the Third Amended and Restated Agreement, dated September 8, 2008, Citigroup Global Markets Realty Corp. and Citibank N.A., London Branch are no longer Institutional Lenders under the Third Amended and Restated Agreement;

WHEREAS, pursuant to the Amendment No. 6 to the Third Amended and Restated Agreement, dated September 8, 2008, CHARTA, LLC became a party to the Third Amended and Restated Agreement as a Conduit Lender, Citicorp North America, Inc. became a party to the Third Amended and Restated Agreement as a Lender Agent, and Citibank, N.A. became a party to the Third Amended and Restated Agreement as an Institutional Lender;

WHEREAS, on the Sixth Amendment Effective Date, the Borrower, the Deal Agent, each of the Lenders, the Backup Servicer, the Collateral Custodian and the Hedge Counterparty hereby desire to amend and restate the Existing Loan Funding and Servicing Agreement to make such changes as are necessary or in the interests of the parties;

WHEREAS, each of the Borrower, the Deal Agent, the Lenders, the Backup Servicer, the Collateral Custodian and the Hedge Counterparty consents to the amendments to the Existing Loan Funding and Servicing Agreement effected by this Agreement; and

WHEREAS, all other conditions precedent to the execution of this Agreement have been complied with;

NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Certain Defined Terms.

(a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1.

(b) As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings:

“1940 Act”: The Investment Company Act of 1940, as amended.

~~“ACAS Business Loan Trust Securities”: Collectively, collateralized loan obligations issued by special purpose vehicles managed or serviced by the Servicer or the Servicer’s affiliates that entitle the holder to receive payments that depend on the cash flow from a portfolio consisting primarily of middle market business loans substantially similar to the loans acquired by the Borrower under the Purchase Agreement, and for which the following two conditions have been met: (i) such securities are endorsed in the name of Wachovia Capital Markets, LLC, as Deal~~

~~Agent for the Secured Parties and (ii) the Deal Agent has received emailed or other written confirmation from the Collateral Custodian of receipt of such securities by the Collateral Custodian; provided for avoidance of doubt that ACAS Business Loan Trust Securities shall not include any security primarily secured by commercial mortgage backed securities or commercial real estate loans.~~

“Accreted Interest”: The accrued interest on a PIK Loan that is added to the principal amount of such PIK Loan instead of being paid as it accrues.

“Accrual Period”: (a) With respect to each Advance (other than an Advance in an Alternative Currency) or portion thereof (i) with respect to the first Payment Date, the period from and including the Closing Date to and including the last day of the calendar month in which the Closing Date occurs, and (ii) with respect to any subsequent Payment Date, the calendar month immediately preceding the month in which the Payment Date occurs; (b) with respect to each Swingline Advance ~~and each Alternative Currency Swingline Advance~~, the period from and including the date of such Swingline Advance ~~or Alternative Currency Swingline Advance, as applicable,~~ to and including the day on which such Swingline Advance ~~or Alternative Currency Swingline Advance, as applicable,~~ is reimbursed pursuant to Section 2.5, or (c) with respect to each Advance in an Alternative Currency (i) with respect to the first Payment Date for such Advance, the period from and including the date of such Advance to and including the last day of the calendar month in which such initial Advance is made and (ii) with respect to any subsequent Payment Date, each period commencing on the last day of the immediately preceding Accrual Period for such Advance and ending one month thereafter, provided that each Advance in an Alternative Currency bearing interest at the LIBOR Rate shall be continued for consecutive additional Accrual Periods of one month without the requirement of further notice from the Borrower; provided, further, that the foregoing provisions relating to Advances in an Alternative Currency are subject to the following:

(i) if any Accrual Period pertaining to an Advance in an Alternative Currency would otherwise end on a day that is not a Business Day, such Accrual Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Accrual Period into another calendar month in which event such Accrual Period shall end on the immediately preceding Business Day;

(ii) any Accrual Period pertaining to an Advance in an Alternative Currency that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Accrual Period) shall end on the last Business Day of the next calendar month;

(iii) any Accrual Period in respect of any Advance in an Alternative Currency that would otherwise extend beyond the ~~Commitment~~ Termination Date ~~shall end on the Commitment Termination Date~~then in effect pursuant to clause (c) of the definition thereof; and

(iv) no more than four Advances in an Alternative Currency ~~and Alternative Currency Swingline Advances, collectively,~~ may be in effect at any time, except that new Advances and continuations and extensions of Advances may at the option of the Borrower be combined at the end of an existing Accrual Period to constitute a new Advance for a single Accrual Period.

“Add-On Loan”: Any additional loan or extension of credit made subsequent to any Loan made by the Originator or one of its Subsidiaries to the Obligor of such Loan in accordance with the Credit and Collection Policy.

“Adjusted LIBOR Rate”: For any Accrual Period for any Advance in Dollars or an Alternative Currency, an interest rate per annum equal to a fraction, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, (i) the numerator of which is equal to the LIBOR Rate for such Currency for such Accrual Period and (ii) the denominator of which is equal to 100% minus the Eurocurrency Reserve Percentage for such Accrual Period.

“Advance”: Defined in Section 2.1(b).

“Advance Rate”: On any ~~day, (i) with respect to Loans (excluding ACAS Business Loan Trust Securities), 67.5%, (ii) with respect to ACAS Business Loan Trust Securities up until but excluding April 1, 2008, 50%, and (iii) with respect to ACAS Business Loan Trust Securities on or after April 1, 2008, 0%; provided, that, with respect to ACAS Business Loan Trust Securities, the applicable Advance Rate shall be applied to the lower of (A) the Fair Market Value of such ACAS Business Loan Trust Securities and (B) the outstanding principal balance of such ACAS Business Loan Trust Securities.~~Measurement Date, (i) with respect to any Eligible Loan with a Loan-To-Value Ratio equal to or less than 95%, 56.0% and (ii) with respect to any other Eligible Loan, 43.5%; provided, however, that the Advance Rate shall be 0% on all Eligible Loans at any time that the Diversity Score is less than 10.

“Advances Outstanding”: On any day, the aggregate principal amount of Advances outstanding~~, Swingline Advances outstanding and Alternative Currency~~ and Swingline Advances outstanding on such day, after giving effect to all repayments of Advances~~, Swingline Advances and Alternative Currency~~ and Swingline Advances and makings of new Advances~~, Swingline Advances and Alternative Currency~~ and Swingline Advances on such day; provided, that, the “Advances Outstanding” under and as defined in the Existing Loan Funding and Servicing Agreement on and as of the Closing Date shall be deemed to be Advances Outstanding under and for all purposes of this Agreement; provided, further, that the principal amount of any Advance in an Alternative Currency ~~or Alternative Currency Swingline Advance~~ shall be computed using the Dollar Equivalent of such ~~Advance or Alternative Currency Swingline~~ Advance on such day.

“Affected Party”: The Deal Agent, each Lender Agent, each Conduit Lender, ~~JS Siloed Trust, JS Siloed Conduit Lender,~~ each Institutional Lender, the Swingline Lender, ~~the Alternative Currency Swingline Lender,~~ each Liquidity Bank, all assignees and participants of the Lenders including any Conduit Assignee, each Liquidity Bank, any successor to WCM as Deal Agent and any sub-agent of the Deal Agent.

“Affiliate”: With respect to a Person, means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” or “controlled” have meanings correlative to the foregoing; provided, that in the case of the Servicer or any Subsidiary, “Affiliate” shall not include any Person that is a Portfolio Investment.

“Agented Notes”: One or more promissory notes issued by an Eligible Obligor wherein (a) the note(s) are originated in accordance with the Credit and Collection Policy as a part of a syndicated loan transaction, (b) upon an assignment of the note to the Borrower under the Purchase Agreement and the grant of a security interest in such note under this Agreement, the original note will be endorsed either in blank or to the Deal Agent on behalf of the Secured Parties, and held by the Collateral Custodian on behalf of the Secured Parties, (c) the Borrower, as assignee of the note, will have all of the rights (but none of the obligations) of the Originator with respect to such note and the Related Property, including all rights, either directly or through the agent described in item (e), to receive and collect payments in its own name and to enforce its rights against the Obligor thereof, (d) the note is secured by an undivided interest in the Related Property that also secures and is shared by, on a pro rata basis, all other holders of such Obligor’s notes of equal priority issued under the related loan agreements and (e) the Originator (or American Capital Financial Services, Inc., a wholly-owned Subsidiary of the Originator) is the agent for all holders of loans made to such Obligor under the related loan agreements; provided, that Agented Notes shall not include (1) the obligations, if any, of any agents under the Loan Documents evidencing such Agented Notes, and (2) the interests, rights and obligations under the Loan Documents evidencing such Agented Notes that are retained by the Originator or are owned or owed by other noteholders.

“Aggregate Net Mark to Market Amount”: As of each Determination Date, the sum of all Net Mark to Market Amounts for such date for all Hedge Counterparties, provided, however, that if such sum shall be a negative number, the Aggregate Net Mark to Market Amount shall be deemed to be zero.

“Aggregate Outstanding Loan Balance”: As of any ~~date of determination~~Measurement Date, the sum of the Outstanding Loan Balances of all Eligible Loans included as part of the Collateral on such date minus the Outstanding Loan Balance of all Charged-Off Loans included as part of the Collateral on such date.

“Agreement”: Defined in the Preamble.

“Allocation Adjustment Event”: With respect to each Transferred Loan subject to the Retained Interest provisions of this Agreement, the occurrence of any one or more of the following under and as defined in any Permitted Transfer rated by the Rating Agencies, as applicable: (i) a “Servicer Termination Event” or (ii) a “Termination Event”.

“Alternative Currency”: ~~(i)~~ With respect to Advances, at any time, any of Canadian Dollars, English Pounds Sterling, Euro and, with the agreement of each Lender, any other Foreign Currency ~~or (ii) with respect to Alternative Currency Swingline Advances, at any time, any of Canadian Dollars, English Pounds Sterling and Euro~~, so long as, in respect of any such specified Currency or other Foreign Currency, at such time (a) such Currency is dealt with in the London (or, in the case of English Pounds Sterling, Paris) interbank deposit market, (b) such Currency is freely transferable and convertible into Dollars in the London foreign exchange market and (c) no central bank or other governmental authorization in the country of issue of such Currency (including, in the case of the Euro, any authorization by the European Central Bank) is required to permit use of such Currency by any Lender for making an Advance ~~or Alternative Currency Swingline Advance~~ hereunder or to permit the Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained and is in full force and effect.

“Alternative Currency Sub-Limit”: With respect to each Institutional Lender and each Conduit Lender, the commitment of such Lender to make Advances in one or more Alternative Currencies in accordance herewith in an amount not to exceed (a) prior to the Termination Date, the amount set forth opposite such Lender’s name on Annex B hereto and (b) on and after the Termination Date, the outstanding Advances of such Lender in all Alternative Currencies ~~plus such Lender’s Pro-Rata Share of all outstanding Alternative Currency Swingline Advances~~. The Alternative Currency Sub-Limit of each Institutional Lender or Conduit Lender is part of, and not in addition to, its Commitment hereunder.

~~“Alternative Currency Swingline Advance”: Defined in Section 2.1(c)~~.

~~“Alternative Currency Swingline Amount”: With respect to the Alternative Currency Swingline Lender, the commitment of such Lender to make Alternative Currency Swingline Advances in English Pounds Sterling, Canadian Dollars or Euro in accordance herewith in an amount not to exceed (a) prior to the Termination Date, the amount set forth opposite such Lender’s name on Annex B hereto and (b) on and after the Termination Date, the outstanding Alternative Currency Swingline Advances of such Lender in English Pounds Sterling, Canadian Dollars or Euro. The Alternative Currency Swingline Amount is subject to the Alternative Currency Sub-Limit.~~

~~“Alternative Currency Swingline Funding Request”: Defined in Section 2.1(c)~~.

~~“Alternative Currency Swingline Lender”: Defined in the Preamble~~.

~~“Alternative Currency Swingline Note”: Defined in Section 2.1(a)~~.

“Alternative Rate”: ~~An~~For any day during any Accrual Period, with respect to any Lender, an interest rate per annum equal to the Adjusted LIBOR Rate; provided, ~~however,~~ that, the Alternative Rate shall be the Base Rate if a Eurocurrency Disruption Event occurs.

“American Capital”: Defined in the Preamble.

“Amortization Period”: The period beginning on the Termination Date and ending on the Collection Date.

“Applicable Law”: For any Person or property of such Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, predatory lending laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Federal Reserve Board), and applicable judgments, decrees, injunctions, writs, orders, or line action of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Approved Country”: The United States or any Group I Country, Group II Country or Group III Country.

“Assignment”: The Assignment entered into between the Originator and the Borrower in substantially the form of Exhibit A to the Purchase Agreement.

“Assignment of Mortgage”: As to each Transferred Loan secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed or similar security instrument and all other documents related to such Loan and to the Borrower and to grant a perfected lien thereon by the Borrower in favor of the Deal Agent, on behalf of the Secured Parties; provided, however, that, with respect to Agented Notes and all other loans where a collateral agent has been appointed under the related loan agreement to hold a security interest in the Collateral securing such loan, Assignment of Mortgage shall mean such documents, including assignments, notices of transfer or equivalent instruments, each in recordable form as necessary, as are sufficient under the laws of the relevant jurisdiction to reflect the transfer to the collateral agent for all holders of notes issued by the Obligor under the related loan agreements that rank pari passu in terms of security interest, of the related mortgage, deed of trust, security deed or other similar instrument securing such notes and all other documents relating to such notes and to grant a perfected lien thereon by the Obligor in favor of the collateral agent for all such noteholders.

“Availability”: At any time, an amount equal to the excess, if any, of (i) the lesser of (a) the Facility Amount and (b) the Maximum Availability over (ii) the sum of (a) the Advances Outstanding on such day plus (b) the Aggregate Net Mark to Market Amount; provided, however, that, for all purposes of this Agreement, during the Amortization Period, the Availability shall be $0.

“Available Funds”: With respect to any Payment Date, all amounts received in the Collection Accounts (including, without limitation, any Interest Collections, Principal Collections and Collections on any of the Collateral) as of the later of (i) the immediately preceding Determination Date or (ii) the date of the calculations set forth in the most recent Borrower Notice.

“Average Life”: On any Measurement Date with respect to any Loan, the number obtained by dividing (a) the sum of the products of (i) the number of years (rounded to the nearest one tenth) from such Measurement Date to the respective dates of each successive Scheduled Payment of principal of such Loan and (ii) the respective amounts of principal of such Scheduled Payments by (b) the sum of all future Scheduled Payments of principal on such Loan.

“Backup Servicer”: Defined in the Preamble.

“Backup Servicer Expenses”: The reasonable out-of-pocket expenses to be paid to the Backup Servicer under and in accordance with the Backup Servicer and Collateral Custodian Fee Letter.

“Backup Servicer Fee”: The fee to be paid to the Backup Servicer under the terms of the Backup Servicer and Collateral Custodian Fee Letter.

“Backup Servicer and Collateral Custodian Fee Letter”: The Amended and Restated Backup Servicer and Collateral Custodian Fee Letter, dated as of the date hereof, among the Servicer, the Borrower, the Backup Servicer, the Collateral Custodian and the Deal Agent.

“Bank of England”: The central bank of the United Kingdom, and any successor thereto.

“Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101, et seq.), as amended from time to time.

“Base Rate”: On any date, (a) with respect to Advances or Swingline Advances in Dollars, the U.S. Dollar Base Rate or (b) with respect to Advances ~~or Alternative Currency Swingline Advances~~ in (i) English Pounds Sterling, the English Pounds Sterling Base Rate, (ii) Euro, the Euro Base Rate, (iii) Canadian Dollars, the Canadian Dollar Base Rate, and (iv) an Alternative Currency (other than English Pounds Sterling, Euro or Canadian Dollars), the rate determined by the Deal Agent in its discretion from time to time, and notified to the Borrower and each Lender, as the rate generally used by prime banks in the country of such Currency as the benchmark rate against which such prime banks price short term or day to day loans in such Currency.

“Benefit Plan”: Any employee benefit plan as defined in Section 3.1(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3.1(5) of ERISA.

“Borrower”: Defined in the Preamble.

“Borrower Notice”: A written notice, in the form of Exhibit A-1, A-2-a or A-3, as applicable, to be used for each Advance or Swingline Advance, repayment of each Advance or Swingline Advance or termination or reduction of the Facility Amount or Prepayments of Advances or Swingline Advances.

“Borrowing Base”: On any ~~date of determination~~Measurement Date, an amount equal to (i) the Aggregate Outstanding Loan Balance on such date plus (ii) the Outstanding Loan Balance of all Eligible Loans to become included as part of the Collateral on such date minus (iii) the amount (calculated without duplication) by which the Eligible Loans included in the determinations made in clauses (i) and (ii) together exceed any applicable Concentration Limits minus (iv) the Outstanding Loan Balance of any Defaulted Loans.

“Borrowing Base Certificate”: A certificate of a Responsible Officer of the Servicer setting forth the current Borrowing Base as of the date set forth in such certificate and the manner of calculation thereof, to be delivered to the parties and at the times specified herein.

~~“Borrower Notice”: A written notice, in the form of Exhibit A-1, A-2-a, A-2-b or A-3, as applicable, to be used for each Advance, Swingline Advance or Alternative Currency Swingline Advance, repayment of each Advance, Swingline Advance or Alternative Currency Swingline Advance or termination or reduction of the Facility Amount or Prepayments of Advances, Swingline Advances or Alternative Currency Swingline Advances.~~

“Breakage Costs”: Any amount or amounts as shall compensate a Lender for any loss, cost or expense incurred by such Lender (as reasonably determined by the applicable Lender Agent on behalf of such Lender) as a result of (i) a prepayment by the Borrower of Advances Outstanding (including Advances Outstanding in an Alternative Currency) or Interest prior to the end of an Accrual Period, (and, for purposes hereof, an Accrual Period ending on the last day of a calendar month in which an initial Advance in an Alternative Currency is made, shall be deemed to have ended on the date one week after the commencement of such Accrual Period and not on such last day of such calendar month) or (ii) solely in the case of a Conduit Lender, the excess, if any, of the CP Rate over the Adjusted LIBOR Rate. All Breakage Costs shall be due and payable upon demand. The determination by the applicable Lender Agent of the amount of any such loss or expense shall be set forth in a written notice to the Borrower and shall be conclusive absent manifest error.

“Business Day”: Any day of the year other than a Saturday or a Sunday on which (a) banks are not required or authorized to be closed in New York, New York, Minneapolis, Minnesota, Charlotte, North Carolina and Baltimore, Maryland, (b) if the term “Business Day” is used in connection with the Adjusted LIBOR Rate, means the foregoing only if such day is also a day of year on which dealings in United States dollar deposits are carried on in the London interbank market, and (c) if the term “Business Day” is used in connection with an Advance ~~or Alternative Currency Swingline Advance~~ denominated in (i) any Alternative Currency other than Euro, means the foregoing only if such day is also a day of year on which commercial banks and the London foreign exchange market settle payments in the Principal Financial Center for such Alternative Currency and (ii) Euro, means any TARGET Day that is also a day on which dealings in deposits are conducted by and between banks in the London interbank market.

“Canadian Dollar Base Rate”: The rate per annum as determined by the Deal Agent, in its sole discretion, to be the greater of (i) the arithmetic mean of the rates of interest which the reference banks will charge as their prime rates for loan in Canadian Dollars at their offices in Canada, and (ii) the sum of (a) the yearly rate of interest to which the one-month Canadian Bankers’ Acceptance Rate is equivalent, plus (b) 1.00% per annum.

“Canadian Dollars”: The lawful currency of Canada.

“Change-in-Control”: The date on which (a) any Person or “group” acquires any “beneficial ownership” (as such terms are defined under Rule 13d-3 of, and Regulation 13D under the Exchange Act), either directly or indirectly, of stock or other equity interests or any interest convertible into any such interest in the Originator or Servicer having more than fifty percent (50%) of the voting power for the election of directors of the Originator, or Servicer, if any, under ordinary circumstances, or (b) (except in connection with any Permitted Transfer) the Originator or Servicer sells, transfers, conveys, assigns or otherwise disposes of all or substantially all of the assets of the Originator or Servicer.

“Charged-Off Loan”: Any Transferred Loan: (i) that is ~~180~~120 days or more past due (without giving effect to any Servicer Advance thereon) with respect to any interest or principal payment, (ii) for which an Insolvency Event has occurred with respect to the related Obligor, (iii) for which the related Obligor has suffered any Material Adverse Change, (iv) that is or should be written off as uncollectible by the Servicer in accordance with the Credit and Collection Policy, (v) that has been placed on non-accrual status by the Servicer in accordance with the Credit and Collection Policy, (vi) all or any portion of which has been converted into or exchanged for an

Equity Security or (vii) has been sold for less than its Outstanding Loan Balance upon foreclosure or upon exercise of remedies, provided, that, only the portion of the Transferred Loan not recouped in such sale shall be deemed to be “charged-off’ for purposes of clause (vii).

“Charged-Off Portfolio Loan”: Any Portfolio Loan: (i) that is ~~180~~120 days or more past due (without giving effect to any Servicer Advance thereon) with respect to any interest or principal payment, (ii) for which an Insolvency Event has occurred with respect to the related Obligor, (iii) for which the related Obligor has suffered any Material Adverse Change, (iv) that is or should be written off as uncollectible by the Servicer in accordance with the Credit and Collection Policy, (v) that has been placed on non-accrual status by the Servicer in accordance with the Credit and Collection Policy, (vi) all or any portion of which has been converted into or exchanged for an Equity Security or (vii) has been sold for less than its Portfolio Outstanding Loan Balance upon foreclosure or upon exercise of remedies, provided, that, only the portion of the Portfolio Loan not recouped in such sale shall be deemed to be “charged-off” for purposes of clause (vii).

“Charged-Off Ratio”: With respect to any Collection Period, the percentage equivalent of a fraction, calculated as of the Determination Date for such Collection Period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Transferred Loans that became Charged-Off Loans during such Collection Period and (b) the denominator of which is equal to the decimal equivalent of a fraction (x) the numerator of which is equal to the sum of (A) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period plus (B) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and (y) the denominator of which is 2.

“~~Citigroup”: Citigroup Global Markets Realty Corp., a New York~~CHARTA”: CHARTA, LLC, a Delaware limited liability company.

“Citibank”: Citibank, N.A.

“Citicorp”: Citicorp North America, Inc., a Delaware corporation.

“Closing Date”: September 23, 2005.

“Code”: The Internal Revenue Code of 1986, as amended.

“Collateral”: All right, title and interest, whether now owned or hereafter acquired or arising, and wherever located, of the Borrower in and to the property described in clauses (i) through (xii) below and all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to any of the following (in each case excluding the Retained Interest and the Excluded Amounts):

(i) the Transferred Loans, and all monies due or to become due in payment of such Transferred Loans on and after the related Cut-Off Date, including but not limited to all Collections and all obligations owed to the Originator in connection with such Loans;

(ii) any Related Property securing or purporting to secure the Transferred Loans (to the extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a Lien thereon) including the related Liens granted by the Obligor under such Transferred Loans and all proceeds from any sale or other disposition of such Related Property;

(iii) all security interests, liens, guaranties, warranties, letters of credit, accounts, bank accounts, mortgages or other encumbrances and property subject thereto from time to time purporting to secure payment of any Transferred Loan, together with all UCC financing statements or similar filings relating thereto;

(iv) all claims (including ~~“~~“claims~~”~~” as defined in Bankruptcy Code § 101(5)), suits, causes of action, and any other right of the Originator, whether known or unknown, against the related Obligors, if any, or any of their respective Affiliates, agents, representatives, contractors, advisors, or any other Person that in any way is based upon, arises out of or is related to any of the foregoing, including, to the extent permitted to be assigned under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of the Originator against any attorney, accountant, financial advisor, or other Person arising under or in connection with the related Loan Documents;

(v) all cash, securities, or other property, and all setoffs and recoupments, received or effected by or for the account of the Originator under such Transferred Loans (whether for principal, interest, fees, reimbursement obligations, or otherwise) after the related Cut-Off Date, including all distributions obtained by or through redemption, consummation of a plan of reorganization, restructuring, liquidation, or otherwise of any related Obligor or the related Loan Documents, and all cash, securities, interest, dividends, and other property that may be exchanged for, or distributed or collected with respect to, any of the foregoing;

(vi) all Insurance Policies;

(vii) the Loan Documents with respect to such Transferred Loans;

(viii) each Collection Account, each Lock-Box and the Lock-Box Account, together with all funds held in or credited to such accounts, and all certificates and instruments, if any, from time to time representing or evidencing each of the foregoing or such funds;

(ix) any Hedging Agreement and any payment from time to time due thereunder;

(x) the Purchase Agreement and the assignment to the Deal Agent of all UCC financing statements filed by the Borrower against the Originator under or in connection with the Purchase Agreement;

(xi) the “Collateral” under, and as defined in, the Existing Loan Funding and Servicing Agreement; and

(xii) the proceeds of each of the foregoing.

“Collateral Custodian”: Defined in the Preamble.

“Collateral Custodian Expenses”: The reasonable out-of-pocket expenses to be paid to the Collateral Custodian under and in accordance with the Backup Servicer and Collateral Custodian Fee Letter.

“Collateral Custodian Fee”: The fee to be paid to the Collateral Custodian under the terms of the Backup Servicer and Collateral Custodian Fee Letter, including the “Collateral Custodian Fee” and “Administration Fee,” each as defined in the Backup Servicer and Collateral Custodian Fee Letter.

“Collection Account”: Each Collection Account set forth on Annex C as amended from time to time.

“Collection Date”: The date following the Termination Date on which the Obligations have been reduced to zero and indefeasibly paid in full other than contingent indemnification obligations.

“Collection Period”: Each calendar month, except (i) in the case of the first Collection Period, the period beginning on the Closing Date to and including the last day of the calendar month in which the Closing Date occurs and (ii) in the case of the first Collection Period following the Sixth Amendment Effective Date, the period beginning on the Sixth Amendment Effective Date to and including the last day of the calendar month in which the Sixth Amendment Effective Date occurs.

“Collections”: (a) All cash collections or other cash proceeds received by the Borrower or by the Servicer or Originator on behalf of the Borrower from any source in payment of any amounts owed in respect of a Transferred Loan, including, without limitation, Interest Collections, Principal Collections, Deemed Collections, Insurance Proceeds, interest earnings in the Collection Accounts, and all Recoveries, (b) all amounts received by the Borrower pursuant to Section 2.19(b) in connection with the repurchase by the Originator of Ineligible Loans pursuant to the Purchase Agreement, (c) any other funds received by or on behalf of the Borrower with respect to any Transferred Loan or Related Property, and (d) all payments received pursuant to any Hedging Agreement or Hedge Transaction, but excluding, in the case of (a), (b) or (c), as applicable, amounts in respect of any Retained Interest and Excluded Amounts.

“Commercial Paper Notes”: On any day, any short-term promissory notes issued by any Conduit Lender (or its related commercial paper issuer if the Conduit Lender does not itself issue commercial paper) in the commercial paper market.

“Commitment”: With respect to each ~~Conduit Lender and each Institutional~~ Lender, the commitment (without duplication) of such Lender to make Advances in accordance herewith in an amount not to exceed (a) prior to the Termination Date, the amount set forth opposite such Lender’s name on Annex B hereto and (b) on and after the Termination Date, except to the extent set forth in Section 2.5, ~~the outstanding~~such Lender’s Pro Rata Share of the aggregate Advances ~~of such Lender~~Outstanding.

~~“Commitment Termination Date”: October 1, 2009, or such later date as the Deal Agent and each Lender Agent shall notify the Borrower of in writing in accordance with Section 2.1(d)~~.

“Computer Records”: The computer records generated by the Servicer or any subservicer that provide information relating to the Loans and that were used by the Originator in selecting the Loans in the Collateral.

“Concentration Limits”: On any day, each of the following calculated on the basis of a percentage of the Aggregate Outstanding Loan Balance, such Aggregate Outstanding Loan Balance ~~(in each case excluding ACAS Business Loan Trust Securities unless otherwise indicated),~~ shall be such that:

(a)~~(a)~~ the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors which are in the same Industry (as defined by Moody’s Industry Classifications) shall not exceed 15%; provided, that, the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors which comprise the largest Moody’s Industry Classification shall not exceed ~~25%; provided, further, the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors which comprise the second largest and third largest Moody’s Industry Classification shall not exceed 20%; and provided, further, the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors which comprise the Moody’s Industry Classification of Telecommunications shall not exceed 15%;~~20%;

(b)~~(b)~~ the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to any one Obligor shall not exceed the greater of $~~45,000,000 and 7~~17,500,000 and 6.5%; provided, that, the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to the three largest Obligors (as determined by Outstanding Loan Balance) shall not exceed 8%;

(c)~~(c)~~ the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral the Obligors of which are Grade 2 Obligors shall not exceed the greater of $~~30,000,000~~12,500,000 and ~~7.5~~5%;

(d)~~(d)~~ the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that have interest due and payable less frequently than monthly shall not exceed 50%;

(e)~~(e)~~ the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral principally secured by real property shall not exceed ~~40~~20%;

(f) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that are unsecured shall not exceed 0%;

(g)~~(f)~~ the sum of the Outstanding Loan Balances of all Eligible Loans included in the Collateral which have been included as part of the Collateral for 12 months or more shall not exceed $~~75,000,000 (~~22,500,000; provided, that, (~~1~~i) if a portion of a Loan has been transferred, sold, contributed or otherwise conveyed as part of a Permitted Transfer of the type set forth in clause (a) of the definition thereof, such sum shall be calculated by treating the portion of such Loan remaining in the Collateral as if it were first included in the Collateral as of the date of such Permitted Transfer, and (~~2~~ii) for Loans set forth on Schedule VII hereto, which schedule may be amended, modified or supplemented from time to time with the consent of the Deal Agent, such sum shall be calculated by treating such Loans as if they were first included in the Collateral as of the date specified on such schedule~~)~~; provided, further, that the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral (y) the Obligors of which are Grade 3 Obligors or Grade 4 Obligors and (z) that have a Loan-To-Value Ratio of not greater than 85% as of the Sixth Amendment Effective Date shall, in each case, be calculated by treating such Loans as if they were first included in the Collateral as of the Sixth Amendment Effective Date;

(h)~~(g)~~ the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral funded in an Alternative Currency to Obligors domiciled in a Group I, II, or III Country shall not exceed ~~10~~7.5%; provided, that, for Obligors domiciled in a Group I Country, the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors shall not exceed ~~10~~7.5%; provided, further, for Obligors domiciled in a Group II or III Country, the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors shall not exceed ~~7.5~~5%; and provided, further, that for Obligors domiciled in a Group III Country, the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral to Obligors shall not exceed ~~3.5~~3%;

(i) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral (i) that are funded in an Alternative Currency or (ii) the Obligors of which are domiciled in a Group I, II, or III Country shall not exceed 15%;

(j)~~(h)~~ the average of each Obligor’s sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral shall not exceed the greater of $~~17,000,000~~8,500,000 and ~~4~~2.75%; ~~and~~

(k)~~(i)~~ the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral which ~~are ACAS Business Loan Trust Securities as set forth on Annex F hereto shall not exceed 25%.~~has been included as part of the Collateral for 6 months or more and has not received a formal rating or a shadow rating from either of the Rating Agencies shall not exceed 0%; provided, that, this subclause (k) shall be effective only beginning on the date that is 6 months after the Sixth Amendment Effective Date;

(l) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that has received a formal rating or a shadow rating from either of the Rating Agencies that is lower than “B-” or “B3”, respectively, shall not exceed the greater of $30,000,000 and 10%;

(m) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that has received a formal rating or a shadow rating from either of the Rating Agencies that is lower than “CCC+” or “Caa1”, respectively, shall not exceed 0%; and

(n) the sum of the Outstanding Loan Balances of Eligible Loans included in the Collateral that are Subordinate Loans shall not exceed 60%.

“Conduit Assignee”: Any special purpose entity that finances its activities directly or indirectly through the issuance of asset backed commercial paper and is administered by a Lender Agent or any Affiliate thereof and is designated by a Lender Agent from time to time to accept an assignment from a Conduit Lender of all or a portion of such Conduit Lender’s Advances.

“Conduit Lender”: VFCC~~, JS Siloed Trust~~ and each other special purpose entity that finances its activities directly or indirectly through asset backed commercial paper as may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement to the Deal Agent and the Borrower as contemplated by Section 2.1(e); provided, however that each Conduit Lender shall be a party to a Liquidity Purchase Agreement pursuant to which a financial institution is committed to make Advances hereunder in the event that such Conduit Lender opts not to make any Advances requested hereunder.

“Consents”: Defined in Section 7.11(e).

“Consolidated Subsidiary”: With respect to any Obligor, as of any date of determination, any Subsidiary or other Person the accounts of which would be consolidated with those of the Obligor in its consolidated financial statements if such statements were prepared as of such date.

“Consolidated Tangible Net Worth”: At any time, Total Shareholders’ Equity, less the value, as set forth or reflected on the most recent consolidated balance sheet of the Servicer and its consolidated subsidiaries, prepared in accordance with GAAP, of all assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, unamortized debt discount and expense and deferred expenses.

“Contractual Obligation”: With respect to any Person, means any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

“Covenant-lite Loan”: Any Loan ~~(other than a subordinated loan or an ACAS Business Loan Trust Security)~~ that (i) does not contain any financial covenants, or (ii) requires the related Obligor to comply with any Incurrence Covenant but not with any Maintenance Covenant.

“CP Rate”: For any Accrual Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by a Conduit Lender ~~(or, with respect to JS Siloed Trust, the JS Siloed Conduit Lender)~~ from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by such Conduit Lender ~~or, with respect to JS Siloed Trust, the JS Siloed Conduit Lender~~, maturing on dates other than those certain dates on which such Conduit Lender ~~or, with respect to JS Siloed Trust, the JS Siloed Conduit Lender,~~ is to receive funds) in respect of the Commercial Paper Notes issued by such Conduit Lender ~~(or, with respect to JS Siloed Trust, the JS Siloed Conduit Lender)~~ that are allocated, in whole or in part, by the applicable

Lender Agent (on behalf of such Conduit Lender ~~or, with respect to JS Siloed Trust, the JS Siloed Conduit Lender~~) to fund or maintain the Advances Outstanding during such period, as determined by the applicable Lender Agent (on behalf of such ~~Conduit Lender or, with respect to JS Siloed Trust, the JS Siloed~~ Conduit Lender) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the applicable Lender Agent (on behalf of such Conduit Lender ~~or, with respect to JS Siloed Trust, the JS Siloed Conduit Lender~~) and (ii) other borrowings by such Conduit Lender ~~(or, with respect to JS Siloed Trust, the JS Siloed Conduit Lender)~~, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the applicable Lender Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“Credit and Collection Policy”: Those credit, collection, customer relation and service policies: (a) determined by the Borrower, the Originator and the ~~initial~~Initial Servicer as of the date hereof relating to the Loans and related Loan Documents, described in Exhibit G, as the same may be amended or modified from time to time in accordance with Section 7.9(g); and (b) with respect to any Successor Servicer, the collection procedures and policies of such person (as approved by the Required Lenders) at the time such Person becomes Successor Servicer.

“Currency”: Dollars or any Foreign Currency.

“Cut-Off Date”: With respect to each Transferred Loan, the Purchase Date of such Transferred Loan, on and after which Collections on such Transferred Loan become included as part of the Collateral.

“Deal Agent”: Defined in the Preamble.

“Deal Agent’s Accounts”: The accounts set forth on Annex D.

“Deemed Collection”: Defined in Section 2.4(c).

“Defaulted Loan”: Any Transferred Loan (that is not a Charged-Off Loan): ~~(i)~~ with respect to any Loan ~~(other than an ACAS Business Loan Trust Security)~~ (a) that is 60 days or more past due with respect to any interest or principal payments ~~or~~, (b) that is or otherwise should be considered a Defaulted Loan by the Servicer in accordance with the Credit and Collection Policy~~; and (ii) with respect to any ACAS Business Loan Trust Security (a) that is more than 5 days past due with respect to any interest or principal payments or (b) that is or otherwise should be considered a Defaulted Loan by the Servicer in accordance with the Credit and Collection Policy~~ or (c) the Servicer or another lender has provided the related Obligor with a notice of default (other than a reservation of rights or similar letter) on its loan obligation in accordance with the underlying loan documents that has not been withdrawn, cured or waived (and, in the case of a notice of default from another lender, of which the Servicer has received a copy or has actual knowledge).

“Defaulted Portfolio Loan”: Any Portfolio Loan (that is not a Charged-Off Portfolio Loan): ~~(i)~~ with respect to any Loan ~~(other than an ACAS Business Loan Trust Security)~~ (a) that is 60 days or more past due with respect to any interest or principal payments or (b) that is or otherwise should be considered a Defaulted Portfolio Loan by the Servicer in accordance with the Credit and Collection Policy~~; and (ii) with respect to any ACAS Business Loan Trust Security (a) that is more than 5 days past due with respect to any interest or principal payments or (b) that is or otherwise should be considered a Defaulted Portfolio Loan by the Servicer in accordance with the Credit and Collection Policy~~.

“Default Ratio”: With respect to any Collection Period, the percentage equivalent of a fraction, calculated as of the Determination Date for such Collection Period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Defaulted Loans (excluding Charged-Off Loans) and (b) the denominator of which is equal to the decimal equivalent of a fraction the numerator of which is equal to the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period and (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and the denominator of which is 2.

“Delinquent”: On any day with respect to any Loan, and any specified time period, (i) any payment, or portion thereof, due with respect thereto, has not been made by the Obligor of such Loan for the specified time period from the due date of such payment or (ii) other than with respect to any PIK Loans, the related Obligor is not paying any of the accrued and unpaid interest thereon on a current basis.

“Derivatives”: Any exchange-traded or over-the-counter (a) forward, future, option, swap, cap, collar, floor, foreign exchange contract, any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (b) any similar transaction, contract, instrument, undertaking or security, or (c) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

“Determination Date”: The last day of each Collection Period.

“Diversity Score”: A single number that indicates the collateral concentration for Eligible Loans in terms of both the Obligor and industry classification, which number is calculated as described in Annex F.

“Dollar Equivalent”: With respect to any amount of Alternative Currency, the amount of U.S. Dollars that would be required to purchase such amount of Alternative Currency on any date of calculation, based on the spot selling rate determined by the Deal Agent, in its sole discretion, which rate shall be delivered not later than two (2) Business Days later after such rate was determined by the Deal Agent.

“Dollars”: Means, and the conventional “$” signifies, the lawful currency of the United States of America.

“Eligible Loan”: On any day, (a) any Loan that is sold or assigned by the Originator to the Borrower and (b) any Loan (unless otherwise designated ~~and as applicable to any ACAS Business Loan Trust Security~~) that satisfies each of the following requirements:

(i) the Loan is evidenced by Loan Documents that have been duly authorized and are in full force and effect and constitute the legal, valid and binding obligation of the Obligor of such Loan to pay the stated amount of the Loan and interest thereon, and the related Loan Documents are enforceable against such Obligor in accordance with their respective terms;

(ii) the Loan was originated or purchased in accordance with the terms of the Credit and Collection Policy and arose in the ordinary course of the Originator’s business from the loaning of money to the Obligor thereof;

(iii) as of the date such Loan is first included in the Collateral, the Loan is not a Defaulted Loan or a Charged-Off Loan, and, for purposes of the initial Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ made with respect to such Loan, no payment or portion thereof is ~~more than ten days~~ Delinquent;

(iv) the Obligor of such Loan has executed all appropriate documentation required by the Originator, as required by, and in accordance with, the Credit and Collection Policy;

(v) the Loan (other than a Loan denominated in an Alternative Currency), together with the Loan Documents related thereto, is a “general intangible”, an “instrument”, a “payment intangible”, an “account”, or “chattel paper” within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;

(vi) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Loan have been duly obtained, effected or given and are in full force and effect;

(vii) any applicable taxes in connection with the transfer of such Loan have been paid and the Obligor has been given any assurances (including with respect to the payment of transfer taxes and compliance with securities laws) required by the Loan Documents in connection with the transfer of the Loan;

(viii) the Loan is denominated and payable only in (i) Dollars in the United States or (ii) one specific Alternative Currency in an Approved Country, and the related Loan Documents do not permit such Loan to be repaid in any Currency other than the Currency in which such Loan was made;

(ix) the Loan bears some current interest, which is due and payable monthly or quarterly;

(x) the Loan, together with the Loan Documents related thereto, was originated in accordance with, and does not contravene in any material respect any Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, predatory lending, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Loan Documents related thereto is in material violation of any such Applicable Laws;

(xi) the Loan, together with the related Loan Documents, is fully assignable, (and, if such Loan is secured by an interest in real property, an Assignment of Mortgage has been delivered to the Collateral Custodian);

(xii) the Loan was ~~documented in English and~~ closed in accordance with the Credit and Collection Policy~~,~~ and the related promissory note, if any, is duly endorsed as collateral~~;~~, the Loan Documents with respect to such Loan are documented in accordance with the Credit and Collection Policy, and each of the Loan and the Loan Documents with respect to such Loan are documented in English (or, to the extent that such Loan is not in the English language, the Borrower provides an English translation of the Loan Documents);

(xiii) the Loan, (i) (together with the Collections, Related Property and all other Collateral related thereto) has been the subject of a grant by the Borrower in favor of the Deal Agent, on behalf of the Secured Parties, of a first priority perfected security interest, and (ii) the Borrower’s interest in all Related Property are free of any Liens, except for Permitted Liens and all filings and other actions required to (1) with respect to a Loan denominated in Dollars, perfect the security interest of (a) the Deal Agent, as agent for the Secured Parties, in the Loan and Related Property have been made or taken and (b) with respect to an Agented Note denominated in Dollars, the collateral agent, as agent for all holders of indebtedness of the related Obligor under the related Loan Documents, in the Related Property, have been made or taken and (2) (a) with respect to a Loan denominated in an Alternative Currency, grant a valid and effective security interest (subject to any filing, registration or notarization (including registration of a debenture necessary to perfect such security interest and make such security interest enforceable)) to the Deal Agent, as agent for the Secured Parties, in the Loan and Related Property and (b) with respect to an Agented Note denominated in an Alternative Currency, grant a valid and effective security interest (subject to any filing, registration or notarization (including registration of a debenture necessary to perfect such security interest and make such security interest enforceable)) to the collateral agent, as agent for all holders of indebtedness of the related Obligor under the related Loan Documents, in the Related Property;

(xiv) the Loan (including any PIK Loan, but only to the extent all amounts due under such PIK Loan are due and payable on a definitive maturity date) has an original term to maturity of no more than 120 months, and is either fully amortizing in installments (which installments need not be in identical amounts) over such term or the principal amount thereof is due in a single installment at the end of such term;

(xv) as of the date a Loan is added to the Collateral, such Loan has an initial Loan-to-Value Ratio of not greater than 85%;

(xvi)~~(xv)~~ no right of rescission, set off, counterclaim, defense or other material dispute has been asserted with respect to such Loan;

(xvii)~~(xvi)~~ any Related Property with respect to such Loan is insured in accordance with the Credit and Collection Policy;

~~(xvii) the Loan Documents with respect to such Loan are complete in accordance with the Credit and Collection Policy and are in the English language;~~

(xviii) the Obligor with respect to such Loan is an Eligible Obligor;

(xix) the Loan does not represent payment obligations relating to “put” rights;

(xx) the Loan does not by its terms permit the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor;

(xxi) payments of interest (or any equivalent thereof) on the Loan are not subject to any withholding or similar tax imposed by any Governmental Authority unless the Obligor is required under the Loan Documents to pay an additional amount with respect to such payments such that the amount actually received by the Borrower after deduction or withholding for or on account of such tax is not less than the amount the Borrower would have received had no such deduction or withholding been deducted or withheld;

(xxii) ~~if such Loan is originated on or after December 1, 2000,~~ the Obligor of such Loan has waived all rights of set-off and/or counterclaim against the Originator of the Loan and all assignees thereof;

(xxiii) with respect to Agented Notes, the related Loan Documents (a) shall include a loan agreement or a note purchase agreement containing provisions relating to the appointment and duties of a payment agent and a collateral agent and intercreditor and (if applicable) subordination provisions substantially similar to the forms provided to and approved by the Deal Agent and attached hereto as Exhibit T, and (b) are duly authorized, fully and properly executed and are the valid, binding and unconditional payment obligation of the Obligor thereof;

(xxiv) with respect to Agented Notes, the Originator (or American Capital Financial Services, Inc., a wholly owned Subsidiary of the Originator) has been appointed the collateral agent of the security and the payment agent for all such notes prior to such Agented Note becoming a part of the Collateral;

(xxv) with respect to Agented Notes, if the entity serving as the collateral agent of the security for all syndicated notes issued under the related loan agreement or note purchase agreement of the Obligor has or will change from the time of the origination of the notes, all appropriate assignments of the collateral agent’s rights in and to the collateral on behalf of the noteholders have been executed and filed or recorded as appropriate prior to such Agented Note becoming a part of the Collateral;

(xxvi) with respect to Agented Notes, all required notifications, if any, have been given to the collateral agent, the payment agent and any other parties required by the Loan Documents, and all required consents, if any, have been obtained with respect to, the Originator’s assignment of the Agented Notes and the Originator’s right, title and interest in the Related Property to the Borrower and the Deal Agent’s security interest therein on behalf of the Secured Parties;

(xxvii) with respect to Agented Notes, the right to control certain actions of and to replace the collateral agent and/or the paying agent of the syndicated notes is by the holders of the indebtedness evidencing not less than a majority of the outstanding amount of all such indebtedness issued by the Obligor under the Loan Documents for such Agented Notes that is ranked pari passu in terms of priority of payment and/or security interest;

(xxviii) with respect to Agented Notes, all syndicated notes of the Obligor of the same priority are cross-defaulted, the Related Property securing such notes is held by the collateral agent for the benefit of all holds of the syndicated notes and all holders of such notes (a) have an undivided interest in the collateral securing such notes, (b) share in the proceeds of the sale or other disposition of such collateral on a pro rata basis and (c) may transfer or assign their right, title and interest in the Related Property;

(xxix) any Loan (including any PIK Loan) shall have ~~PIK Cash-Pay Interest~~cash-pay interest that is currently being paid at a minimum rate of (y) 11% per annum for Fixed Rate Loans, or (z) LIBOR plus ~~2~~3% per annum for Floating Rate Loans;

(xxx) at the time of contribution of such Loan, the Weighted Average Life does not exceed seven years; provided, that, if on such date the Weighted Average Life exceeds seven years, such Loan may still be an Eligible Loan if the Weighted Average Life is maintained or improved by the inclusion of such Loan;

(xxxi)~~(xxx) other than Loans set forth on Annex E hereto, any~~no Loan shall ~~not~~ be a Covenant-lite Loan;

~~(xxxi) with respect to ACAS Business Loan Trust Securities, they shall be set forth on Annex F hereto; provided, however, that if any ACAS Business Loan Trust Security set forth in Annex F shall be downgraded below a rating of “BBB” by Fitch or the equivalent rating by any other Rating Agency, such Security shall no longer be an Eligible Loan; and~~

(xxxii) no Loan shall be an Add-On Loan, unless such Add-On Loan was made to an Obligor designated as a Grade 3 Obligor or a Grade 4 Obligor;

(xxxiii) as of the date such Loan is first included in the Collateral, the Loan does not require any future advances to be made to the related Obligor; and

(xxxiv)~~(xxxii)~~ all information on the Loan List delivered to the Deal Agent with respect to such Loan is true and correct.

“Eligible Obligor”: On any day, any Obligor that satisfies each of the following requirements at all times:

(i) such Obligor is not an Internet start-up company, and its primary business is not in the gaming, nuclear waste, bio-tech, natural resource exploration or production, or construction finance industries;

(ii) such Obligor is not a natural person and is a legal operating entity, duly organized and validly existing under the laws of its jurisdiction of organization;

(iii) the business being financed by such Obligor has an Operating History of at least 60 months from the date of its incorporation or formation;

(iv) such Obligor is not the subject of any Insolvency Event (and, as of the Funding Date on which such Loan became part of the Collateral, such Obligor has not experienced a Material Adverse Change);

(v) such Obligor is not an Affiliate of any other Obligor hereto (other than as a result of being an Affiliate of the Originator);

(vi) no other Loan of such Obligor is Delinquent for more than ~~30~~15 days;

(vii) such Obligor is not a Governmental Authority;

(viii) such Obligor is in compliance with all material terms and conditions of its Loan Documents;

(ix) such Obligor is organized in, or has a principal office in, and all or substantially all of the Related Property is located in, the United States or any territory of the United States or in an Approved Country;

(x) such Obligor is not organized in, and does not have a principal office in, and the Related Property is not located in, the Province of Quebec, Canada;

(xi) such Obligor is not organized in, and does not have a principal office in, any jurisdiction in which the transfer of such Loan to the Borrower would result in a conflict with or breach or violation of any provision of any Loan Document or the laws of such jurisdiction (including, if such Obligor is organized in The Netherlands, a breach or violation of the law of The Netherlands requiring that such Obligor may only have indebtedness for borrowed money outstanding to professional market parties (as defined from time to time in the Ministerial Regulation dated 26th June 2002 pursuant to the Act of the Supervision of Credit Institutions 1992)); and

(xii) such Obligor has an Eligible Risk Rating.

“Eligible Risk Rating”: As of any ~~date of determination~~Measurement Date, with respect to a designated Obligor, a risk rating of “Grade 2,” “Grade 3,” or “Grade 4.”

“English Pounds Sterling”: The lawful currency of the United Kingdom.

“English Pounds Sterling Base Rate”: The base rate as set by the Monetary Policy Committee of the Bank of England plus 0.50% per annum.

“Equity Security”: Any equity security or other obligation or security that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal.

“ERISA”: The U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate”: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

“Euro”: The lawful currency of the Participating Member States.

“Euro Base Rate”: The main refinancing rate as set by the European Central Bank plus 0.50% per annum.

“Eurocurrency Disruption Event”: With respect to any Currency, the occurrence of any of the following: (a) the Swingline Lender, ~~the Alternative Currency Swingline Lender,~~ any Institutional Lender or any Liquidity Bank, as applicable, shall have notified the Deal Agent of a determination by such Swingline Lender, ~~Alternative Currency Swingline Lender,~~ Institutional Lender or Liquidity Bank or any of their respective assignees or participants, as applicable, that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain such Currency in the London interbank market to fund any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, (b) the Swingline Lender, Institutional Lender or Liquidity Bank, as applicable, shall have notified the Deal Agent of the inability, for any reason, of such Swingline Lender, Institutional Lender, Liquidity Bank or any of their respective assignees or participants, as applicable, to determine the Adjusted LIBOR Rate for such Currency, (c) any Swingline Lender, ~~Alternative Currency Swingline Lender,~~ Institutional Lender or Liquidity Bank, as applicable, shall have notified the Deal Agent of a determination by such Swingline Lender, ~~Alternative Currency Swingline Lender,~~ Institutional Lender, Liquidity Bank or any of their respective assignees or participants, as applicable, that the rate at which deposits of such Currency are being offered to such Swingline Lender, ~~Alternative Currency Swingline Lender,~~ Institutional Lender or Liquidity Bank or any of their respective assignees or participants, as applicable, in the London interbank market does not accurately reflect the cost to such Swingline Lender, ~~Alternative Currency Swingline Lender,~~ Institutional Lender or Liquidity Bank, such assignee or such participant, as applicable, of making, funding or maintaining any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ or (d) the Swingline Lender, ~~the Alternative Currency Swingline Lender,~~ any Institutional Lender or any Liquidity Bank, as applicable, shall have notified the Deal Agent of the inability of such Swingline Lender, ~~Alternative Currency Swingline Lender,~~ Institutional Lender, Liquidity Bank or any of their respective assignees or participants, as applicable, to obtain such Currency in the London interbank market to make, fund or maintain any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~.

“Eurocurrency Liabilities”: Defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurocurrency Reserve Percentage”: For any period, means the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of one percent (0.01%)), if any, applicable during such period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, emergency, supplemental, marginal or other reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term of one month.

“European Central Bank”: The central bank for the Euro, and any successor thereto.

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

“Excluded Amounts”: Any Collections received with respect to Repurchased Loans, Replaced Loans or Loans which are the subject of a Lien Release Dividend to the extent such Collections are attributable to a time after the effective date of such repurchase, substitution or Lien Release Dividend.

“Existing Loan Funding and Servicing Agreement”: Defined in the Recitals.

“Existing Purchase Agreement”: The Second Amended and Restated Purchase and Sale Agreement, dated as of August 10, 2004, by and between the Originator and the Borrower.

“Facility Amount”: The aggregate Commitments of the Conduit Lenders and the Institutional Lenders then in effect (excluding, for the avoidance of doubt, any Swingline Commitment ~~or the Alternative Currency Swingline Amount~~); provided, that, such amount may not at any time exceed $~~1,500,000,000~~1,000,000,000 without the written agreement of the parties hereto; provided, further, that, on or after the Termination Date, the Facility Amount shall be $0.

“Facility Fee”: The Facility Fee as defined in the Global Fee Letter.

“Fair Market Value”: With respect to ~~(i)~~ each Eligible Loan included in the Collateral ~~(other than the ACAS Business Loan Trust Securities)~~, if such Eligible Loan has been reduced in value on ~~such date of determination~~any Measurement Date below the original principal amount (other than as a result of the allocation of a portion of the original principal amount to warrants) the fair market value of such Eligible Loan (i) as required by~~,~~ and in accordance with~~,~~ the 1940 Act and any orders of the Securities and Exchange Commission issued to the Originator~~,~~ and (ii) consistent with GAAP, in each case to be determined by the Board of Directors of the Originator, based on either the quarterly valuation or the interim valuation of such Eligible Loan, whichever is more recent, and reviewed by its auditors~~, and (ii) the ACAS Business Loan Trust Securities (if any), the fair market value of such ACAS Business Loan Trust Securities as determined by the Servicer, from time to time (including, without limitation, on the date of any Funding Request and any Monthly Report), provided, that, from and after the occurrence of an “event of default” under the indenture pursuant which any ACAS Business Loan Trust Security has been issued, the fair market value of such ACAS Business Loan Trust Security shall equal $0~~.

“FATF”: Defined in Section 4.1(hh).

“Federal Funds Rate”: With respect to any Lender, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by the applicable Lender Agent (in the case of any Conduit Lender or Institutional Lender) or the Swingline Lender (in the case of the Swingline Lender) and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by each Lender Agent or the Swingline Lender, as applicable (or, if such day is not a Business Day, for the preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of each Lender Agent or the Swingline Lender, as applicable, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. Charlotte, North Carolina time.

“Federal Reserve Board”: The Board of Governors of the Federal Reserve System.

“Fitch”: Means Fitch, Inc. or any successor thereto.

“Fixed Rate Loan”: A Transferred Loan that is other than a Floating Rate Loan.

“Fixed Rate Loan Percentage”: As of any ~~date of determination~~Measurement Date, the percentage equivalent of a fraction (i) the numerator of which is equal to the sum of the Outstanding Loan Balances of all Fixed Rate Loans as of such date and (ii) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of such date.

“Floating Rate Loan”: A Transferred Loan where the interest rate payable by the Obligor thereof is based on the prime interest rate or other comparable daily rate or the London interbank offered rate (one-month, two-month, three-month, six-month or twelve-month rate), plus some specified interest percentage in addition thereto, and such Transferred Loan provides that such interest rate will reset upon the effective date of any change in the related prime interest rate or other comparable daily rate or London interbank offered rate.

“Foreign Currency”: Any Currency other than Dollars.

“Foreign Currency Equivalent”: On any day, with respect to any amount in Dollars, the amount of Foreign Currency that would be required to purchase such amount of Dollars on such day, based on the spot selling rate at which the Deal Agent offers to sell Dollars for such Foreign Currency in the London foreign exchange market at approximately 11:00 a.m., London time for delivery two Business Days later.

“Funding Date”: Any Business Day on which an Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ is made.

“Funding Request”: A Borrower Notice requesting an Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ and including the items required by Sections 2.2 and 2.3.

“GAAP”: Generally accepted accounting principles in the United States of America. All ratios and computations based on GAAP contained in this Agreement shall be computed in conformity with GAAP as in effect on the date hereof.

“Global Fee Letter”: The Fee Letter, dated as of October 5, 2006, among the Borrower, the Servicer, the Swingline Lender~~, the Alternative Currency Swingline Lender~~ and each Lender Agent, relating to this Agreement, as such letter may be amended, supplemented, modified, waived or restated from time to time.

“Governmental Authority”: Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any court or arbitrator and any accounting board or authority (whether or not a part of the government) which is responsible for the establishment or interpretation of national or international accounting principles.

“Grade 1 Obligor”: As of any ~~date of determination~~Measurement Date, an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as “Grade 1.”

“Grade 2 Obligor”: As of any ~~date of determination~~Measurement Date, an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy and Section 7.9(l), should have determined to be, classified as “Grade 2.”

“Grade 3 Obligor”: As of any ~~date of determination~~Measurement Date, any Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as “Grade 3.”

“Grade 4 Obligor”: As of any ~~date of determination~~Measurement Date, an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy, should have determined to be, classified as “Grade 4.”

“Grant”: To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of any instrument, shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation, the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect thereof, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring any suit in equity, action at law or other judicial or administrative proceeding in the name of the granting party or otherwise, and generally to do and receive anything that the granting party may be entitled to do or receive thereunder or with respect thereto.

“Group I Country”: Canada, the Channel Islands, the Netherlands~~,~~ and the United Kingdom ~~and the United States~~.

“Group II Country”: Germany, Republic of Ireland, Sweden and Switzerland.

“Group III Country”: Austria, Belgium, Denmark, Finland, France, Italy, Liechtenstein, Luxembourg, Norway, Portugal, Spain and any other member of the European Economic and Monetary Union having a foreign currency issuer credit rating of at least AA by S&P or Aa2 by Moody’s.

“H.15”: Federal Reserve Statistical Release H.15.

“Hedge Amount”: On any day, an amount equal to the product of (a) the product of (i) the Borrowing Base and (ii) the Fixed Rate Loan Percentage and (b) the Advances Outstanding divided by the Aggregate Outstanding Loan Balance.

“Hedge Breakage Costs”: With respect to each Hedge Counterparty upon the early termination of any Hedge Transaction with such Hedge Counterparty, the net amount, if any, payable by the Borrower to such Hedge Counterparty for the early termination of that Hedge Transaction or any portion thereof.

“Hedge Collateral”: Defined in Section 5.2(b).

“Hedge Counterparty”: Means (a) Wachovia ~~and JPMorgan Chase~~ and (b) any other entity that (i) on the date of entering into any Hedge Transaction (x) is an interest rate swap dealer that has been approved in writing by (I) at any time when there are two or fewer Lenders party hereto (excluding the Swingline Lender ~~and the Alternative Currency Swingline Lender~~), each Lender Agent, and (II) at any time when there are more than two Lenders party hereto (excluding the Swingline Lender ~~and the Alternative Currency Swingline Lender~~), the Deal Agent (which approval shall not, in the case of either clause (I) or clause (II), be unreasonably withheld), and (y) has a long-term unsecured debt rating of not less than “A” by S&P, not less than “A-2” by Moody’s and not less than “A” by Fitch (if such entity is rated by Fitch) (the “Long-term Rating Requirement”) and a short-term unsecured debt rating of not less than “A-1” by S&P, not less than “P-1” by Moody’s and not less than F-1 by Fitch (if such entity is rated by Fitch) (the “Short-term Rating Requirement”), and (ii) in a Hedging Agreement (x) consents to the assignment of the Borrower’s rights under such Hedging Agreement to the Deal Agent on behalf of the Secured Parties pursuant to Section 5.2(b) and (y) agrees that in the event that Moody’s, S&P or Fitch reduces its long-term unsecured debt rating below the Long-term Rating Requirement or reduces it short-term debt rating below the Short-Term Rating Requirement, it shall either collateralize its obligations in a manner satisfactory to (I) at any time when there are two or fewer Lenders party hereto (excluding the Swingline Lender ~~and the Alternative Currency Swingline Lender~~), each Lender Agent, and (II) at any time when there are more than two Lenders party hereto (excluding the Swingline Lender ~~and the Alternative Currency Swingline Lender~~), the Deal Agent, or transfer its rights and obligations under each Hedging Agreement (excluding, however, any right to net payments or Hedge Breakage Costs under any Hedge Transaction, to the extent accrued to such date or to accrue thereafter and owing to the transferring Hedge Counterparty as of the date of such transfer) to another entity that meets the requirements of clauses (b)(i) and (b)(ii) hereof and has entered into a Hedging Agreement with the Borrower on or prior to the date of such transfer.

“Hedge Notional Amount”: The aggregate notional amount in effect on any day under all Hedge Transactions entered into pursuant to Section 5.2(a).

“Hedge Percentage”: On any day, with respect to Fixed Rate Loans, (a) if the sum of the Outstanding Loan Balances of all Floating Rate Loans on such date exceeds Advances Outstanding, the percentage in accordance with the table below:

the average Rolling Three-Month Portfolio Yield is greater than or equal to 8%	0	%*
the average Rolling Three-Month Portfolio Yield is greater than or equal to 6% but less than 8%	50	%*
the average Rolling Three-Month Portfolio Yield is less than 6%	100	%*

and (b) if the sum of the Outstanding Loan Balances of all Floating Rate Loans on such date does not exceed Advances Outstanding, the percentage in accordance with the table below:

the average Rolling Three-Month Portfolio Yield is greater than or equal to 8%	50	%*
the average Rolling Three-Month Portfolio Yield is greater than or equal to 6% but less than 8%	75	%*
the average Rolling Three-Month Portfolio Yield is less than 6%	100	%*

*	The Hedge Percentage for any individual Loan shall be 100% of the applicable Hedge Percentage set forth above until the date 5 years from the origination date of such Loan and, thereafter, the Hedge Percentage for such Loan shall be 85% of the applicable Hedge Percentage set forth above.

“Hedge Transaction”: Each interest rate swap, index rate swap or interest rate cap transaction or comparable derivative arrangements as the Required Lenders may approve in their discretion between the Borrower and a Hedge Counterparty that is entered into pursuant to Section 5.2(a) and is governed by a Hedging Agreement.

“Hedging Agreement”: The agreement between the Borrower and a Hedge Counterparty that governs one or more Hedge Transactions entered into by the Borrower and such Hedge Counterparty pursuant to Section 5.2(a), which agreement shall consist of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto substantially in the form of Exhibit H-1 hereto or Exhibit H-2 hereto or such other form as the Required Lenders shall approve in writing.

“Increased Costs”: Any amounts required to be paid by the Borrower to an Affected Party pursuant to Section 2.14.

“Incurrence Covenant”: With respect to any Loan ~~(other than a subordinated loan or an ACAS Business Loan Trust Security)~~, a covenant by the Obligor thereon to comply with one or more financial covenants only upon the occurrence of certain actions of the Obligor including, but not limited to, a debt issuance, dividend payment, share purchase, merger, acquisition or divestiture.

“Indebtedness”: With respect to any Person as of any date, whether or not reflected on the balance sheet or comparable statement of financial position of such Person, (a) all indebtedness of such Person as well as any special purpose entity Subsidiaries of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument, (including, without limitation, any note, bond, debenture or similar instrument issued in connection with a securitization transaction), (b) all obligations of such Person under capital leases, ~~(b) all obligations of such Person under capital leases,~~ (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all indebtedness, obligations or liabilities of that Person in respect of Derivatives, determined as of such date on a net mark-to-market basis in accordance with customary market practice and (f) obligations under direct or indirect guaranties in respect of obligation (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, clauses (a) through (e) above.

“Indemnified Amounts”: Defined in Section 10.1.

“Indemnified Parties”: Defined in Section 10.1.

“Independent Trustee”: Defined in Section 4.1(t)(xxvii).

“Industry”: The industry of an Obligor as determined by reference to the four digit standard industry classification (SIC) codes.

“Ineligible Loan”: Defined in Section 2.19(b)(i).

“Initial Advance”: The first Advance made under the Third Amended and Restated Loan Funding and Servicing Agreement.

“Initial Servicer”: Defined in the Preamble.

“Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Laws”: The Bankruptcy Code and the comparable laws of any other country, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Insolvency Proceeding”: Any case, action or proceeding before any court or Governmental Authority relating to an Insolvency Event.

“Institutional Lender”: Each Lender designated as such on its signatures page hereto and each financial institution other than a commercial paper conduit which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement to the Deal Agent and the Borrower as contemplated by Section 2.1(e).

“Insurance Policy”: With respect to any Transferred Loan included in the Collateral, an insurance policy covering physical damage to or loss to any assets or Related Property of the Obligor securing such Transferred Loan.

“Insurance Proceeds”: Any amounts payable or any payments made to the Borrower or to the Servicer on its behalf under any Insurance Policy.

“Intercreditor Agreement”: The Fourth Amended and Restated Intercreditor and Lockbox Administration Agreement, dated as of August 10, 2004, among Wells Fargo Bank, National Association, as the indenture trustee, Wachovia Capital Markets, LLC, as the conduit agent, Branch Banking and Trust Company, as the syndication agent, BMO Capital Markets Corp. (f/k/a Harris Nesbitt Corp.), as the Fairway agent thereunder, each securitization agent that from time to time executes a joinder thereto, and American Capital, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Interest”: For each Accrual Period and each Advance~~,~~ and each Swingline Advance ~~and each Alternative Currency Swingline Advance~~ outstanding during such Accrual Period, the sum of the products (for each day during such Accrual Period) of:

IR                     x                     P                     x                                                                                                       1

            D

where

IR	=	the Interest Rate applicable on such day;

P	=	the principal amount of such Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ on such day; and

D	=	360 or, to the extent the Interest Rate is based on the Base Rate or an Advance ~~or Alternative Currency Swingline Advance~~ is denominated in English Pounds Sterling, 365 or 366 days, as applicable.

provided, however, that (i) no provision of this Agreement shall require or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

“Interest Collections”: Any and all amounts received on a Transferred Loan from or on behalf of any Obligors that are deposited into a Collection Account, or received by the Borrower or by the Servicer or Originator on behalf of the Borrower in respect of Transferred Loans, not constituting Principal Collections including in the case of any PIK Loans only the PIK Cash-Pay Interest on such PIK Loans and, solely for purposes of calculating the Portfolio Yield, any and all amounts received in respect of any fees (but only to the extent such fees are not part of the Retained Interest and were received during the related Collection Period) owed by any Obligor in respect of any Eligible Loan (net of any payment owed by the Borrower to, and including any receipts from, any Hedge Counterparties).

“Interest Rate”:

(a) For each Accrual Period and for each Advance outstanding by a Lender for each day during such Accrual Period, whether or not the applicable Lender has funded the Advance through the issuance of Commercial Paper Notes (whether directly or indirectly through such Lender’s funding source ~~(which, with respect to JS Siloed Trust, is the JS Siloed Conduit Lender)~~, a rate equal to the Alternative Rate, plus, only in respect of Advances in English Pounds Sterling, the Mandatory Cost Rate; provided, that, with respect to any Advance by a Conduit Lender, the Interest Rate shall be the Base Rate for any Accrual Period for any Advance as to which the related Conduit Lender ~~(or, with respect to JS Siloed Trust, is the JS Siloed Conduit Lender)~~ has funded the making or maintenance thereof by a sale of an interest therein to any Liquidity Bank under the Liquidity Purchase Agreement on any day other than the first day of such Accrual Period and without giving such Liquidity Bank at least two Business Days’ prior notice of such assignment;

(b)~~(i)~~ for each Swingline Advance, the LIBOR Market Index ~~Rate and (ii) for each Alternative Currency Swingline Advance in English Pounds Sterling, Canadian Dollars or Euro, the Base~~ Rate;

provided, further, that the Interest Rate shall be the Base Rate for any Accrual Period for any Advance or Swingline Advance if the relevant Lender or Liquidity Bank shall have notified the Deal Agent that a Eurocurrency Disruption Event has occurred.

“Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of assets pursuant to the Purchase Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

“ISDA Definitions”: The 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.

“Joinder Supplement”: An agreement among the Borrower, a Lender, a Lender Agent and the Deal Agent in the form of Exhibit W to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder, as contemplated by Section 2.01(e).

~~“JPMorgan Chase”: JPMorgan Chase Bank, N.A.~~

~~“JS Siloed Conduit Lender”: Jupiter Securitization Company, LLC or any successor thereto including any assignee or Conduit Assignee thereof pursuant to the terms of the Agreement.~~

~~“JS Siloed Trust”: JS Siloed Trust, a Delaware statutory trust.~~

“Lender”: Defined in the Preamble.

“Lender Agent”: With respect to (i) VFCC, the Deal Agent~~, (ii) JS Siloed Trust, JPMorgan Chase Bank, N.A.~~ and (~~iii~~ii) each Conduit Lender which may from time to time become party hereto, the Person designated as the “Lender Agent” with respect to such Lender in the applicable Joinder Supplement; provided, that each Lender designated as an Institutional Lender on its signature page hereto and each other Institutional Lender which may from time to time become a party hereto, shall be deemed to be its own Lender Agent.

“LIBOR”: For any Currency, the rate at which deposits denominated in such Currency are offered to leading banks in the London interbank market (or, in the case of English Pounds Sterling, the Paris interbank market).

“LIBOR Market Index Rate”: For any day, the one-month rate for LIBOR for Dollar deposits as reported on the Telerate Service, Telerate page 3750 as of 11:00 A.M., London time, on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Swingline Lender from another recognized source for interbank quotation).

“LIBOR Rate”: For any Accrual Period for any Advance in any Currency, an interest rate per annum equal to:

(a) the rate appearing on the Screen as LIBOR for deposits in such Currency at approximately 11:00 a.m. (London time) on the second Business Day immediately preceding the applicable Funding Date (with respect to the initial Accrual Period for such Advance or Swingline Advance) and as of the second Business Day immediately preceding the first (1st) day of the applicable Accrual Period (with respect to all subsequent Accrual Periods for such Advance or Swingline Advance); or

(b) if no such rate appears on the Screen at such time and day, then the LIBOR Rate for such Currency shall be the rate determined by the Deal Agent (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) as LIBOR for deposits in such Currency offered or quoted by the Deal Agent to major banks in the applicable interbank market for such deposits at or about 11:00 a.m. (local time in such interbank market) on such day.

“Lien”: With respect to any Collateral, (a) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Collateral, or (b) the interest of a vendor or lessor under any conditional sale agreement, financing Loan or other title retention agreement relating to such Collateral.

“Lien Release Dividend”: Defined in Section 2.17(a).

“Lien Release Dividend Date”: The date specified by the Borrower, which date may be any Business Day, provided written notice is given in accordance with Section 2.17(a).

“Liquidation Expenses”: With respect to any Defaulted Loan or Charged-Off Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Borrower or on behalf of the Borrower by the Servicer (including amounts paid to any subservicer) and reasonably allocated costs of counsel, if any, in connection with the repossession, refurbishing and disposition of any related assets securing such Defaulted Loan or Charged-Off Loan including the attempted collection of any amount owing pursuant to such Defaulted Loan or Charged-Off Loan.

“Liquidity Bank”: Any Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with the Conduit Lender’s (or such related issuer’s) commercial paper program.

“Liquidity Purchase Agreement”: Any agreement entered into by any Liquidity Bank providing for the issuance of one or more letters of credit for the account of the Conduit Lender (or any related commercial paper issuer that finances the Conduit Lender), the issuance of one or more surety bonds for which the Conduit Lender (or such related issuer) is obligated to reimburse the applicable Liquidity Bank for any drawings thereunder, the sale or assignment by the Conduit Lender (or such related issuer) to any Liquidity Bank of any Advance (or portions thereof or participations therein) and/or the making of loans and/or other extensions of credit to the Conduit Lender (or such related issuer) in connection with its commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder.

“Loan”: ~~(i) Any senior or subordinate loan~~Any Senior Loan or Subordinate Loan in any Currency arising from the extension of credit to an Obligor in the ordinary course of the Originator’s business including, without limitation, all Add-On Loans, ~~Revolving Loans,~~ PIK Loans, Noteless Loans and Agented Notes ~~and (ii) the ACAS Business Loan Trust Securities (if any)~~, in each case including monies due and owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan or note receivable and all Proceeds thereof, but excluding any loan that requires future advances to be made after the date it is first included in the Collateral, and any bond, equity security, structured finance security or other similar security.

“Loan Checklist”: With respect to each Loan File, one or more documents in the form of Schedule VI hereto accompanying and listing each Loan Document in such Loan File delivered to the Collateral Custodian.

“Loan Documents”: (a) For each Loan ~~(other than the ACAS Business Loan Trust Securities)~~, originals (except as otherwise indicated) of the following documents or instruments:

(i) other than in the case of a Noteless Loan, the original or, in the case of a lost note accompanied by an affidavit and indemnity, a copy of, Underlying Note, endorsed by the Obligor or the prior holder of record either in blank or to the Deal Agent (and evidencing an unbroken chain of endorsements from each prior holder thereof evidenced in the chain of endorsements to the Deal Agent), with any endorsement to the Deal Agent to be in the following form: “Wachovia Capital Markets, LLC, as Deal Agent for the Secured Parties”, (ii) in the case of a Noteless Loan, (x) a copy of each transfer document or instrument relating to such Loan evidencing the assignment of such Loan either (1) from the Originator to the Borrower and from the Borrower either to the Deal Agent or in blank, or (2) from the prior third party owner thereof directly to the Borrower (at the direction of the Originator) and from the Borrower either to the Deal Agent or in blank, and (y) a copy of the Loan Register with respect to such Loan (together with a copy of a certificate of a Responsible Officer of the Servicer certifying to the accuracy of such Loan Register as of the date such Loan is included as a part of the Collateral);

(ii) originals or copies of each of the following, to the extent applicable to the related Loan: any related loan agreement, credit agreement, note purchase agreement, guarantee, mortgage or deed of trust with evidence of recording thereon, assignment of leases and rents, security agreement, subordination agreement, intercreditor agreement or similar instrument, and UCC-1 Financing Statements (including amendments and continuation statements) with evidence of recording thereon, in each case together with any amendment or modification thereto, as set forth on the Loan Checklist;

(iii) if any Loan is secured by a mortgage or deed of trust, an Assignment of Mortgage (including any assignment of leases and rents) in recordable form executed by the mortgagee, beneficiary or prior holder of record, in blank or to the Deal Agent (and evidencing an unbroken chain of assignments from the prior holders of record to the Deal Agent), with any assignment to the Deal Agent to be in the following form: “Wachovia Capital Markets, LLC, as Deal Agent for the Secured Parties”;

provided, that, with respect to any Loan denominated in an Alternative Currency, Loan Documents shall include any other documents and instruments required to be entered into in accordance with Applicable Law ~~as set forth on the Loan Checklist; and(b) for ACAS Business Loan Trust Securities (if any), duly executed originals of each of the ACAS Business Loan Trust Securities endorsed in the name of “Wachovia Capital Markets, LLC, as the Deal Agent for the Secured Parties”,~~ as set forth on the Loan Checklist.

“Loan File”: With respect to any Loan, each of the Loan Documents related thereto.

“Loan List”: The Loan List provided by the Borrower to the Deal Agent and the Collateral Custodian in connection with each Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ or as new Eligible Loans are added to the Collateral, initially as set forth in Schedule IV hereto (which shall set forth a description of each Transferred Loan, including, without limitation, the name of the borrower of each such Transferred Loan, the Loan number and the maturity date and type of each such Transferred Loan), as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

“Loan Rate”: For each Loan in a Collection Period, the current cash pay interest rate for such Loan in such period, as specified in the related Loan Documents.

“Loan Register”: Defined in Section 7.9(r).

“Loan-to-Value Ratio” or “LTV”: With respect to any Loan, as of any Measurement Date, the percentage equivalent of a fraction, (i) the numerator of which is equal to the commitment amount as provided in the applicable Loan Documents of such Loans (assuming, for the purposes of this calculation, that all revolving and delayed draw loans are fully drawn) plus the commitment amount of any other senior or pari passu Indebtedness of the related Obligor and (ii) the denominator of which is equal to the enterprise value of the related Obligor (as determined in good faith by the Originator during its most recent quarterly valuation process).

“Lock-Box”: A post office box to which Collections in Dollars are remitted for retrieval by the Lock-Box Bank and deposited by such Lock-Box Bank into the Lock-Box Account.

“Lock-Box Account”: Account number 4000037515 maintained in the name of the Borrower for the purpose of receiving Collections in Dollars at the Lock-Box Bank.

“Lock-Box Agreement”: The Five Party Lockbox Agreement, dated as of August 8, 2002, by and among Wells Fargo Bank, National Association, Regulus West LLC, Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, LLC), American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) and ACS Funding Trust I, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Lock-Box Bank”: Wells Fargo Bank, National Association.

“Maintenance Covenant”: With respect to any Loan ~~(other than a subordinated loan or an ACAS Business Loan Trust Security)~~, a covenant by the Obligor to comply with one or more financial covenants during each reporting period, whether or not it has taken any specified action.

“Mandatory Cost Rate”: With respect to any Advance ~~or Alternative Currency Swingline Advance~~ in English Pounds Sterling, for any Accrual Period, a rate per annum reflecting the cost to the Lenders of complying with all reserve, special deposit, capital adequacy, solvency, liquidity ratios, fees or other requirements of or imposed by the Bank of England, the Financial Services Authority of the United Kingdom, the European Central Bank or any other Governmental Authority for such Accrual Period attributable to such Advance ~~or Alternative Currency Swingline Advance~~ (rounded upwards, if necessary, to four decimal places), as conclusively determined by the Deal Agent.

“Margin Stock”: Means “Margin Stock” as defined in Regulation U issued by the Board of Governors of the Federal Reserve System.

“Market Servicing Fee”: Defined in Section 7.27.

“Market Servicing Fee Differential”: On any date of determination, an amount equal to the excess, if any, of the Market Servicing Fee over the aggregate of the Senior Servicing Fee and the Subordinated Servicing Fee.

“Material Adverse Change”: With respect to any Person, any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

“Material Adverse Effect”: With respect to any event or circumstance, means a material adverse effect on, as applicable, (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Servicer, the Borrower, the Backup Servicer or the Collateral Custodian, (b) the validity, enforceability or ~~collectibility~~collectability of this Agreement or any other Transaction Document or the validity, enforceability or ~~collectibility~~collectability of the Loans, (c) the rights and remedies of the Deal Agent or any other Secured Party under this Agreement or any Transaction Document or (d) the ability of the Servicer, the Borrower, the Backup Servicer or the Collateral Custodian to perform its obligations under this Agreement or any other Transaction Document, or (e) the status, existence, perfection, priority, or enforceability of the Deal Agent’s or Secured Parties’ interest in the Collateral.

“Maximum Availability”: At any time, an amount equal to the least of (i) the Facility Amount; (ii) the product of the Borrowing Base and Weighted Average Advance Rate, plus the amount of Principal Collections on deposit in the Collection Accounts received in reduction of the Outstanding Loan Balance of any Loan and (iii) the Borrowing Base minus the Required Equity Contribution plus the amount of Principal Collections on deposit in the Collection Accounts received in reduction of the Outstanding Loan Balance of any Loan; provided, however, that during the Amortization Period, the Maximum Availability shall be equal to the Advances Outstanding.

“Maximum Lawful Rate”: Defined in Section 2.8(c).

“Measurement Date”: Each of the following: (i) the Sixth Amendment Effective Date, (ii) the date of any Borrowing Notice; (iii) any date on which a substitution or repurchase of a Loan occurs; (iv) any Lien Release Dividend Date; (v) the date as of which any Loan becomes a Charged-Off Loan; (vi) the date of any release of Principal Collections requested pursuant to Section 2.9(a)(2); and (vii) each Determination Date.

“Minimum Portfolio Yield”: (i) 6.0% and (ii) 5.0% after excluding the amount of interest deferred and accrued with respect to each PIK Loan.

“Monetary Policy Committee”: The committee of the Bank of England which sets interests rates for the Bank of England, and any successor committee thereto.

“Monthly Report”: Defined in Section 7.17(a).

“Moody’s”: Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s Industry Classification”: As set forth in Annex G hereto, any of the Moody’s industry classification groups set forth therein and any classification groups that may be subsequently established by Moody’s with respect to any Loan acquired after the date hereof.

“Multiemployer Plan”: A “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

“National Currency”: The currency, other than the Euro, of a Participating Member State.

“Net Mark to Market Amount”: With respect to each Hedge Counterparty, as set forth on each Monthly Report for each Determination Date, the net amount that would be payable by the Borrower to such Hedge Counterparty if all Hedge Transactions of the Borrower with such Hedge Counterparty were being terminated as of such date, which amount (i) shall have been provided to the Servicer by such Hedge Counterparty for inclusion in each Monthly Report and (ii) shall have been determined by such Hedge Counterparty in good faith and in accordance with its usual business practices; provided, however, that such valuation will be based on a mid-market valuation of each such Hedge Transaction and as such is an indicative valuation calculation, it being understood that the net amount that would be payable in the event of any termination of any Hedge Transaction would be determined in accordance with the provisions of the applicable Hedging Agreement governing a termination due to an event of default or termination event and would be subject to market conditions at the time the applicable Hedge Transaction is terminated.

“Net Worth”: The total of stockholder’s equity (determined in accordance with GAAP) plus Subordinated Debt, less ~~(i) the total amount of loans to officers, directors, or employees and (ii)~~ the total amount of any intangible assets, including without limitation, deferred charges and goodwill.

“Noteless Loan”: A Loan ~~(other than an ACAS Business Loan Trust Security)~~ with respect to which the Loan Documents (i) do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan or (ii) do not require any holder of the indebtedness created under such Loan to affirmatively request a promissory note from the related Obligor.

“Notes”: Defined in Section 2.1(a).

“Obligations”: All loans, advances, debts, liabilities and obligations, for monetary amounts owing by the Borrower to the Secured Parties, the Backup Servicer and the Collateral Custodian or any of their assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, arising under or in respect of any of this Agreement, any fee letter (including, without limitation, the Global Fee Letter and the Backup Servicer and Collateral Custodian Fee Letter) delivered in connection with the transactions contemplated by this Agreement, any other Transaction Document (including any Hedging Agreement), as amended or supplemented from time to time, whether or not evidenced by any separate note, agreement or other instrument. This term Obligations includes, without limitation, all Advances Outstanding, Interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy Code), Breakage Costs, Hedge Breakage Costs, fees, including, without limitation, any and all arrangement fees, loan fees, facility fees, and any and all other fees, expenses, costs or other sums (including attorney costs) chargeable to the Borrower under any of the Transaction Documents (including under any Hedging Agreement).

~~“~~“Obligor””: With respect to any Loan, the Person or Persons obligated to make payments pursuant to such Loan, including any guarantor thereof. For purposes of calculating, (i)(1) ~~clauses (a), (b), (j) and (k~~clause (a) of the Concentration Limits and (2) clauses (i), (iv), (ix), (x) and (xi) of the definition of Eligible Obligor, the Person whose assets, cashflows or credit were the basis on which such Loan was principally underwritten by the Originator shall be treated as the sole Obligor of the Loan, and (ii) all other Concentration Limits, Loans included in the Collateral or to become part of the Collateral the Obligor of which is an Affiliate of another Obligor shall be aggregated with all Loans of such other Obligor; for example, if Corporation A is an Affiliate of Corporation B~~;~~, and the aggregate Outstanding Loan Balance of all of Corporation A~~”~~s Loans in the Collateral constitutes 10% of the Aggregate Outstanding Loan Balance and the aggregate Outstanding Loan Balance of all Corporation B’s Loans in the Collateral constitute 10% of the Aggregate Outstanding Loan Balance, the Obligor concentration for Corporation A would be 20% and the Obligor concentration for Corporation B would be 20%.

“Officer’s Certificate”: A certificate signed by any officer of the Borrower or the Servicer, as the case may be, and delivered to the Backup Servicer and the Deal Agent.

“Operating History”: With respect to any specified Person, the time since the date of such Person’s incorporation or formation that it has continuously operated its business; provided, however, that the Operating History of any Person, newly formed as a result of a merger of two or more Persons or as a result of the acquisition of one or more Persons by a newly formed Person (“Merged Parties”) shall be based on the weighted average (by relative sales) of the Operating Histories of the Merged Parties (excluding for such purposes, entities that are created only for the purpose of being acquisition entities), for example, if Corporation A with sales of $10 million has an Operating History of four years and Corporation B with sales of $20 million has an Operating History of eight years, merge to form NEWCO, the Operating History of NEWCO will be 6.67 years.

“Opinion of Counsel”: A written opinion of external counsel, who may be external counsel for the Borrower or the Servicer, as the case may be, and who shall be reasonably acceptable to the Deal Agent.

“Originator”: American Capital ~~Strategies~~, Ltd.

“Other Costs”: Defined in Section 12.9(c).

“Outstanding Loan Balance”: With respect to any Loan, as of any ~~date of determination~~Measurement Date, the ~~lesser~~least of (i) the purchase price, (ii) the Fair Market Value of such Loan and (~~ii~~iii) the outstanding principal balance of such Loan, exclusive of (a) interest payments and (b) Accreted Interest (it being understood that any principal previously covered by a Servicer Advance will be excluded from the principal amounts payable for purposes of this definition), provided, that, the Outstanding Loan Balance of any Loan denominated in an Alternative Currency shall be calculated by reference to the Dollar Equivalent of such amount on such ~~date of determination~~Measurement Date.

“Parent”: Defined in Section 4.1(t)(xxvii).

“Participating Member State”: A member of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Economic Community relating to the Economic and Monetary Union.

“Paying Agent”: American Capital in its capacity as Servicer and any Successor Servicer.

“Payment Date”: The eighteenth (18th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

“Permitted Investments”: ~~Means negotiable~~Negotiable instruments or securities or other investments that, as of any date of determination, mature by their terms on or prior to the Business Day immediately preceding the next Payment Date immediately following such date of determination and which may include one or more of the following types of investments:

(a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States;

(b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States;

(c) bankers’ acceptances and certificates of deposit and other interest-bearing obligations denominated and payable in Dollars and issued by any domestic office of any commercial bank with capital, surplus and undivided profits aggregating at least $100,000,000 organized under the laws of the United States or any state thereof the short-term obligations of which are rated “A-1” by S&P and “P-1” by Moody’s; provided that such bankers’ acceptances, certificates of deposit and other interest-bearing obligations are held in a securities account (as defined in the UCC) located in the United States through which the Collateral Custodian can perfect a security interest therein;

(d) repurchase obligations for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank of the type described in clause (c) above;

(e) commercial paper rated at least “A-1” by S&P and “P-1” by Moody’s;

(f) investments in money market funds rated in the highest investment category or otherwise approved in writing by S&P or Moody’s; and

(g) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days of depository institutions or trust companies incorporated under the laws of the United States or any state thereof, or domestic branches of any foreign bank) and subject to supervision and examination by banking or depository institution authorities; provided, however, that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least “A-1” by S&P and “P-1” by Moody’s.

Each of the Permitted Investments may be purchased by or through the Backup Servicer or Collateral Custodian or an Affiliate of the Backup Servicer or Collateral Custodian.

“Permitted Liens”: (a) With respect to the Loans, Liens in favor of the Deal Agent, as agent for the Secured Parties, created pursuant to this Agreement or the Purchase Agreement, and (b) with respect to the Borrower’s interest in the related Collateral, any of the following: (i) materialmen’s, warehousemen’s, mechanics’ and other liens arising by operation of law in the ordinary course of business for sums not due or sums that are being contested in good faith, (ii) Liens for state, municipal and other local taxes if such taxes are not at the time due and payable or if the Obligor shall currently be contesting the validity thereof in good faith by appropriate proceedings, (iii) purchase money security interests in equipment and, with respect to subordinated Loans made to an Obligor, Liens in favor of senior lenders to such Obligor and with respect to senior Loans made to an Obligor, Liens in favor of junior lenders to such Obligor and other customary Liens permitted with respect thereto consistent with the Credit and Collection Policy, (iv) Liens created pursuant to this Agreement in favor of the Deal Agent, on behalf of the Secured Parties, (v) the rights of a Hedge Counterparty under its Hedging Agreement, and (vi) with respect to Agented Notes, Liens in favor of the collateral agent on behalf of all noteholders of the related Obligor.

“Permitted Transfer”: (a) Any financing transaction undertaken by the Borrower or an Affiliate of the Borrower or the Originator that is a whole loan sale or secured, directly or indirectly, by the Collateral or any portion thereof or interest therein, including any sale, lease, asset securitization, secured loan or other transfer or (b) any transfer by the Borrower to the Originator of Transferred Loans (other than in connection with a transaction of the type described in clause (a)).

“Person”: An individual, partnership, corporation (including a business or statutory trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

“PIK Cash-Pay Interest”: As to any PIK Loan, the portion of the interest that accrues that is required to be paid in cash (and not permitted to be added to the balance of such PIK Loan or otherwise deferred and accrued) pursuant to the terms of the related Loan Documents.

“PIK Loan”: A Loan to an Obligor, which provides for a portion of the interest that accrues thereon to be added to the principal amount of such Loan for some period of the time prior to such Loan requiring the current cash payment of interest on a monthly or quarterly basis, which cash payment shall be treated as Interest Collections at the time it is received.

“Portfolio Aggregate Outstanding Loan Balance”: With respect to all Portfolio Loans, as of any ~~date of determination~~Measurement Date, the sum of the Portfolio Outstanding Loan Balances of such Portfolio Loans on such date minus the Portfolio Outstanding Loan Balances of any Defaulted Portfolio Loans and Charged-Off Portfolio Loans on such date.

“Portfolio Investments”: Investments made by the Originator in the ordinary course of business and consistent with practices existing on December 31, 2003 (as the same may be updated from time to time) in a Person that is accounted for under GAAP as a portfolio investment of the Originator.

“Portfolio Loan”: Any Loan serviced by the Servicer, but excluding any Loan which the Servicer services for an unaffiliated third party or for a Portfolio Investment.

“Portfolio Outstanding Loan Balance”: With respect to any Portfolio Loan, as of any ~~date of determination~~Measurement Date, the total remaining amounts of principal payable by the Obligor thereof (excluding interest payments and Accreted Interest); it being understood that any principal payment previously the subject of a Servicer Advance (of the type described in Section 7.5) will be excluded from the principal amounts payable for purposes of this definition.

“Portfolio Yield”: As of each Determination Date, the annualized percentage equivalent of a fraction (a) the numerator of which is equal to the sum of (x) all Interest Collections deposited in all Collection Accounts during the related Collection Period and (y) the product of 25% and the amount of interest deferred and accrued with respect to each PIK Loan during the related Collection Period minus the sum of (i) the Interest, (ii) the Senior Servicing Fee, (iii) the Program Fee, (iv) the Facility Fee, (v) any Backup Servicer Fees and (vi) any Collateral Custodian Fees and (b) denominator of which is equal to the average daily Aggregate Outstanding Loan Balance during the related Collection Period; provided, that, the Portfolio Yield shall be calculated without giving effect to the foregoing clause (y) when calculating the Portfolio Yield in connection with determining the Hedge Percentage.

“Prepaid Loan”: Any Loan (other than a Charged-Off Loan) that was terminated or has been prepaid in full or in part prior to its scheduled maturity date.

“Pre-Positioned Loan”: Any Loan which will be funded at the closing of such Loan with the proceeds of an Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ and which is designated by the Borrower (or the Servicer on the Borrower’s behalf) in writing to the Deal Agent as a “Pre-Positioned Loan” shall constitute a “Pre-Positioned Loan” for purposes of the conditions, obligations, certifications and delivery requirements (as applicable) provided for in Sections 2.2(b), 2.3(b), 2.3(c), 3.2(f), 4.1(u)(x), 5.3(a) and 7.10(a), and shall constitute a Transferred Loan for all other purposes under this Agreement, subject to the limitations set forth in Section 2.2(b)(iii) and Section 2.3(b)(ii).

“Prime Rate”: The rate announced by Wachovia from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wachovia in connection with extensions of credit to debtors.

“Principal Collections”: Any and all amounts received in respect of any principal due and payable under any Transferred Loan from or on behalf of Obligors that are deposited into the Collection Accounts, or received by the Borrower or the Servicer or Originator on behalf of the

Borrower in respect of Transferred Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment and applied to reduce the Outstanding Loan Balance of a Transferred Loan in accordance with the Credit and Collection Policy.

“Principal Financial Center”: In the case of any Currency, the principal financial center where such Currency is cleared and settled, as determined by the Deal Agent.

“Proceeds”: With respect to any Collateral, whatever is receivable or received when such Collateral is sold, collected, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any Insurance Policy relating to such Collateral.

“Program Fee”: The Program Fee as defined in the Global Fee Letter.

“Pro Rata Share”: (a) With respect to each Advance (other than in an Alternative Currency), the percentage obtained for each Conduit Lender and each Institutional Lender by dividing each such Lender’s Commitment (in each case as determined under clause (a) of the definition of “Commitment”) by the aggregate Commitments of all Lenders and (b) with respect to each Advance in an Alternative Currency ~~and each Alternative Currency Swingline Advance~~, the percentage obtained for each Lender by dividing such Lender’s portion of the Alternative Currency Sub-Limit (as set forth on Annex B) by the Alternative Currency Sub-Limit.

“Purchase Agreement”: The Third Amended and Restated Purchase and Sale Agreement, dated as of the date hereof, by and between the Originator and the Borrower, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Purchase Date”: Defined in the Purchase Agreement.

“Qualified Institution”: Defined in Section 7.4(e).

“Rating Agency”: Each of S&P, Moody’s and any other rating agency that has issued a rating with respect to the Commercial Paper Notes issued by a Conduit Lender.

“Records”: With respect to any Loans, all documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any item of Collateral and the related Obligors, other than the Loan Documents.

“Recoveries”: With respect to any Defaulted Loan or Charged-Off Loan, proceeds of the sale of any Related Property, proceeds of any related Insurance Policy, and any other recoveries with respect to such Loan and Related Property, and amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, received that are required to be refunded to the Obligor on such Loan.

“Registrar”: Wachovia, not in its individual capacity but solely as Registrar, its successor or successors in interest and any Person which at any time may be selected by the Borrower upon the resignation of Wachovia to act as Registrar.

“Related Property”: With respect to any Loan, any property or other assets of the Obligor thereunder on which such Obligor has granted or purported to grant a Lien to secure the repayment of such Loan.

“Released Amounts”: With respect to any payment or Collection received with respect to any Transferred Loan on any Business Day (whether such payment or Collection is received by the Servicer, the Originator or the Borrower), an amount equal to that portion of such payment or Collection constituting Excluded Amounts or Retained Interest.

“Replaced Loan”: Defined in Section 2.19(a).

“Reporting Date”: The date that is four Business Days prior to each Payment Date.

“Repurchased Loan”: Defined in Section 2.4(c).

“Required Advance Reduction Amount”: On any Payment Date, the amount of Advances Outstanding required to be repaid in order to cause the Availability to equal or exceed $0.

“Required Equity Contribution”: As of any ~~date of determination~~Measurement Date prior to the Termination Date, an amount equal to ~~$115,000,000.~~the greater of (i) the sum of the Outstanding Loan Balances of all Eligible Loans (excluding Charged-Off Loans and Defaulted Loans) attributable to the three Obligors having the largest aggregate Outstanding Loan Balance (excluding Charged-Off Loans and Defaulted Loans) included in the Borrowing Base on such date (net of amounts in excess of the Concentration Limits) and (ii) $52,500,000.

“Required Lenders”: The Conduit Lenders and/or Institutional Lenders representing an aggregate of more than ~~51~~81% of the aggregate Commitments of the Conduit Lenders and the Institutional Lenders then in effect (excluding, for the avoidance of doubt, any Swingline Commitment ~~and the Alternative Currency Swingline Amount~~); provided, however, that for the purposes of determining the Required Lenders, in the event that an Institutional Lender or a Conduit Lender (or its related Liquidity Bank on its behalf) fails to provide funding for an Advance hereunder for which all conditions precedent have been satisfied, such Institutional Lender or Conduit Lender, as applicable, shall not constitute a Required Lender hereunder (and the Commitment of such Institutional Lender or Conduit Lender, as applicable, shall be disregarded for purposes of determining whether the consent of the Required Lenders has been obtained).

“Required Reports”: Collectively, the Monthly Report, the Servicer’s Certificate and the quarterly financial statement of the Servicer required to be delivered to the Borrower, the Deal Agent, each Lender Agent, and the Backup Servicer pursuant to Section 7.17 hereof.

“Responsible Officer”: As to any Person, any officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Payments”: Defined in Section 5.1(z).

“Retained Interest”: With respect to each Loan, the following interests, rights and obligations in such Loan and under the associated Loan Documents, which are being retained by the Originator: (a) all of the ~~obligations, if any, to provide additional funding with respect to such Loan, (b) all of the~~ rights and obligations, if any, of the agent(s) under the documentation evidencing such Loan, (~~c~~b) the applicable portion of the interests, rights and obligations under the documentation evidencing such Loan that relate to such portion(s) of the indebtedness that is owned by another lender or is being retained by the Originator, (~~d~~c) any ~~unused, commitment~~agency or similar fees associated with the ~~additional funding~~rights and obligations of the agent that are not being transferred in accordance with clause (a) of this definition~~, (e) any agency or similar fees associated with the rights and obligations of the agent that are not being transferred in accordance with clause (b) of this definition and (f~~ and (d) any advisory, consulting or similar fees due from the Obligor associated with services provided by the agent that are not being transferred in accordance with clause (~~b~~a) of this definition.

“Retransfer Price”: Defined in Section 2.19(b).

~~“Revolving Loan”: Any Loan that is a line of credit or other similar extension of credit by the Originator where the Originator’s commitment under such Loan is not fully funded and/or the proceeds of such Loan may be repaid and reborrowed.~~

“Revolving Period”: The period commencing on the Closing Date and ending on the day immediately preceding the Termination Date.

“Rolling Three-Month Charged-Off Ratio”: As of any date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of the Charged-Off Ratios for the three Collection Periods immediately preceding such date, and (b) the denominator of which equals three.

“Rolling Three-Month Default Ratio”: As of any date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of the Default Ratios for the three Collection Periods immediately preceding such date, and (b) the denominator of which equals three.

“Rolling Three-Month Portfolio Yield”: As of any date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of the Portfolio Yields for the three Collection Periods immediately preceding such date, and (b) the denominator of which equals three.

“Rolling Twelve-Month Portfolio Charged-Off Ratio”: As of any Determination Date, the percentage equivalent of a fraction (i) the numerator of which is equal to the sum of the Portfolio Outstanding Loan Balance of all Portfolio Loans that became Charged-Off Portfolio Loans during the Collection Period related to such Determination Date and each of 11 preceding Determination Dates, and (ii) the denominator of which is equal to a fraction, the numerator of which is equal to the sum of the Portfolio Aggregate Outstanding Loan Balance plus the amount described in clause (i) above as of the first day of the Collection Period related to such Determination Date and each of the 11 preceding Determination Dates and the denominator of which is equal to 12.

“S&P”: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“Scheduled Payment”: On any Determination Date, with respect to any Loan, each monthly or quarterly payment (whether principal, interest or principal and interest) scheduled to be made by the Obligor thereof after such Determination Date under the terms of such Loan.

“Screen”: For any Currency, the relevant display page for LIBOR for such Currency (as determined by the Deal Agent) on the Telerate Service; provided that, if the Deal Agent determines that there is no such relevant display page for LIBOR for such Currency, “Screen” means the relevant display page for LIBOR for such Currency (as determined by the Deal Agent) on the Reuter Monitor Money Rates Service.

“Secured Party”: (a) Each Lender; (b) the Deal Agent; and (c) each Hedge Counterparty that, at the time of execution of the relevant Hedge Agreement, is a Lender, an Affiliate of such Lender or an Affiliate of the Deal Agent, that executes a counterpart of this Agreement or a Joinder Supplement hereto, as applicable, agreeing to be bound by the terms of this Agreement applicable to a Secured Party.

~~“Servicer”: Defined in the Preamble.~~

“Senior Loan”: Any Eligible Loan that (i) is secured by a valid and perfected first or second priority lien on all of the Obligor’s assets constituting Related Property for the Loan (whether or not there is also a lien of a higher or lower priority on additional collateral), (ii) is not (and by its terms is not permitted to become) subordinate in right of payment to any other debt for borrowed money incurred by the Obligor, other than a first lien loan and other loans within the same series or class in the event of a payment default or liquidation event), (iii) if the lien securing the Borrower’s interest in the Loan is not a first priority lien, then pursuant to an intercreditor agreement between the Borrower and the holder of such first priority lien, the amount of the indebtedness covered by such first priority lien is limited (in terms of aggregate dollar amount or percent of outstanding principal or both), and (iv) has a Loan-to-Value Ratio of not greater than 70%.

“Senior Servicing Fee”: For each Payment Date, an amount equal to the sum of the products, for each day during the related Collection Period, of (a) a fraction, the numerator of which is the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period plus (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period, and the denominator of which is two, (b) the Senior Servicing Fee Rate, and (c) a fraction, the numerator of which is 1 and the denominator of which is 360.

“Senior Servicing Fee Rate”: A rate equal to 0.50% per annum; provided, that, if the Initial Servicer shall no longer be acting as the Servicer, a rate equal to 1.00% per annum.

“Servicer”: The Initial Servicer or, upon removal of the Initial Servicer hereunder, any Successor Servicer thereto.

“Servicer Advance”: Defined in Section 7.5.

“Servicer Termination Event”: Defined in Section 7.25.

“Servicer Termination Notice”: Defined in Section 7.25.

“Servicer’s Certificate”: Defined in Section 7.17(b).

“Servicing Duties”: Defined in Section 7.2.

~~“Servicing Fee”: For each Payment Date, an amount equal to the sum of the products, for each day during the related Collection Period, of (a) a fraction, the numerator of which is the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period plus (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period, and the denominator of which is two, (b) the Servicing Fee Rate, and (c) a fraction, the numerator of which is 1 and the denominator of which is 360.~~

~~“Servicing Fee Rate”: A rate equal to 1.0% per annum.~~

“Servicing Records”: All documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property rights) prepared and maintained by the Servicer with respect to the Loans and the related Obligors.

“Sixth Amendment Effective Date”: September 8, 2008.

“Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property owned by such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“Structured Note”: Defined in Section 2.1(a).

“Subordinate Loan”: Any Eligible Loan that is not a Senior Loan.

“Subordinated Debt”: Any debt that is subordinated in right of payment to the obligations of the Borrower under this Agreement.

“Subordinated Servicing Fee”: For each Payment Date, an amount equal to the sum of the products, for each day during the related Collection Period, of (a) a fraction, the numerator of which is the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period plus (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period, and the denominator of which is two, (b) the Subordinated Servicing Fee Rate, and (c) a fraction, the numerator of which is 1 and the denominator of which is 360; provided, that, the Servicer in its sole discretion may waive or reduce any Subordinated Servicing Fee payable to it on any Payment Date by written notice to the Deal Agent no later than the Reporting Date immediately preceding such Payment Date, and no such waived or reduced Subordinated Servicing Fee will accrue or be payable to the Servicer on any subsequent Payment Date.

“Subordinated Servicing Fee Rate”: A rate equal to 0.50% per annum; provided, that, if the Initial Servicer shall no longer be acting as the Servicer, a rate equal to 0% per annum.

“Subsidiary”: In the case of a company incorporated in England and Wales, a subsidiary within the meaning of Section 736 of the Companies Act 1985, as amended from time to time and with respect to any Person, means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such entity (irrespective of whether at the time capital stock of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, or such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries; provided that, with respect to the Originator and the Servicer, “Subsidiary” shall not include any Person that is a Portfolio Investment.

“Substitute Loan”: Defined in Section 2.19.

“Successor Servicer”: Defined in Section 7.26(a).

“SunTrust”: SunTrust Bank, a Georgia corporation.

“Swingline Advance”: Defined in Section 2.1(c).

“Swingline Commitment”: With respect to the Swingline Lender, the commitment (without duplication) of such Lender to make Swingline Advances in accordance herewith in an amount not to exceed (a) prior to the Termination Date, the amount set forth opposite such Lender’s name on Annex B hereto and (b) on and after the Termination Date, except to the extent set forth in Section 2.5, the outstanding Swingline Advances of such Lender.

“Swingline Funding Request”: Defined in Section 2.1(c).

“Swingline Lender”: Defined in the Preamble.

“Swingline Note”: Defined in Section 2.1(a).

“Tape”: Defined in Section 7.13(b)(ii).

“TARGET Day”: A day on which the TARGET System is operating.

“TARGET System”: The Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System or any successor thereto.

“Taxes”: Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Government Authority.

“Termination Date”: The earliest to occur of (a) the Business Day designated by the Borrower to the Deal Agent upon at least two Business Days’ prior written notice, (b) the date of the declaration of the Termination Date or the date of the automatic occurrence of ~~a~~the Termination ~~Event~~Date pursuant to Section ~~9.1~~,9.2(a), and (c) ~~October 2, 2008,~~September 7, 2009, as the same may be extended as provided in Section 2.1(d) by all Lender Agents~~, (d) the date any Liquidity Purchase Agreement shall cease to be in full force and effect, and (e) the second Business Day prior to the Commitment Termination Date~~.

“Termination Event”: Defined in Section 9.1.

“Three Pillars”: Three Pillars Funding LLC, a Delaware limited liability company.

“Total Shareholders’ Equity”: At any time, the shareholders’ equity of the Servicer and its consolidated subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Servicer and its consolidated subsidiaries prepared in accordance with GAAP, but excluding any redeemable preferred stock of the Servicer or any of its consolidated subsidiaries.

“Transaction Documents”: This Agreement, the Purchase Agreement, the Assignments, all Liquidity Purchase Agreements, all Hedging Agreements, the Intercreditor Agreement, the Lock-Box Agreement, the Notes, the Global Fee Letter, the Backup Servicer and Collateral Custodian Fee Letter, any UCC financing statements filed pursuant to the terms of this Agreement, and any additional document, letter, fee letter, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

“Transferred Loans”: Each ~~ACAS Business Loan Trust Security, each~~ Loan that is acquired by the Borrower under the Purchase Agreement and all Loans received by the Borrower as a contribution to the capital of the Borrower; provided, that, the term Transferred Loan shall not include any Retained Interests, provided, further, that, for avoidance of doubt, the term Transferred Loan shall include each Transferred Loan acquired or received by the Borrower under the Existing Purchase Agreement and owned by the Borrower on the Closing Date.

“Transition Costs”: The reasonable costs and expenses incurred by the Backup Servicer in transitioning to Servicer; provided, however, that in no event shall such Transition Costs exceed $~~50,000.00~~50,000 in the aggregate.

“UCC”: The Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

“Underlying Note”: The promissory note of an Obligor evidencing a Loan.

“United States”: The United States of America.

“Unmatured Termination Event”: An event that, with the giving of notice or lapse of time, or both, would become a Termination Event.

“Unreimbursed Servicer Advances”: At any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 2.9(a)(1)(ii) and (b)(ii) and that the Servicer has determined in its sole discretion will not be recoverable from Collections with respect to the related Transferred Loan.

“U.S. Dollar Base Rate”: A fluctuating rate of interest per annum equal to the higher of (i) the Prime Rate and (ii) the Federal Funds Rate, plus 1.0%.

“U.S. Dollar Collection Account”: As set forth on Annex C.

“VFCC”: Defined in the Recitals.

“Wachovia”: Wachovia Bank, National Association.

“Warranty Event”: Occurs as to any Loan included as part of the Collateral, if any representation or warranty herein relating to such Loan was not true and correct in any material respect when made and such breach is not cured within the relevant cure period.

“Weighted Average Advance Rate”: With respect to Advances Outstanding, at any time, the weighted average of the Advance Rates applicable to the Eligible Loans ~~and ACAS Business Loan Trust Securities~~ backing such Advances~~, Swingline Advances or Alternative Currency~~ or Swingline Advances on such day, weighted according to the proportion of the Aggregate Outstanding Loan Balance that each type of Loan forming a part of the Collateral represents.

“Weighted Average Life”: At any ~~date of determination, with respect to any Loan, is determined by: (a) multiplying the number of months from and including the month in which such date of determination falls to but excluding the month when each Scheduled Payment is to be received under such Loan, (b) summing said products, (c) dividing the sum total by the total amount of all Scheduled Payments to be received under the Loan, and (d) dividing the total by 12.~~Measurement Date, the number obtained by dividing (a) the sum of the products obtained by multiplying (i) the Average Life at such time of each Loan included in the Collateral (excluding Charged-Off Loans) by (ii) the Outstanding Loan Balance of such Loan by (b) the Aggregate Outstanding Loan Balance as of such date.

“Wells Fargo”: Defined in the Preamble.

“WCM”: Defined in the Preamble.

Section 1.2. Other Terms.

All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

Section 1.3. Computation of Time Periods.

Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

Section 1.4. Interpretation.

In each Transaction Document, unless a contrary intention appears:

(i) the singular number includes the plural number and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

(iii) reference to any gender includes each other gender;

(iv) reference to day or days without further qualification means calendar days;

(v) unless otherwise stated, reference to any time means Charlotte, North Carolina time;

(vi) references to “writing” include printing, typing, lithography, electronic or other means of reproducing words in a visible form;

(vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented or restated and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

(viii) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

Section 1.5. Section References.

All Section references (including to the Recitals and the Preamble), unless otherwise indicated, shall be to Sections (and the Recitals and the Preamble) in this Agreement.

Section 1.6. Calculations.

Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and the actual days elapsed in the relevant period and will be carried out to at least three decimal places.

Section 1.7. Currencies Generally; Special Provisions Relating to Euro.

(a) Currencies Generally. At any time, any reference in the definition of the term “Alternative Currency” or in any other provision of this Agreement to the Currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the date hereof. For purposes of determining (i) whether the amount of any Advance, together with all other Advances~~,~~ and Swingline Advances ~~and Alternative Currency Swingline Advances~~ then outstanding or to be borrowed at the same time as such Advance, would exceed the Facility Amount, (ii) whether any Lender’s Pro Rata Share of any Advance, together with its Pro Rata Share of all other Advances~~,~~ and Swingline Advances ~~and Alternative Currency Swingline Advances~~ then outstanding or to be borrowed at the same time as such Advance, would exceed the amount of such Lender’s Commitment, and (iii) whether Advances Outstanding are required to be prepaid, the outstanding principal amount of any Advance ~~or Alternative Currency Swingline Advance~~ that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of such amount of Foreign Currency determined as of the date of such Advance ~~or Alternative Currency Swingline Advance~~. Wherever in this Agreement in connection with an Advance ~~or Alternative Currency Swingline Advance~~ an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Advance ~~or Alternative Currency Swingline Advance~~ is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Foreign Currency). In addition, for purposes of (A) complying with any requirement of this Agreement stated in Dollars and (B) calculating any ratio or other test set forth in this Agreement, the amount of any Loan that is denominated in a Foreign Currency shall be deemed to be the Dollar Equivalent of such amount of Foreign Currency determined as of the date of such calculation. Without limitation, the following defined terms used in this Agreement (together with any defined terms in which such defined terms are used) may require amounts denominated in a Foreign Currency to be calculated as the Dollar Equivalent of such amounts: “Aggregate Outstanding Loan Balance”, “Alternative Currency Sub-Limit”, “Borrowing Base”, “Concentration Limits”, “Fair Market Value”, “Hedge Percentage”, “Interest Collections”, “Outstanding Loan Balance”, “Permitted Investments”, “Portfolio Outstanding Loan Balance”, “Principal Collections”, “Scheduled Payment”, ~~and~~ “Senior Servicing Fee” and “Subordinated Servicing Fee”.

(b) Special Provisions Relating to Euro. Each obligation hereunder of any party hereto that is denominated in the National Currency of a state that is not a Participating Member State on the date hereof shall, effective from the date on which such state becomes a Participating Member State, be redenominated in Euro in accordance with the legislation of the European Union applicable to the European Monetary Union; provided that, if and to the extent that any such legislation provides that any such obligation of any such party payable within such Participating Member State by crediting an account of the creditor can be paid by the debtor either in Euro or such National Currency, such party shall be entitled to pay or repay such amount either in Euro or in such National Currency. If the basis of accrual of interest or fees expressed in this Agreement with respect to an Alternative Currency of any country that becomes a Participating Member State after the date on which such currency becomes an Alternative Currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that, with respect to any Advance denominated in such currency that is outstanding immediately prior to such date, such replacement shall take effect at the end of the Accrual Period therefor.

Without prejudice to the respective liabilities of the Borrower to the Lenders and the Lenders to the Borrower under or pursuant to this Agreement, each provision of this Agreement shall be subject to such reasonable changes of construction as the Deal Agent may from time to time, in consultation with the Borrower, reasonably specify to be necessary or appropriate to reflect the introduction or changeover to the Euro in any country that becomes a Participating Member State after the date hereof; provided that the Deal Agent shall provide the Borrower and each Lender Agent with prior notice of the proposed change with an explanation of such change in sufficient time to permit the Borrower and the Lenders an opportunity to respond to such proposed change.

ARTICLE II

PURCHASE OF THE STRUCTURED NOTES

Section 2.1. The Structured Notes.

(a) On the terms and conditions hereinafter set forth, on the Closing Date, the Borrower shall deliver to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, as applicable, at the applicable address set forth on Annex A to this Agreement, with respect to Advances in Dollars, a duly executed structured note in substantially the form of Exhibit B-1-a and, with respect to Advances in an Alternative Currency, a duly executed structured note in substantially the form of Exhibit B-1-b, (each a “Structured Note”)~~,~~ and Exhibit B-2 (the “Swingline Note”~~) and Exhibit B-3 (the “Alternative Currency Swingline Note”~~, and together with the Structured Notes ~~and the Swingline Note~~, the “Notes”), as applicable, dated as of the date of this Agreement, each in a face amount equal to the applicable Lender’s Commitment~~,~~ or Swingline Commitment ~~or Alternative Currency Swingline Amount~~ as of the Closing Date and otherwise duly completed. Each Note evidences, and at all times on and after the date hereof shall continue to evidence each Lender’s ratable share of the security interest in the Collateral granted pursuant to Section 8.1 (and the Borrower hereby expressly affirms its prior grant of a security interest in the “Collateral” under the Existing Loan Funding and Servicing Agreement). Interest shall accrue, and each Note shall be payable, as described herein.

(b) During the Revolving Period, the Borrower may, at its option, request the Conduit Lenders and the Institutional Lenders to make advances of funds (each, an “Advance”), in Dollars or in any Alternative Currency under the Structured Notes, each such Funding Request to be substantially in the form of Exhibit A-1 hereto, in an aggregate amount up to the Availability and, in the case of Advances in Alternative Currencies, up to the Alternative Currency Sub-Limit, in each case as of the date of the proposed Advance. Following the receipt of a Funding Request, subject to the terms and conditions hereinafter set forth, during the Revolving Period, (x) the Conduit Lenders other than VFCC may at their option elect to fund such Advance and (y) VFCC and the Institutional Lenders (except to the extent an Advance has been funded by its related Conduit Lender, if any) shall fund such Advance; provided, that, any Institutional Lender which shares a Commitment collectively with a related Conduit Lender as set forth on Annex B shall not be obligated to make Advances in any Currency in which its related Conduit is not able to make Advances. Notwithstanding anything to the contrary contained herein, no Lender shall be obligated to provide the Deal Agent or the Borrower with aggregate funds in connection with an Advance that would exceed (i) such Lender’s unused Commitment then in effect, (ii) in the case of Advances in Alternative Currencies, such Lender’s unused Alternative Currency Sub-Limit then in effect, (iii) the aggregate unused Commitments then in effect, (iv) in the case of Advances in Alternative Currencies, the unused Alternative Currency Sub-Limit then in effect or (v) the Availability, in each case on the date such Advance is to be made; provided, that, in calculating whether an Advance in an Alternative Currency would exceed any of the foregoing, such Alternative Currency shall be converted to the Dollar Equivalent. Each Advance made by a Lender hereunder is subordinated to the interests of the Hedge Counterparties under Sections 2.9(a)(1)(i) and (b)(i) of this Agreement. Each Advance shall be made entirely in one Currency having one Interest Rate. The proceeds of each Advance shall be used to fund Loans in the Currency of such Advance.

(c)(I) During the Revolving Period, the Borrower may, at its option, request the Swingline Lender to make advances of funds in Dollars, on an expedited basis under the Swingline Note (each such request, a “Swingline Funding Request”), each such Swingline Funding Request to be substantially in the form of Exhibit A-2-a hereto. Subject to the terms and conditions hereinafter set forth, during the Revolving Period, the Swingline Lender shall advance to the Borrower, in same day funds, the amount requested under a Swingline Funding Request (each, a “Swingline Advance”). Notwithstanding anything to the contrary contained herein, the Swingline Lender shall not be obligated to provide the Borrower with aggregate funds that would exceed (i) the Swingline Lender’s unused Swingline Commitment then in effect, (ii) the aggregate unused Commitments then in effect or (iii) the Availability on the date such Swingline Advance is made. Each Swingline Advance made by the Swingline Lender hereunder is subordinated to the interests of the Hedge Counterparties under Sections 2.9(a)(1)(i) and (b)(i) of this Agreement. Each Swingline Advance shall be made entirely in Dollars having one Interest Rate. The proceeds of each Swingline Advance shall be used to fund Loans in Dollars.

~~(II) During the Revolving Period, the Borrower may, at its option, request the Alternative Currency Swingline Lender to make advances of funds in English Pounds Sterling, Canadian Dollars or Euro, on an expedited basis under the Alternative Currency Swingline Note (each such request, an “Alternative Swingline Currency Funding Request”), each such Alternative Currency Swingline Funding Request to be substantially in the form of Exhibit A-2-b hereto. Subject to the terms and conditions hereinafter set forth, during the Revolving Period, the Alternative Currency Swingline Lender shall advance to the Borrower the amount requested under an Alternative Currency Swingline Funding Request (each, an “Alternative Currency Swingline Advance”). Notwithstanding anything to the contrary contained herein, the Alternative Currency Swingline Lender shall not be obligated to provide the Borrower with aggregate funds that would exceed (i) the unused Alternative Currency Swingline Amount then in effect, (ii) the unused Alternative Currency Sub-Limit then in effect, (iii) the aggregate unused Commitments then in~~

~~effect or (iv) the Availability on the date such Alternative Currency Swingline Advance is made. Each Alternative Currency Swingline Advance made by the Alternative Currency Swingline Lender hereunder is subordinated to the interests of the Hedge Counterparties under Sections 2.9(a)(1)(i) and (b)(i) of this Agreement. Each Alternative Currency Swingline Advance shall be made entirely in one Currency having one Interest Rate. The proceeds of each Alternative Currency Swingline Advance shall be used to fund Loans in the Currency of such Alternative Currency Swingline Advance.~~

(II) [Reserved].

(d) The Borrower may, within 60 days but not less than 45 days prior to the ~~(x) the date on which each Liquidity Purchase Agreement is to expire in accordance with its terms, in the case of an extension of each Liquidity Purchase Agreement, (y) the~~ Termination Date then in effect pursuant to clause (c) of the definition thereof~~, in the case of an extension of the Termination Date or (z) the Commitment Termination Date then in effect, in the case of an extension of this Agreement~~, request by written notice to ~~(i)~~ each Lender Agent ~~with respect to a Conduit Lender for the applicable Liquidity Bank to extend the term of their Liquidity Purchase Agreement for an additional period of 364 days, (ii) each Lender Agent for each Lender, the Swingline Lender and the Alternative Currency~~for each Lender and the Swingline Lender, as applicable, to extend the date set forth in clause (c) of the definition of Termination Date for an additional period of 364 days ~~and (iii) each Lender Agent for each Lender, the Swingline Lender and the Alternative Currency Swingline Lender, as applicable, to extend the Commitment Termination Date for an additional period of 364 days. Each Lender Agent, the Swingline Lender and the Alternative Currency Swingline Lender, as applicable, will give prompt notice to the related Liquidity Bank or Lender, as applicable, of its receipt of such request, and each Liquidity Bank and each Lender shall make a determination, each in its respective sole discretion, not less than 15 days prior to the expiration of the related Liquidity Purchase Agreement or the Commitment Termination Date, as applicable, as to whether or not it will agree to the extension requested. The failure of a Lender or a Liquidity Bank to provide timely notice of its decision to the Borrower shall be deemed to constitute a refusal by the applicable Lender or Liquidity Bank to extend the Commitment Termination Date or the term of such Liquidity Bank’s Liquidity Purchase Agreement, as applicable~~. The Borrower confirms that each Liquidity Bank and each Lender, in their sole and absolute discretion, without regard to the value or performance of the Collateral or any other factor, may elect not to extend the term of ~~such Liquidity Purchase Agreement,~~ the date set forth in clause (c) of the definition of Termination Date ~~or the Commitment Termination Date, as applicable~~.

(e) The Borrower may, with the written consent of the Deal Agent, request that (1) an existing Lender increase its Commitment in connection with a corresponding increase in the Facility Amount, (2) the Swingline Lender increase its Swingline Commitment, ~~(3) the Alternative Currency Swingline Lender increase the Alternative Currency Swingline Amount or, (4~~or (3) with the written consent of the Deal Agent, add additional Persons as Lenders; provided, that: (i) if the addition of any Lender or the increase of any Lender’s Commitment would cause the aggregate Commitments of the Conduit Lenders and the Institutional Lenders to exceed $~~1,500,000,000,~~1,000,000,000, such addition or increase may be effected only with the consent of the Deal Agent and each Lender Agent; (ii) a proposed increase shall not increase the amount of the Alternative Currency Sub-Limit without the consent of the Deal Agent and each Lender Agent; (iii) the Commitment of any Lender~~,~~ or the Swingline Commitment of the Swingline Lender ~~or the~~

~~Alternative Currency Swingline Amount of the Alternative Currency Swingline Lender~~ may only be increased with the prior written consent of such Lender; (iv) if any Conduit Lender that is added as a new Lender is unable to make Advances in Alternative Currencies, an Institutional Lender able to make Advances in Alternative Currencies simultaneously shall become a party to this Agreement; and (v) upon any such increase of an existing Lender’s Commitment~~,~~ or Swingline Lender’s Swingline Commitment ~~or Alternative Currency Swingline Lender’s Alternative Currency Swingline Amount~~ or the addition of a new Lender, Annex B hereto shall be replaced with a revised Annex B reflecting the revised Commitments, Swingline Commitment~~, Alternative Currency Swingline Amount~~ and/or Lenders. Each new Lender and Lender Agent shall become a party hereto by executing and delivering to the Deal Agent and the Borrower a Joinder Supplement.

(f) Notwithstanding anything to the contrary herein, each of the parties hereto hereby understands and agrees that:

(i) any outstanding “Advances” (under and as defined in the Existing Loan Funding and Servicing Agreement) of any Lender that exist as of the Closing Date hereof shall, subject to the remainder of this Section 2.1(f), be deemed to be Advances outstanding for all purposes of this Agreement and the other Transaction Documents;

(ii) any outstanding “Hedge Transactions” (under and as defined in the Existing Loan Funding and Servicing Agreement) of any Hedge Counterparty that exist as of the Closing Date hereof shall be deemed to be Hedge Transactions outstanding for all purposes of this Agreement and the other Transaction Documents; and

(iii) on the Closing Date and on each subsequent date on which a Lender shall become a party to this Agreement, the Borrower shall request Advances (including Advances in Alternative Currencies), on a non-pro rata basis, from each Lender becoming a party to this Agreement as of the Closing Date or such later date, as applicable, and shall use the proceeds of such Advances to reduce outstanding Advances (including Advances in Alternative Currencies) of each other Lender until (A) the respective outstanding Advances of each Lender equal such Lender’s Pro Rata Share of all Advances Outstanding and (B) the respective outstanding Advances of each Lender in Alternative Currencies equal such Lender’s Pro Rata Share of all Advances Outstanding denominated in Alternative Currencies.

Section 2.2A Procedures for Swingline Advances.

(a) Subject to the limitations set forth in Section 2.1, the Borrower may request a Swingline Advance from the Swingline Lender by delivering to the Deal Agent, the Swingline Lender and the Collateral Custodian the information and documents at the times set forth in this Section 2.2A.

(b) No later than 2:00 p.m. (Charlotte, North Carolina time) on the proposed Funding Date, the Borrower (or the Servicer on its behalf) shall deliver:

(i) to the Deal Agent, the Swingline Lender and the Collateral Custodian, a Swingline Funding Request;

(ii) to the Deal Agent (which shall promptly notify each Conduit Lender and Institutional Lender thereof), the Swingline Lender and the Collateral Custodian, a Funding Request substantially in the form of Exhibit A-1 hereto, for an Advance in Dollars in the same amount as or greater than the related Swingline Advance;

(iii) to the Deal Agent and the Collateral Custodian, a duly completed Borrowing Base Certificate and Tape updated to such date;

(iv) subject to the Borrower’s receipt of a written request from the Deal Agent, to the Deal Agent a transaction summary for each Pre-Positioned Loan to be funded with the proceeds of the proposed Swingline Advance, which shall include a description of such Loan and the proposed Loan transaction; provided, that no more than six Loans may be funded (in respect of all Advances Outstanding, including the proposed Swingline Advance) as Pre-Positioned Loans at any one time; and

(v) to the Deal Agent a certification substantially in the form of Exhibit I from outside counsel to the Borrower concerning the Collateral Custodian’s receipt of certain documentation relating to any Pre-Positioned Loan which is being funded with the proceeds of such Swingline Advance.

Each such Swingline Funding Request shall (i) specify the aggregate amount of the requested Swingline Advance, which shall be in an amount equal to at least $3,000,000 but less than $~~100,000,000,~~50,000,000, (ii) specify the proposed Funding Date of such requested Swingline Advance, (iii) specify the amount of Advances Outstanding (prior to giving effect to each requested Swingline Advance), (iv) include a representation that all conditions precedent for a funding have been met, (v) include a calculation of the Borrowing Base as of the date the Swingline Advance is requested and after giving effect to the Swingline Advance requested therein and the use of proceeds thereof, (vi) include a wire disbursement and authorization form and (vii) include an updated Loan List including each Pre-Positioned Loan that is subject to the requested Swingline Advance. Any Swingline Funding Request shall be irrevocable. If any Swingline Funding Request is received by the Deal Agent and Swingline Lender after 2:00 p.m. (Charlotte, North Carolina time) on the Business Day for which such Swingline Advance is requested or on a day that is not a Business Day, such Swingline Funding Request shall be deemed to be received by the Deal Agent and the Swingline Lender at 9:00 a.m. (Charlotte, North Carolina time) on the following Business Day.

(c) The Deal Agent shall notify the Swingline Lender of the amount of such Swingline Funding Request. On the Funding Date, the Swingline Lender shall, subject to the limitations set forth in Section 2.1, and upon satisfaction of the applicable conditions set forth in Article III, make available to the Deal Agent (and the Deal Agent shall make such amount available to the Borrower in same day funds, at such bank or other location reasonably designated by the Borrower in the Swingline Funding Request given pursuant to this Section 2.2A, an amount equal to the amount requested by the Borrower for such Swingline Advance, provided, that, after giving effect to such Swingline Advance, the aggregate funds in connection with such Swingline Advance would not exceed (i) the Swingline Lender’s unused Swingline Commitment then in effect, (ii) the aggregate unused Commitments then in effect or (iii) the Availability.

Section 2.2B ~~Procedures for Alternative Currency Swingline Advances.~~[Reserved].

~~(a) Subject to the limitations set forth in Section 2.1, the Borrower may request an Alternative Currency Swingline Advance in English Pounds Sterling, Canadian Dollars or Euro from the Alternative Currency Swingline Lender by delivering to the Alternative Currency Swingline Lender and the Collateral Custodian (with a copy to the Deal Agent) the information and documents at the times set forth in this Section 2.2B~~. ~~The Alternative Currency Swingline Lender may make any Alternative Currency Swingline Advance in English Pounds Sterling, Canadian Dollars or Euro by causing, at its option, any domestic or foreign branch or Affiliate of such Lender to make such Alternative Currency Swingline Advance.~~

~~(b) No later than 11:00 a.m. (London time) on the proposed Funding Date, the Borrower (or the Servicer on its behalf) shall deliver:~~

~~(i) to the Alternative Currency Swingline Lender and the Collateral Custodian (with a copy to the Deal Agent), an Alternative Currency Swingline Funding Request;~~

~~(ii) to the Deal Agent (which shall promptly notify each Conduit Lender funding in Alternative Currencies and each Institutional Lender thereof) and the Collateral Custodian, a Funding Request substantially in the form of Exhibit A-1 hereto, for an Advance in the same amount as or greater than, and in the same Currency as the related Alternative Currency Swingline Advance;~~

~~(iii) to the Alternative Currency Swingline Lender and the Collateral Custodian (with a copy to the Deal Agent) a duly completed Borrowing Base Certificate and Tape updated to such date;~~

~~(iv) subject to the Borrower’s receipt of a written request from the Alternative Currency Swingline Lender (or the Deal Agent on its behalf), to the Alternative Currency Swingline Lender a transaction summary for each Pre-Positioned Loan to be funded with the proceeds of the proposed Alternative Currency Swingline Advance, which shall include a description of such Loan and the proposed Loan transaction; provided, that no more than six Loans may be funded (in respect of all Advances Outstanding, including the proposed Alternative Currency Swingline Advance) as Pre-Positioned Loans at any one time; and~~

~~(v) to the Alternative Currency Swingline Lender (with a copy to the Deal Agent) a certification substantially in the form of Exhibit I from outside counsel to the Borrower concerning the Collateral Custodian’s receipt of certain documentation relating to any Pre-Positioned Loan which is being funded with the proceeds of such Alternative Currency Swingline Advance.~~

~~Each such Alternative Currency Swingline Funding Request for an Alternative Currency Swingline Advance in English Pounds Sterling, Canadian Dollars or Euro shall (i) specify the aggregate amount and Currency of the requested Alternative Currency Swingline Advance, which shall be in an amount equal to at least the Alternative Currency Equivalent of $3,000,000 but less than the Alternative Currency Equivalent of $50,000,000, (ii) specify the proposed Funding Date of such requested Alternative Currency Swingline Advance, (iii) specify the amount of Advances Outstanding (prior to giving effect to each requested Alternative Currency Swingline Advance),~~

~~(iv) include a representation that all conditions precedent for a funding have been met, (v) include a calculation of the Borrowing Base as of the date the Alternative Currency Swingline Advance is requested and after giving effect to the Alternative Currency Swingline Advance requested therein and the use of proceeds thereof, (vi) include a wire disbursement and authorization form and (vii) include an updated Loan List including each Pre-Positioned Loan that is subject to the requested Alternative Currency Swingline Advance. If no election as to the Currency of an Alternative Currency Swingline Advance is specified, then the Alternative Currency Swingline Funding Request shall be deemed not to have been received by the Alternative Currency Swingline Lender. Any Alternative Currency Swingline Funding Request shall be irrevocable. If any Alternative Currency Swingline Funding Request for an Alternative Currency Swingline Advance is received by the Alternative Currency Swingline Lender after 11:00 a.m. (London time) on the Business Day for which such Alternative Currency Swingline Advance is requested or on a day that is not a Business Day, such Alternative Currency Swingline Funding Request shall be deemed to be received by the Alternative Currency Swingline Lender at 9:00 a.m. (London time) on the following Business Day.~~

~~(c) On the Funding Date, the Alternative Currency Swingline Lender shall, subject to the limitations set forth in Section 2.1, and upon satisfaction of the applicable conditions set forth in Article III, make available to the Deal Agent (and the Deal Agent shall make such amount available to the Borrower in same day funds, at such bank or other location reasonably designated by the Borrower in the Alternative Currency Swingline Funding Request given pursuant to this Section 2.2B), an amount equal to the amount requested by the Borrower for such Alternative Currency Swingline Advance, provided, that, after giving effect to such Alternative Currency Swingline Advance, the aggregate funds in connection with such Alternative Currency Swingline Advance would not exceed (i) the unused Alternative Currency Swingline Amount then in effect, (ii) the unused Alternative Currency Sub-Limit then in effect, (iii) the aggregate unused Commitments then in effect or (iv) the Availability.~~

Section 2.3. Procedures for Advances by the Conduit Lenders and Institutional Lenders.

(a) Subject to the limitations set forth in Section 2.1, the Borrower may request an Advance in Dollars or in an Alternative Currency from the Conduit Lenders and the Institutional Lenders by delivering to the Deal Agent and the Collateral Custodian at certain times the information and documents set forth in this Section 2.3. Each Lender shall make Advances in an Alternative Currency by causing any domestic or foreign branch or Affiliate of such Lender to make such Advance or funding such Advance directly or though through its related Conduit Lender.

(b) No later than 3:00 p.m. (Charlotte, North Carolina time), one Business Day (or, in the case of Advances in an Alternative Currency, four Business Days) prior to the proposed Funding Date, the Borrower (or the Servicer on its behalf) shall deliver:

(i) to the Deal Agent (which shall promptly notify each Lender thereof) and the Collateral Custodian, a duly completed Funding Request substantially in the form of Exhibit A-1 hereto; and

(ii) subject to its receipt of a written request from the Deal Agent, to the Deal Agent a transaction summary for each Pre-Positioned Loan to be funded with the proceeds of the proposed Advance, which shall include a description of the Obligor and the proposed Loan transaction; provided, that no more than six Loans may be funded (in respect of all Advances Outstanding, including the proposed Advance) as Pre-Positioned Loans at any one time;

provided, that, in the event that a Funding Request is delivered to any Institutional Lender later than 11:00 a.m. (Charlotte, North Carolina time) with respect to Advances denominated in Dollars three Business Days prior to the proposed Funding Date, the Interest Rate for the related Advances funded by such Institutional Lender with respect to such Funding Request shall be the LIBOR Market Index Rate.

Each Funding Request shall (i) specify the aggregate amount and Currency of the requested Advance, which shall be in an amount equal to at least $3,000,000 or the Alternative Currency Equivalent thereof, (ii) specify the proposed Funding Date of the requested Advance, (iii) specify the amount of Advances Outstanding, (iv) include a representation that all conditions precedent for a funding have been met, (v) include a calculation of the Borrowing Base as of the date the Advance is requested, and after giving effect to the Advance requested therein and the use of proceeds thereof, and (vi) include an updated Loan List including each Pre-Positioned Loan to be funded with the proceeds of the requested Advance. If no election as to the Currency of an Advance is specified, then the requested Advance shall be denominated in Dollars. Any Funding Request shall be irrevocable. If any Funding Request is received by the Deal Agent after 3:00 p.m. (Charlotte, North Carolina time) on the Business Day that is one Business Day (or, in the case of Advances in an Alternative Currency, four Business Days) prior to the Business Day for which such Advance is requested or on a day that is not a Business Day, such Funding Request shall be deemed to be received by the Deal Agent at 9:00 a.m. (Charlotte, North Carolina time) on the next Business Day.

(c) No later than 3:00 p.m. (Charlotte, North Carolina time) with respect to Advances in Dollars and 11:00 a.m. (Charlotte, North Carolina time) with respect to Advances in an Alternative Currency, on the proposed Funding Date, the Borrower (or the Servicer on its behalf) shall deliver to the Deal Agent and the Collateral Custodian a certification substantially in the form of Exhibit I from outside counsel to the Borrower concerning the Collateral Custodian’s receipt of certain documentation relating to each Pre-Positioned Loan to be funded with the proceeds of such Advance.

(d) On the Funding Date, each Conduit Lender other than VFCC may, and VFCC and each Institutional Lender (except to the extent that its related Conduit Lender, if any, has made its Pro Rata Share of the amounts described below available to the Deal Agent on such Funding Date) shall make available to the Deal Agent in same day funds an amount equal to such Lender’s Pro Rata Share of the lesser of (x) the amount requested by the Borrower for such Advance and (y) an amount equal to the Availability on such Funding Date. If the Advance requested by the Borrower is an Advance in an Alternative Currency, each Lender shall make available to the Deal Agent an amount equal to such Lender’s Pro Rata Share of the lesser of (i) the amount requested by the Borrower and (ii) the difference between (A) the Alternative Currency Sub-Limit minus (B) the Dollar Equivalents of the amount of all Advances Outstanding in Alternative Currencies; provided, that, (i) any Lender’s obligation to make Advances under the Alternative Currency Sub-Limit is subject to every other Lender funding its Pro Rata Share of such Advance in the same Alternative Currency, and (ii) if any Interest on any such Advance shall be subject to withholding or deduction for or on account of any taxes as required by Applicable Law, the Borrower shall be required to make “gross-up” payments that cover the full amount of any such withholding taxes on an after-tax basis in accordance with and subject to Section 2.15 of this Agreement. The Deal Agent shall calculate each Lender’s Pro Rata Share of each such funding. Subject to the limitations set forth in Section 2.1, and upon satisfaction of the applicable conditions set forth in Article III, the Deal Agent shall make available to the Borrower in same day funds, at such bank or other location reasonably designated by the Borrower in the Funding Request given pursuant to this Section 2.3, the aggregate amount calculated as set forth above.

(e) On each Funding Date, the obligation of each Lender to remit its Pro Rata Share of any such Advance shall be several from that of each other Lender and the failure of a Lender to so make such amount available to the Deal Agent shall not relieve any other Lender of its obligation hereunder.

Section 2.4. Optional Changes in Facility Amount; Prepayments.

(a) The Borrower shall be entitled at its option, at any time prior to the occurrence of a Termination Event, to terminate in whole or reduce in part the portion of the Facility Amount that exceeds the Advances Outstanding; provided, that, the Borrower (or the Servicer on its behalf) shall give prior written notice in the form of Exhibit A-3 of such reduction to the Deal Agent as provided in Section 2.4(b) and that any partial reduction of the Facility Amount shall be in an amount equal to $5,000,000 or integral multiples thereof in a minimum of $500,000. Any request for a reduction or termination pursuant to this Section 2.4(a) shall be irrevocable. The Commitment and the Alternative Currency Sub-Limit of each Conduit Lender and each Institutional Lender, as applicable, shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder) of the aggregate amount of any reduction under this Section 2.4(a). The Deal Agent shall calculate each Lender’s new Pro Rata Share of the Commitments and Alternative Currency Sub-Limit.

(b) Prior to the occurrence of a Termination Event, the Borrower may, upon one Business Day~~’s~~ (or, in the case of an Advance in an Alternative Currency, four Business Days) prior written notice (such notice to be received by the Deal Agent and each applicable Hedge Counterparty no later than 3:00 p.m. (Charlotte, North Carolina time) on such day) to the Deal Agent and each applicable Hedge Counterparty, reduce the Advances Outstanding by remitting, to the Deal Agent, for payment to the respective Lenders (i) cash, in the Currency of such Advances, in an amount equal to such Advances Outstanding and Breakage Costs, if any, and (ii) instructions to reduce such Advances Outstanding and, with respect to Advances Outstanding in an Alternative Currency bearing Interest at the Alternative Rate, specifying which Alternative Rate contracts will be terminated in respect of such reduction; provided, that, no such reduction shall be given effect unless the Borrower has complied with the terms of any Hedging Agreement that may require that one or more Hedge Transactions be terminated in whole or in part as the result of any such reduction of the Advances Outstanding, and the Borrower has paid in full all Hedge Breakage Costs, if any, owing to the relevant Hedge Counterparty for any such termination. Any reduction of the Advances Outstanding (other than with respect to payments of the Required Advance

Reduction Amount) shall be in a minimum amount of $1,000,000 (or the Alternative Currency Equivalent thereof) with integral multiples of $100,000 (or the Alternative Currency Equivalent thereof). Any such reduction will occur only if sufficient funds have been remitted to pay all such amounts in the succeeding sentence in full. Upon receipt of such amounts, the Deal Agent shall apply such amounts to the payment of any Hedge Breakage Costs and to the pro rata reduction of the Advances Outstanding to the respective Lenders by paying such amounts to the respective Lenders and to the payment of any Breakage Costs, if any. Any Advance so prepaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Borrower Notice relating to any prepayment pursuant to this Section 2.4(b) shall be irrevocable.

(c) If on any day the Deal Agent, as agent for the Secured Parties, does not own or have (i) with respect to Transferred Loans denominated in Dollars, a valid and perfected first priority security interest in any such Transferred Loan and Related Property (subject to Permitted Liens) and (ii) with respect to Transferred Loans denominated in an Alternative Currency, a valid and effective security interest in any such Transferred Loan and Related Property (other than additional or “boot” collateral) relating to such Transferred Loan (subject to any filing, registration or notarization (including registration of a debenture necessary to perfect such security interest and make such security interest enforceable and effective)), upon the earlier of the Borrower’s receipt of notice from the Deal Agent or the Borrower becoming aware thereof and the Borrower’s failure to cure such breach within 30 days (if cure is reasonably possible and otherwise immediately upon receipt of such notice or upon the Borrower becoming aware), the Borrower shall be deemed to have received on such day a collection (a “Deemed Collection”) of such Loan in full and shall on such day pay to the Deal Agent, on behalf of the Secured Parties, an amount equal to (x) the Outstanding Loan Balance of such Loan in the Currency of such Loan, to be applied to the pro rata reduction of the principal of the Structured Notes~~,~~ and the Swingline Note ~~and the Alternative Currency Swingline Note~~, plus (y) any Breakage Costs and Hedge Breakage Costs, if any, and any other payments owing to the applicable Hedge Counterparty in respect of the termination of any Hedge Transaction required as a result of the Deemed Collection, plus (z) any other costs and expenses related to the retransfer of, or release of Lien on, such Loan and any Related Property contemplated by this Section 2.4(c). In connection with any such Deemed Collection, the Deal Agent, as agent for the Secured Parties, shall automatically and without further action (unless otherwise necessary or requested by the Borrower or Servicer), be deemed to release the Lien on such Loan and any Related Property created by this Agreement in favor of the Deal Agent and transfer to the Borrower, free and clear of any Lien created by the Deal Agent, all of the right, title and interest of the Deal Agent, as agent for the Secured Parties, in, to, and under the Loan and any Related Property with respect to which the Deal Agent has received such Deemed Collection (such Loan a “Repurchased Loan”), but without any recourse, representation or warranty of any kind, express or implied.

(d) If on any day the Dollar Equivalent of the aggregate amount of all Advances Outstanding in Alternative Currencies shall exceed ~~105~~103% of the Alternative Currency Sub-Limit based on the spot selling rate on such day, the Borrower shall, within five Business Days, prepay Advances Outstanding in Alternative Currencies in an amount sufficient to reduce the Dollar Equivalent of the aggregate amount of all Advances Outstanding in Alternative Currencies to no more than the Alternative Currency Sub-Limit. Upon receipt of such amounts, the Deal Agent shall apply such amounts to the pro rata reduction of the Advances Outstanding of the Lenders in the related Alternative Currencies by paying such amounts to the respective Lenders.

Section 2.5. Reimbursement of Swingline Advances ~~and Alternative Currency Swingline Advances~~.

Notwithstanding Sections 2.3, 3.1 and 3.2, each Conduit Lender and each Institutional Lender hereby agrees that ~~(a)~~ if the Swingline Lender funds any Swingline Advance, each Conduit Lender other than VFCC may and VFCC and each Institutional Lender (except to the extent that its related Conduit Lender, if any, has reimbursed the Swingline Lender as described herein) shall reimburse the Swingline Lender for such Swingline Advance not later than one Business Day after the Swingline Lender funds such Swingline Advance ~~and (b) if the Alternative Currency Swingline Lender funds any Alternative Currency Swingline Advance, each Conduit Lender funding Alternative Currencies and each Institutional Lender related to Conduit Lenders not funding Alternative Currencies or not having a related Conduit Lender shall reimburse the Alternative Currency Swingline Lender for such Alternative Currency Swingline Advance not later than four Business Days after the Alternative Currency Swingline Lender funds such Alternative Currency Swingline Advance, in the proportions described in the following sentence~~. Such reimbursement shall be accomplished by each Conduit Lender and each Institutional Lender, as applicable, remitting to the Deal Agent such Conduit Lender’s and such Institutional Lender’s Pro Rata Share of the Swingline Advance ~~or Alternative Currency Swingline Advance, as applicable~~; provided, however, that clause (a) of the definition of Commitment shall be used to calculate the Commitment of each Conduit Lender and Institutional Lender for the purposes of any such reimbursement occurring after the Termination Date. The Deal Agent shall remit such amount to the Swingline Lender ~~or Alternative Currency Swingline Lender, as applicable~~. The Borrower and the Servicer hereby authorize and instruct each Conduit Lender and each Institutional Lender to reimburse the ~~Swingline Lender or the Alternative Currency~~ Swingline Lender in the manner described in this Section 2.5.

Section 2.6. Notations on the Structured Notes.

(a) Each Lender Agent is hereby authorized to enter on a schedule attached to each Conduit Lender’s and each Institutional Lender’s Structured Note a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Advance under such Structured Note made by the applicable Lender of: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded. The failure of any Lender Agent to make any such notation on the schedule attached to the applicable Structured Note shall not limit or otherwise affect the obligation of the Borrower to repay the Advances under such Structured Note in accordance with the terms set forth herein.

(b) The Swingline Lender is hereby authorized to enter on a schedule attached to the Swingline Note a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Swingline Advance under the Swingline Note made by the Swingline Lender of: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded. The failure of the Swingline Lender to make any such notation on the schedule attached to the Swingline Note shall not limit or otherwise affect the obligation of the Borrower to repay the Swingline Advances under the Swingline Note in accordance with the terms set forth herein.

(c) ~~The Alternative Currency Swingline Lender is hereby authorized to enter on a schedule attached to the Alternative Currency Swingline Note a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Alternative Currency Swingline Advance under the Alternative Currency Swingline Note made by the Alternative Currency Swingline Lender of: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded. The failure of the Alternative Currency Swingline Lender to make any such notation on the schedule attached to the Alternative Currency Swingline Note shall not limit or otherwise affect the obligation of the Borrower to repay the Alternative Currency Swingline Advances under the Alternative Currency Swingline Note in accordance with the terms set forth herein.~~[Reserved].

Section 2.7. Principal Repayments.

(a) ~~Unless sooner prepaid pursuant to Section 2.4(b) or Section 9.1, the Advances Outstanding shall be repaid in full in the Currency of such Advances on the date that occurs twenty-four (24) months following the Termination Date. In addition,~~ Advances Outstanding shall be repaid in the Currency of such Advances as and when necessary to cause the Availability to equal or exceed $0 and to cause all Advances Outstanding in Alternative Currencies not to exceed the Alternative Currency Sub-Limit. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder during the Revolving Period.

(b) Unless sooner reimbursed by the Conduit Lenders and the Institutional Lenders pursuant to Section 2.5, ~~(i)~~ Swingline Advances shall be repaid in full by the Borrower to the Deal Agent one Business Day following the date such Swingline Advance was funded ~~and (ii) Alternative Currency Swingline Advances shall be repaid in full by the Borrower to the Deal Agent four Business Days following the date such Alternative Currency Swingline Advance was funded~~. The Deal Agent shall remit such amount to the Swingline Lender ~~or Alternative Currency Swingline Lender, as applicable~~. Swingline Advances ~~and Alternative Currency Swingline Advances~~ shall be with full recourse to the Borrower, and if a Swingline Advance ~~or Alternative Currency Swingline Advance~~ is not paid, the Swingline Lender ~~or Alternative Currency Swingline Lender, as applicable,~~ will have the rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Law, which rights shall be cumulative.

(c) [Reserved].

(d) With respect to any Swingline Advances ~~or Alternative Currency Swingline Advance~~, (i) all Interest accrued and unpaid on the amount repaid to (but excluding) the date of such repayment, and (ii) any and all Hedge Breakage Costs and any other amounts payable by the Borrower under or with respect to any Hedging Agreement, shall be paid to the Swingline Lender ~~or Alternative Currency Swingline Lender, as applicable~~ and any applicable Hedge Counterparty from the appropriate Collection Account on each Payment Date, monthly in arrears, in accordance with Sections 2.9(a)(1)(vi) and (vii) and Sections 2.9(b)(vi) and (vii).

Section 2.8. Interest Payments.

(a) Interest shall accrue on each Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, as applicable, during each Accrual Period at the applicable Interest Rate. The Borrower shall pay Interest on the unpaid principal amount of each Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, as applicable, for the period commencing on and including the Funding Date of such Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, as applicable, through but excluding the date that such Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, as applicable, shall be paid in full. Interest shall accrue during each Accrual Period and be payable on each Advance~~,~~ and each Swingline Advance ~~and each Alternative Currency Swingline Advance~~ on each Payment Date.

(b) The Deal Agent shall determine the Interest Rate and Interest (including unpaid Interest, if any, due and payable on a prior Payment Date) to be paid by the Borrower with respect to each Advance~~,~~ and each Swingline Advance ~~and each Alternative Currency Swingline Advance~~ on each Payment Date and shall advise each Lender Agent, the Swingline Lender~~, the Alternative Currency Swingline Lender~~ and the Servicer on behalf of the Borrower thereof five Business Days prior to each Payment Date.

(c) Anything in this Agreement or the other Transaction Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under this Agreement and the Transaction Documents exceeds the highest rate of interest permissible under Applicable Law (the “Maximum Lawful Rate”), then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Agreement and the Transaction Documents shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Agreement and the Transaction Documents is less than the Maximum Lawful Rate, such Person shall continue to pay interest under this Agreement and the Transaction Documents at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total interest that would have been received had Applicable Law not limited the interest rate payable under this Agreement and the Transaction Documents. In no event shall the total interest received by a Lender under this Agreement and the Transaction Documents exceed the amount that such Lender could lawfully have received, had the interest due under this Agreement and the Transaction Documents been calculated since the Closing Date at the Maximum Lawful Rate.

Section 2.9. Settlement Procedures.

(a)(1) During the Revolving Period. On each Payment Date during the Revolving Period, the Deal Agent shall pay to the following Persons, pursuant to the Monthly Report, from amounts transferred by the Collateral Custodian from each Collection Account to the corresponding Deal Agent’s Account, to the extent of Available Funds in such Collection Account and subject to Section 2.10(d), the following amounts in the following order of priority:

(i)	First, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs and any payments due in respect of the termination of any Hedge Transactions, owing to that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s), for the payment thereof;

(ii) Second, to the Servicer, to the extent of Collections received with respect to the specific Loans and Obligors for which such Servicer Advances were made, in an amount equal to any Unreimbursed Servicer Advances on such Loans, for the payment thereof;

(iii) Third, to the Servicer, in an amount equal to its accrued and unpaid Senior Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

(iv) Fourth, to the extent not paid by the Servicer, to the Backup Servicer, in an amount equal to any accrued and unpaid currently due Backup Servicer Fee, for the payment thereof;

(v) Fifth, to the extent not paid by the Servicer, to the Collateral Custodian in an amount equal to any accrued and unpaid currently due Collateral Custodian Fee, for the payment thereof;

(vi) Sixth, to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, pro rata in accordance with the amount of Advances outstanding~~,~~ and Swingline Advances outstanding ~~and Alternative Currency Swingline Advances outstanding~~ hereunder, in an amount equal to any accrued and unpaid Interest and Breakage Costs, for the payment thereof;

(vii) Seventh, to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, pro rata in accordance with the amount of Advances outstanding~~,~~ and Swingline Advances outstanding ~~and Alternative Currency Swingline Advances outstanding~~ hereunder, in an amount equal to any accrued and unpaid Program Fee and Facility Fee, for the payment thereof;

(viii) Eighth, to the Deal Agent, for the account of the applicable Affected Party, to be paid pro rata to such Affected Parties in accordance with the amount owed to such Person under this clause Eighth, in an amount equal to any unpaid Increased Costs, Taxes and any Other Costs, for the payment thereof;

(ix) Ninth, to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, if the Required Advance Reduction Amount is greater than zero, an amount necessary to reduce the Required Advance Reduction Amount to zero, pro rata in accordance with the amount of Advances Outstanding hereunder, for the payment thereof;

(x) Tenth, to the Deal Agent, the Swingline Lender, ~~the Alternative Currency Swingline Lender,~~ each Conduit Lender and each Institutional Lender, the Affected Parties and the Indemnified Parties, pro rata in accordance with the amount owed to such Person under this clause Tenth, all other amounts (other than Advances Outstanding) then due under this Agreement, for the payment thereof;

(xi) Eleventh, to the extent not paid by the Servicer, to the Backup Servicer, to the Collateral Custodian, and to any Successor Servicer, as applicable, pro rata in accordance with the amount owed to such Person under this clause Eleventh, in an amount equal to any accrued and unpaid Transition Costs, Backup Servicer Expenses, Collateral Custodian Expenses and Market Servicing Fee Differential, for the payment thereof;

(xii) Twelfth, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, to the extent not reimbursed pursuant to clause Second above, for the payment thereof; ~~and~~

(xiii) Thirteenth, to the Servicer, in an amount equal to its accrued and unpaid Subordinated Servicing Fees to the end of the preceding Collection Period, for the payment thereof; and

(xiv)~~(xiii) Thirteenth~~Fourteenth, at the option of the Borrower, to be invested in additional Eligible Loans that become part of the Collateral within two Business Days of such date or distributed to the Borrower;

(2) On the terms and conditions hereinafter set forth, from time to time during the Revolving Period, the Servicer may, on behalf of the Borrower, to the extent of any Principal Collections on deposit in any Collection Account, and subject to Section 2.10(d):

(i) request that the Collateral Custodian release such funds to the Servicer for the purpose of reinvesting in additional Eligible Loans, provided the following conditions are satisfied:

a. all conditions precedent set forth in Section 3.2(a) have been satisfied;

b. the Servicer provides same day written notice to the Deal Agent and Collateral Custodian by facsimile (to be received no later than 2:00 p.m. (Charlotte, North Carolina time) on such day) of such request and the amount thereof;

c. the notice required in clause (b) above shall be accompanied by a Borrower Notice in the form of Exhibit A-3 and a Borrowing Base Certificate and the same are executed by the Borrower and at least one Responsible Officer of the Servicer;

d. the Collateral Custodian provides to the Deal Agent by facsimile or email (to be received no later than 2:00 p.m. (Charlotte, North Carolina time) on that same date) a statement reflecting the total amount of Principal Collections on deposit on such day in such Collection Account; and

e. upon the satisfaction of the conditions set forth in clauses (a) through (d) above, and the Collateral Custodian’s confirmation of available funds, the Collateral Custodian shall release funds from such Collection Account to the Servicer in an amount not to exceed the lesser of (A) the amount requested by the Servicer and (B) the amount of Principal Collections on deposit in such Collection Account on such day; or

(ii) request that such funds be applied to make payments in respect of the Advances Outstanding at such time in accordance with and subject to the terms of Section 2.4(b), in which case the Collateral Custodian shall deposit such funds into the appropriate Deal Agent’s Account and the Deal Agent shall apply such funds in accordance with Section 2.4(b).

(b) During the Amortization Period. On each Payment Date during the Amortization Period, the Deal Agent shall pay to the following Persons, pursuant to the Monthly Report, from amounts transferred by the Collateral Custodian from each Collection Account to the corresponding Deal Agent’s Account, to the extent of Available Funds in such Collection Account and subject to Section 2.10(d), the following amounts in the following order of priority:

(i) First, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs and any payments due in respect of the termination of any Hedge Transactions owing to that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s), for the payment thereof;

(ii) Second, to the Servicer, to the extent of Collections received with respect to the specific Loans and Obligors for which such Servicer Advances were made, in an amount equal to any Unreimbursed Servicer Advances on such Loans, for the payment thereof;

(iii) Third, to the Servicer, in an amount equal to its accrued and unpaid Senior Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

(iv) Fourth, to the extent not paid by the Servicer, to the Backup Servicer, in an amount equal to any accrued and unpaid currently due Backup Servicer Fee, for the payment thereof;

(v) Fifth, to the extent not paid by the Servicer, to the Collateral Custodian in an amount equal to any accrued and unpaid currently due Collateral Custodian Fee, for the payment thereof;

(vi) Sixth, to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, pro rata in accordance with the amount of Advances outstanding~~,~~ and Swingline Advances outstanding ~~and Alternative Currency Swingline Advances outstanding~~ hereunder, in an amount equal to any accrued and unpaid Interest and Breakage Costs, for the payment thereof;

(vii) Seventh, to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, pro rata in accordance with the amount of Advances outstanding~~,~~ and Swingline Advances outstanding ~~and Alternative Currency Swingline Advances outstanding~~ hereunder, in an amount equal to any accrued and unpaid Program Fee and Facility Fee, for the payment thereof;

(viii) Eighth, to the Deal Agent and each Lender Agent, for the account of the applicable Affected Party, to be paid pro rata to such Affected Parties in accordance with the amount owed to such Person under this clause Eighth, in an amount equal to any unpaid Increased Costs, Taxes and any Other Costs, for the payment thereof;

(ix) Ninth, to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, pro rata in accordance with the amount of Advances outstanding~~,~~ and Swingline Advances outstanding ~~and Alternative Currency Swingline Advances outstanding~~ hereunder, for the account of the applicable Lender, in an amount necessary to reduce the Advances Outstanding and Obligations to zero, for the payment thereof;

(x) Tenth, to each Lender Agent, the Swingline Lender, ~~the Alternative Currency Swingline Lender,~~ the Lenders, the Affected Parties and the Indemnified Parties, pro rata in accordance with the amount owed to such Person under this clause Tenth, all other amounts (other than Advances Outstanding) then due under this Agreement, for the payment thereof;

(xi) Eleventh, to the extent not paid by the Servicer, to the Backup Servicer, to the Collateral Custodian, and to any Successor Servicer, as applicable, pro rata in accordance with the amount owed to such Person under this clause Eleventh, in an amount equal to any accrued and unpaid Transition Costs, Backup Servicer Expenses, Collateral Custodian Expenses and Market Servicing Fee Differential, for the payment thereof;

(xii) Twelfth, to the Servicer, in an amount equal to its accrued and unpaid Subordinated Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

(xiii) Thirteenth, to each Person entitled thereto, pro rata, an amount equal to all outstanding Obligations owed to such Person; and

(xiv)~~(xiii) Thirteenth~~Fourteenth, any remaining amounts shall be distributed to the Borrower.

Section 2.10. Collections and Allocations.

(a) The Borrower or the Servicer on behalf of the Borrower shall promptly (but in no event later than two Business Days after the receipt thereof) identify any Collections received by it as being Interest Collections or Principal Collections and deposit all such Interest Collections or Principal Collections received directly by it into the appropriate Collection Account. The Servicer on behalf of the Borrower shall make such deposits or payments on the date indicated by wire transfer, in immediately available funds.

(b) Until the occurrence of a Termination Event, to the extent there are uninvested amounts deposited in the U.S. Dollar Collection Account, all amounts shall be invested in Permitted Investments selected by the Servicer on behalf of the Borrower; from and after the occurrence of a Termination Event, to the extent there are uninvested amounts deposited in the U.S. Dollar Collection Account, all amounts may be invested in Permitted Investments selected by the Deal Agent that mature no later than the next Business Day. Any earnings (and losses) thereon shall be for the account of the Lenders. Uninvested amounts denominated in Alternative Currencies may not be invested in Permitted Investments.

(c) Notwithstanding anything to the contrary contained herein or in any other Transaction Document, all payments required to be made by the Borrower hereunder shall be made by the Borrower through the Servicer acting as its Paying Agent. In addition, the Borrower authorizes the Servicer to execute on the Borrower’s behalf, all Funding Requests, Swingline Funding Requests, ~~Alternative Currency Swingline Funding Requests,~~ notices given pursuant to Section 2.4 and each Borrower’s certification to be delivered pursuant to Section 3.2(b)(ii).

(d) The Servicer shall allocate and apply Collections in each Collection Account to the payment of amounts payable in the Currency deposited into such Collection Account. To the extent that aggregate amounts payable or to become payable in any Currency exceed the amount of Collections denominated in such Currency on deposit in the Collection Account for such Currency and available for such payment, and Collections denominated in any other Currency on deposit in the Collection Account for such Currency are available for such payment, then the Servicer shall allocate such other Collections to the payment of such amount, and on the Payment Date the Servicer shall cause such other Collections to be converted to the Currency of payment using the spot selling rate as of the related Determination Date, as determined by the Deal Agent, and shall apply the amounts so converted to the making of such payment.

Section 2.11. Payments, Computations, Etc.

(a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Servicer, on behalf of the Borrower, or which is deposited by the Collateral Custodian from the Collection Accounts shall be paid or deposited in accordance with the terms hereof no later than 10:00 a.m. (Charlotte, North Carolina time), or in the case of amounts to be deposited by the Collateral Custodian, 12:00 p.m. (noon) (Charlotte, North Carolina time) on the day when due in immediately available funds to the applicable Deal Agent’s Account. All amounts to be made available by any Lender, Lender Agent~~,~~ or the Swingline Lender ~~or the Alternative Currency Swingline Lender~~ to the Deal Agent in connection with the making of any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, whether in Dollars or in an Alternative Currency, shall be sent to the Deal Agent on the date when due in immediately available funds to an account designated by the Deal Agent to each such Lender, Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, which amounts, if in an Alternative Currency, shall be made available to the Deal Agent no later than 12:00 p.m. (noon) (Charlotte, North Carolina time) on the date when due. If, under any provisions of this Agreement, any Lender, Lender Agent~~,~~ or the Swingline Lender ~~or the Alternative Currency Swingline Lender~~ is owed any amount in respect of Breakage Costs, each such Lender shall send a statement to the Deal Agent listing each such amount. The Borrower shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at 2% per annum above the Base Rate, and in the case of any amounts not paid or deposited under any Hedging Agreement, interest at the “rate” specified in the applicable Hedging Agreement, in each case, payable on demand; provided, however, that such interest rate shall not at any time exceed the Maximum Lawful Rate. All computations of interest and all computations of the Interest Rate and other fees hereunder shall be made on the basis of a year of 360 (other than calculations with respect to the Base Rate and Advances ~~and Alternative Currency Swingline Advances~~ denominated in English Pounds Sterling which shall be based on a year consisting of 365 or 366 days, as applicable) days for the actual number of days (including the first but excluding the last day) elapsed.

(b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (except as provided in the definition of Accrual Period), and such extension of time shall in such case be included in the computation of payment of Interest, other interest or any fee payable hereunder, as the case may be.

(c) All payments hereunder shall be made without set-off or counterclaim and in such Currency and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement (after withholding for or on account of any Taxes). Promptly following the Collection Date, the Deal Agent, each Conduit Lender, each Institutional Lender~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~ shall mark the Notes “Paid” and return them to the Borrower.

(d) Except to the extent otherwise provided herein or in any other Transaction Document, all amounts owing under this Agreement or under any such other Transaction Document are payable in Dollars, except for the principal of, and Interest on, any Advance denominated in any Alternative Currency ~~or Alternative Currency Swingline Advance~~ and

Breakage Costs, Hedge Breakage Costs and Program Fees relating thereto, which are payable in such Alternative Currency. If the Borrower shall fail to pay any principal of, or any Interest on, any Advance~~, Swingline Advance or Alternative Currency~~ or Swingline Advance when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Advance~~, Swingline Advance or Alternative Currency~~ or Swingline Advance shall, if such Advance~~, Swingline Advance or Alternative Currency~~ or Swingline Advance is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, if such due date is a day other than the last day of the Accrual Period therefor, on the last day of such Accrual Period) in an amount equal to the Dollar Equivalent thereof using the spot selling rate as of the related Determination Date.

Section 2.12. [Reserved].

Section 2.13. Fees.

(a) The Borrower shall pay to each Lender Agent~~,~~ and the Swingline Lender ~~and the Alternative Currency Swingline Lender~~, to the extent of Available Funds, from the appropriate Collection Account on each Payment Date, monthly in arrears, in accordance with Section 2.9(a)(1)(vii) and Section 2.9(b)(vii), the Program Fee and Facility Fee.

(b) The Borrower shall pay to the Servicer, to the extent of Available Funds, from the U.S. Dollar Collection Account on each Payment Date, monthly in arrears, in accordance with Section 2.9(a)(1)(iii) and Section 2.9(b)(iii), the Senior Servicing Fee, and, as applicable to any Successor Servicer, the Market Servicing Fee Differential.

(c) The Borrower shall pay to the Servicer, to the extent of Available Funds, from the U.S. Dollar Collection Account on each Payment Date, monthly in arrears, in accordance with Section 2.9(a)(1)(xiii) and Section 2.9(b)(xii), the Subordinated Servicing Fee, and, as applicable to any Successor Servicer, the Market Servicing Fee Differential.

(d)~~(c)~~ The Backup Servicer shall be entitled to receive, to the extent of Available Funds, from the U.S. Dollar Collection Account on each Payment Date, monthly in arrears, in accordance with Section 2.9(a)(1)(iv) and Section 2.9(b)(iv), the Backup Servicer Fee.

(e)~~(d)~~ The Collateral Custodian shall be entitled to receive, to the extent of Available Funds, from the U.S. Dollar Collection Account on each Payment Date, monthly in arrears, in accordance with Section 2.9(a)(1)(v) and Section 2.9(b)(v), the Collateral Custodian Fee.

(f)~~(e)~~ The Borrower shall pay to Dechert LLP, as counsel to the Deal Agent and the Lenders, in accordance with Section 12.9, (i) on the ~~Closing~~Sixth Amendment Effective Date, the estimated legal fees and itemized out-of-pocket expenses of such counsel as of such date, and (ii) all additional reasonable fees and out-of-pocket expenses of such counsel within 30 Business Days after receiving an invoice for such amounts; provided, however, that all such fees shall be broken down by time and hourly rates and not value billed.

(g)~~(f)~~ To the extent amounts in any Collection Account are not sufficient to pay the amounts to be paid under clauses (a) through (d) of this Section 2.13, amounts in the other Collection Accounts may be applied to pay such amounts in accordance with Section 2.10(d).

Section 2.14. Increased Costs; Capital Adequacy; Illegality.

(a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or regulation or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), (A) shall subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to an Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Federal Reserve Board, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting an Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ or a Lender’s rights hereunder (or of maintaining a Lender’s obligation to make any such Advance~~, Swingline Advance or Alternative Currency~~ or Swingline Advance, as applicable), the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

(b) If either (i) the introduction of or any change in or in the interpretation of any Applicable Law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any Applicable Law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party or any Lender’s holding company as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party or such Lender’s holding company could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party or such Lender’s holding company with respect to capital adequacy) by an amount deemed by such Affected Party or such Lender’s holding company to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party or the Lender with respect to such holding company such additional amount or amounts as will compensate such Affected Party for such reduction. For avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute an adoption, change, request or directive subject to this Section 2.14(b).

(c) If as a result of any event or circumstance similar to those described in Sections 2.14(a) and (b), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances~~,~~ or Swingline Advances ~~or Alternative Currency Swingline Advances~~ hereunder, then within ten days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any such amounts paid by it.

(d) In determining any amount provided for in this Section 2.14, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall calculate in reasonable detail any such charges and shall be conclusive absent demonstrable error.

(e) If a Lender~~,~~ or the Swingline Lender ~~or the Alternative Currency Swingline Lender~~ shall notify the Deal Agent that a Eurocurrency Disruption Event as described in clause (a) of the definition of “Eurocurrency Disruption Event” has occurred, the Deal Agent shall in turn so notify the Borrower, whereupon all Advances in respect of which Interest accrues at the LIBOR Rate and Swingline Advances in respect of which Interest accrues at the LIBOR Market Index Rate or Adjusted Eurocurrency Rate, as applicable, shall immediately be converted into Advances outstanding and Swingline Advances outstanding in respect of which Interest accrues at the Base Rate.

(f) Failure or delay on the part of any Affected Party to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Affected Party’s right to demand such compensation.

Section 2.15. Taxes.

(a) All payments made by the Borrower in respect of any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ and all payments made by the Borrower or the Servicer on behalf of the Borrower under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by law. In such event, the Borrower shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld and the amount payable to the Deal Agent and each other Secured Party (as the case may be) will be increased (such increase, the “Additional Amount”) such that every net payment made under this Agreement after deduction or withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to, and the term “Additional Amount” shall be deemed not to include, net income or franchise taxes imposed on the Deal Agent or another Secured Party, respectively, with respect to payments required to be made by the Borrower or Servicer on behalf of the Borrower under this Agreement, by a taxing jurisdiction in which such Secured Party or the Deal Agent is organized, conducts business or is paying taxes as of the Closing Date (as the case may be). If the Deal Agent or another Secured Party pays any Taxes in respect of which the Borrower is obligated to pay Additional Amounts under this Section 2.15(a), the Borrower shall promptly reimburse such Secured Party or the Deal Agent, as applicable, in full.

(b) The Borrower will indemnify the Deal Agent and each other Secured Party for the full amount of Taxes in respect of which the Borrower is required to pay Additional Amounts (including, without limitation, any Taxes imposed by any jurisdiction on such Additional Amounts) paid by the Deal Agent or such other Secured Party (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that the Deal Agent or such other Secured Party, as appropriate, making a demand for indemnity payment, shall provide the Borrower, at its address set forth on Annex A hereto, with a certificate from the relevant taxing authority or from a Responsible Officer of the Deal Agent or such other Secured Party stating or otherwise evidencing that the Deal Agent or such other Secured Party has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Deal Agent or such other Secured Party (as the case may be) makes written demand therefor.

(c) Within 30 days after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to the Deal Agent, at its address set forth on Annex A hereto, appropriate evidence of payment thereof.

(d) If a Lender is not created or organized under the laws of the United States or a political subdivision thereof, such Lender shall, to the extent that it may then do so under Applicable Laws, deliver to the Borrower with a copy to the Deal Agent (i) within 15 days after the date hereof, or, if later, the date on which such Lender becomes a Lender hereunder two (or such other number as may from time to time be prescribed by Applicable Laws) duly completed copies of IRS Form W-8ECI or Form W-8BEN (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Laws), as appropriate, to permit the Borrower to make payments hereunder for the account of such Lender, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.15(d), two ~~copies~~ (or such other number as may from time to time be prescribed by Applicable Laws) duly completed copies of such additional, amended or successor forms, certificates or statements as may be required under Applicable Laws to permit the Borrower to make payments hereunder for the account of such Lender, without deduction or withholding of United States federal income or similar Taxes.

(e) For any period with respect to which a Lender or the Deal Agent has failed to provide the Borrower with the appropriate form, certificate or statement described in Section 2.15(d) (other than if such failure is due to a change in law occurring after the date of this Agreement), the Deal Agent or such Lender, as the case may be, shall not be entitled to indemnification under clauses (a) or (b) of this Section 2.15 with respect to any Taxes.

(f) Within 30 days of the written request of the Borrower therefor, the Deal Agent and the Lenders, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents that can be furnished consistent with the facts and that are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however, that the Deal Agent and the Lenders shall not be required to deliver such certificates forms or other documents if in their respective sole discretion it is determined that the delivery of such certificate, form or other document would have a material adverse effect on the Deal Agent or Lenders; provided further, that the Borrower shall reimburse the Deal Agent or the Lenders for any reasonable expenses incurred in the delivery of such certificate, form or other document.

(g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances~~,~~ or Swingline Advances ~~or Alternative Currency Swingline Advances~~ hereunder, the Lenders are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this Section 2.15, then within ten days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them.

Section 2.16. Assignment of the Purchase Agreement.

The Borrower hereby assigns to the Deal Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower’s right, and title and interest in and to (but none of its obligations under) the Purchase Agreement. In furtherance and not in limitation of the foregoing, the Borrower hereby assigns to the Deal Agent for the benefit of the Secured Parties, its right to Indemnification under Section 10.18(c) of the Purchase Agreement. The Borrower confirms that following a Termination Event the Deal Agent shall have the sole right to enforce the Borrower’s rights and remedies under the Purchase Agreement for the benefit of the Secured Parties, but without any obligation on the part of the Deal Agent, the Secured Parties or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Purchase Agreement. The Borrower further confirms and agrees that such assignment to the Deal Agent shall terminate upon the Collection Date; provided, however, that the rights of the Deal Agent and the Secured Parties pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Purchase Agreement, which rights and remedies survive the termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.

Section 2.17. Lien Release Dividend.

(a) Notwithstanding any provision contained in this Agreement to the contrary, provided there is not then existing an Unmatured Termination Event, a Termination Event or a Servicer Termination Event, on a Lien Release Dividend Date, the Borrower may dividend to the Originator a portion of the Transferred Loans or portions thereof (each, a “Lien Release Dividend”), subject to the following terms and conditions:

(i) Except as set forth in clause (ix), the Borrower and the Originator shall have given the Deal Agent at least two Business Days’ prior written notice of their intent to effectuate a Lien Release Dividend, unless such notice is waived by the Deal Agent;

(ii) Any Lien Release Dividend shall only be in connection with a Permitted Transfer; provided, that, with respect to any Lien Release Dividend relating to a Permitted Transfer of the type set forth in clause (b) of the definition thereof, the requirements set forth in clause (ix) shall apply in addition to all of the other provisions of this Section 2.17;

(iii) After giving effect to the Lien Release Dividend on the Lien Release Dividend Date, (A) the Availability is greater than or equal to $0, (B) the representations and warranties contained in Sections 4.1 and 4.2 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date, (C) the eligibility of any Transferred Loan remaining as part of the Collateral after the Lien Release Dividend will be redetermined as of the Lien Release Dividend Date, (D) the Concentration Limits will be redetermined as of the Lien Release Dividend Date, (E) neither an Unmatured Termination Event, a Termination Event nor a Servicer Termination Event shall have resulted, (F) the amount of all Advances Outstanding in Alternative Currencies shall not exceed the Alternative Currency Sub-Limit, (G) no claim has been asserted or proceeding commenced challenging the enforceability or validity of any of the Loan Documents, (H) there shall have been no Material Adverse Change as to the Servicer or the Borrower, and (I) the Weighted Average Life ~~of the Transferred Loans included in the Collateral (weighted based on Outstanding Loan Balances) will not exceed eight years~~will not exceed the greater of (a) seven years or (b) the Weighted Average Life as of the most recently reported Measurement Date;

(iv) Such Lien Release Dividend must be in compliance with Applicable Law and may not (A) be made with the intent to hinder, delay or defraud any creditor of the Borrower or (B) leave the Borrower, immediately after giving effect to the Lien Release Dividend, (i) insolvent, (ii) with insufficient funds to pay its obligations as and when they become due or (iii) with inadequate capital for its present and anticipated business and transactions;

(v) On or prior to the Lien Release Dividend Date, the Borrower shall have (A) delivered to the Deal Agent a list specifying all Transferred Loans or portions thereof to be transferred pursuant to such Lien Release Dividend and the Deal Agent shall have approved same in its sole discretion and (B) obtained all authorizations, consents and approvals required to effectuate the Lien Release Dividend;

(vi) A portion of a Transferred Loan may be transferred pursuant to a Lien Release Dividend provided that (A) such transfer does not have an adverse effect on the portion of such Transferred Loan remaining as a part of the Collateral, any other Collateral, the Lenders, the Deal Agent or the other Secured Parties, (B) the Loan Documents for such portion of the Transferred Loan remaining as a part of the Collateral have been amended to contain customary pro rata sharing, intercreditor and, if applicable, subordination provisions and (C) a new promissory note (other than with respect to a Noteless Loan) for the portion of the Transferred Loan remaining as a part of the Collateral has been executed, and the original thereof has been endorsed to the Deal Agent and delivered to the Collateral Custodian;

(vii) The Borrower shall deliver a Borrowing Base Certificate (including a calculation of the Borrowing Base after giving effect to such Lien Release Dividend) to the Deal Agent;

(viii) The Borrower shall have paid in full an aggregate amount equal to the sum of all amounts due and owing to the Deal Agent, the Lenders and any Hedge Counterparty, as applicable, under this Agreement and the other Transaction Documents, to the extent accrued to such date (including, without limitation, Breakage Costs and Hedge Breakage Costs) with respect to the Transferred Loans to be transferred pursuant to such Lien Release Dividend and incurred in connection with the transfer of such Transferred Loans pursuant to such Lien Release Dividend and the termination of any Hedge Transactions that may be required to be terminated, in whole or in part, in connection therewith and, with respect to Transferred Loans denominated in an Alternative Currency, instructions regarding which Alternative Rate contracts will be terminated in respect of such Lien Release Dividend; and

(ix) Any Lien Release Dividend relating to a Permitted Transfer of the type set forth in clause (b) of the definition of Permitted Transfer shall be subject to the following additional conditions:

(A) the Borrower and the Originator shall have given the Deal Agent and each Lender at least five Business Days’ prior written notice requesting that the Lenders consent to the effectuation of a Lien Release Dividend for such a Permitted Transfer, in the form of Exhibit R hereto (a “Notice and Request for Consent”);

(B) the Deal Agent shall have received executed responses to the Notice and Request for Consent indicating that the Required Lenders have consented to the requested Permitted Transfer no later than one Business Day prior to the Lien Release Dividend Date requested by the Borrower and the Originator, which consent shall be given in the sole and absolute discretion of each Lender;

(C) if a Lender shall not have responded to the Notice and Request for Consent by 11:00 A.M. on the day that is one Business Day prior to the proposed Lien Release Dividend Date, such Lender shall be deemed not to have given its consent;

(D) ~~on any Lien Release Dividend Date no more than four Lien Release Dividends for such Permitted Transfers shall have been made during the 12 month period immediately preceding the proposed Lien Release Dividend Date; and~~[Reserved]; and

(E) with respect to any Lien Release Dividend relating to such a Permitted Transfer, the sum of the Outstanding Loan Balances of all Transferred Loans ~~which~~that were Defaulted Loans, Charged-Off Loans or Loans subject to a Warranty Event which were (x) included in Lien Release Dividends for all such Permitted Transfers or (y) replaced by the Borrower pursuant to Section 2.19, in each case during the 12~~-~~ month period immediately preceding the proposed Lien Release Dividend Date for such Permitted Transfer, does not exceed 10% of the highest Aggregate Outstanding Loan Balance of any month during such 12-month period~~.~~; provided, that, such sum shall be deemed to be equal to 0% as of the Sixth Amendment Effective Date.

(b) In connection with the Lien Release Dividend, there shall be sold and assigned to the Borrower, without recourse, representation or warranty, all of the right, title and interest of the Deal Agent, on behalf of the Secured Parties, in, to and under the Transferred Loans or portions thereof so transferred (together with any related Collateral (provided that in the case of a transfer of a portion of a Transferred Loan, a pro rata interest in the Related Property and other related Collateral shall be released)) and such Transferred Loans or portions thereof so transferred (together with any related Collateral (provided that in the case of a transfer of a portion of a Transferred Loan, a pro rata interest in the Related Property and other related Collateral shall be released)) shall be released from the Lien of this Agreement (subject to the requirements of Section 2.17(a)(iii) above).

(c) The Borrower hereby agrees to pay the reasonable legal fees and expenses of the Deal Agent and the other Secured Parties in connection with any Lien Release Dividend (including, but not limited to, expenses incurred in connection with the release of the Lien of the Deal Agent, on behalf of the Secured Parties, and any other party having an interest in the Transferred Loans in connection with such Lien Release Dividend).

(d) In connection with any Lien Release Dividend, on the related Lien Release Dividend Date, the Deal Agent, on behalf of the Secured Parties, shall, at the expense of the Borrower (1) execute such instruments of release with respect to the Transferred Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Transferred Loans but not portions thereof, any related Collateral), in recordable form if necessary, in favor of the Borrower as the Borrower may reasonably request, (2) deliver any portion of the Transferred Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Transferred Loans but not portions thereof, any related Collateral) in its possession to the Borrower and (3) otherwise take such actions, and cause or permit the Collateral Custodian to take such actions, as are necessary and appropriate to release the Lien of the Deal Agent on behalf of the Secured Parties on the Transferred Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Transferred Loans but not portions thereof, any related Collateral) and release and deliver to the Borrower such Transferred Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Transferred Loans but not portions thereof, any related Collateral).

Section 2.18. Appointment of Registrar and Duties.

(a) Wachovia is hereby appointed to act as Registrar under this Agreement and hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth in the Agreement.

(b) As long as any Advances~~,~~ or Swingline Advances ~~or Alternative Currency Swingline Advances~~ remain outstanding under the Notes, the Borrower shall maintain a Registrar therefor.

(c) The Borrower shall cause to be kept a register (the “Note Register”) that contains an accurate and complete list of those Persons who from time to time shall be holders of the Structured Notes. The Note Register shall be maintained by the Registrar, and so long as Wachovia is the Registrar, the Registrar may not be removed by the Borrower. Upon the resignation of any Registrar, the Borrower shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Registrar. So long as Wachovia is the Registrar, the Note Register shall be kept at One Wachovia Center, Mail Code: NC~~0600,~~0602, Charlotte, North Carolina 28288.

(d) Upon the resignation of Wachovia as Registrar, the Borrower will give the Deal Agent prompt written notice of the appointment of a successor Registrar and of the location, and any change in the location, of the Note Register, and the Deal Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Deal Agent shall have the right to rely upon a certificate executed on behalf of the Registrar by a Responsible Officer thereof as to the names and addresses of the holder(s) of the Notes and the principal amounts and the amounts and number of such Notes.

Section 2.19. Substitution of Loans; Repurchase or Substitutions of Ineligible Loans.

(a) Substitution of Loans. On any day prior to the occurrence of a Termination Event (and after the Termination Date at the discretion of the Required Lenders), the Borrower may, subject to the conditions set forth in this Section 2.19 and subject to the other restrictions contained herein, replace any Transferred Loan with one or more Eligible Loans (each, a “Substitute Loan”), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

(i) the Borrower has recommended to the Deal Agent (with a copy to the Collateral Custodian) in writing that the Transferred Loan to be replaced should be replaced (each a “Replaced Loan”);

(ii) each Substitute Loan is an Eligible Loan on the date of substitution;

(iii) the aggregate Outstanding Loan Balance of such Substitute Loans shall be equal to or greater than the aggregate Outstanding Loan Balance of the Replaced Loans;

(iv) all representations and warranties of the Borrower contained in Sections 4.1 and 4.2 shall be true and correct as of the date of substitution of any such Substitute Loan;

(v) the substitution of any Substitute Loan does not cause a Termination Event or Unmatured Termination Event to occur;

(vi) as of ~~any~~the date of ~~determination~~substitution, the sum of the Outstanding Loan Balances of all Substitute Loans does not exceed 20% of the highest Aggregate Outstanding Loan Balance of any month during the 12 month period immediately preceding such date of ~~determination~~substitution; provided, that, such sum shall be deemed to be equal to 0% as of the Sixth Amendment Effective Date;

(vii) as of ~~any~~the date of ~~determination~~substitution, the sum of the Outstanding Loan Balances of all Substitute Loans substituted for Defaulted Loans, Charged-Off Loans and Loans subject to a Warranty Event shall not exceed 10% of the highest Aggregate Outstanding Loan Balance of any month during the 12 month period immediately preceding such date of ~~determination~~substitution; provided, that, such sum shall be deemed to be equal to 0% as of the Sixth Amendment Effective Date;

(viii) [~~reserved];~~Reserved];

(ix) as of the date of substitution, the Weighted Average Life ~~of all Loans included in the Collateral (weighted by Outstanding Loan Balances (excluding ACAS Business Loan Trust Securities)~~(after giving effect to the inclusion of such Substitute Loan) does not ~~increase by more than 0.25~~exceed seven years;

(x) no adverse selection procedures shall have been employed in the selection of such Substitute Loan from the Originator’s portfolio;

(xi) all actions or additional actions (if any) necessary to (a) with respect to Substitute Loans denominated in Dollars, perfect the security interest and assignment of such Substitute Loan and related Collateral to the Borrower and the Deal Agent and (b) with respect to Substitute Loans denominated in an Alternative Currency, grant a valid and effective security interest in such Substitute Loan and related Collateral (subject to any filing, registration or notarization (including registration of a debenture necessary to perfect such security interest and make such security interest enforceable and effective)) and assignment of such Substitute Loan and related Collateral to the Borrower and the Deal Agent, shall have been taken as of or prior to the Substitution Date;

(xii) the Eligible Risk Rating of the Obligor relating to the Substitute Loan is equal to or better than that of the Obligor relating to the Replaced Loan;

(xiii) the Loan Rate on the Substitute Loan is not less than the Loan Rate on the Loan to be replaced and reconveyed to the Originator in exchange for such Substitute Loan;

(xiv) the total interest rate (inclusive of any deferred interest component) of the Substitute Loan is greater than or equal to the total interest rate on the Loan to be replaced and reconveyed to the Originator in exchange for such Substitute Loan; and

(xv) the Borrower shall deliver to the Deal Agent on the date of such substitution (i) a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date and (ii) a Borrowing Base Certificate (including a calculation of Borrowing Base after giving effect to such substitution).

In addition, the Borrower shall in connection with such substitution deliver to the Collateral Custodian the related Loan Documents and shall pay to the Deal Agent, for the account of each Conduit Lender, each Institutional Lender and each Hedge Counterparty, as applicable, all Breakage Costs or Hedge Breakage Costs, if any, incurred in connection with the substitution of such Loan pursuant to this Section 2.19 and the termination of any Hedge Transactions, in whole or in part, in connection therewith. In connection with any such substitution, the Deal Agent, as agent for the Secured Parties, shall, automatically and without further action (unless otherwise necessary or requested by the Borrower or the Servicer), be deemed to transfer to the Borrower, free and clear of any Lien created by the Deal Agent, all of the right, title and interest of the Deal Agent, as agent for the Secured Parties, in, to and under such Replaced Loan, but without any representation and warranty of any kind, express or implied.

(b) Repurchase or Substitution of Ineligible Loans.

(i) In the event of a breach of any representation or warranty set forth in Section 4.2 with respect to a Transferred Loan, Related Property and other related Collateral (each such Loan, Related Property and other related Collateral, an “Ineligible Loan”), no later than 30 days after the earlier of (x) knowledge of such breach on the part of the Borrower and (y) receipt by the Borrower of written notice thereof given by the Deal Agent, the Borrower shall either (1) repay Advances Outstanding in an amount equal to the aggregate Retransfer Price of such Ineligible Loan(s) to which such breach relates on the terms and conditions set forth below, or (2) substitute for such Ineligible Loan a Substitute Loan; provided, however, that no such repayment shall be required to be made with respect to such Ineligible Loan (and such Loan shall cease to be an Ineligible Loan) if, on or before the expiration of such 30 day period, the representations and warranties in Section 4.2 with respect to such Ineligible Loan shall be made true and correct in all material respects with respect to such Ineligible Loan as if such Ineligible Loan had become part of the Collateral on such day. Notwithstanding anything contained in this Section 2.19(b) to the contrary, in the event of a breach of any representation and warranty set forth in Section 4.2 with respect to each Transferred Loan, Related Property and other related Collateral having been (A) granted to the Deal Agent, on behalf of the Secured Parties, free and clear of any Lien of any Person claiming through or under the Borrower and its Affiliates and (B) in compliance, in all material respects, with all requirements of laws applicable to the Borrower, immediately upon the earlier to occur of the discovery of such breach by the Borrower or receipt by the Borrower of written notice of such breach given by the Deal Agent, the Borrower shall repay Advances Outstanding (and, with respect to Advances Outstanding in an Alternative Currency bearing interest at the Alternative Rate, instructions regarding which Alternative Rate contracts will be terminated in respect of such repayment) in an amount equal to the sum of (I) the aggregate Outstanding Loan Balance of such Ineligible Loan(s), (II) any outstanding Servicer Advances thereon, (III) all Hedge Breakage Costs owed to any relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedge Agreement and (IV) any Breakage Costs incurred in connection with the retransfer of such Loan pursuant to this Section 2.19(b) and the termination of any Hedge Transactions in whole or in part in connection therewith, (collectively, the “Retransfer Price”), and the Deal Agent on behalf of the Secured Parties shall release to Borrower any such Ineligible Loan(s) and relinquish any Lien created pursuant to this Agreement or otherwise, and the Secured Parties shall, in connection with such conveyance and without further action, be deemed to represent and warrant that they have the corporate authority and has taken all necessary corporate action to accomplish such release, but without any other representation or warranty, express or implied. In the foregoing instances, the Borrower shall make such repayment and on and after the date of such repayment, each Ineligible Loan so repaid shall not be included in the Collateral. In consideration of any such release by the Secured Parties, the Borrower shall, on the date of such repayment, remit to the Deal Agent, on behalf of the Secured Parties, in immediately available funds an amount equal to the Retransfer Price therefor. Upon each such repayment, the Deal Agent, on behalf of the Secured Parties, shall automatically and without further action be deemed to release to the Borrower all the right, title and interest of the Secured Parties in, to and under such Ineligible Loan(s) and all monies due or to become due with respect thereto, all proceeds thereof and all rights to security for any such Ineligible Loan, and all proceeds and products of the foregoing. The Deal Agent shall, at the sole expense of the Borrower, execute such documents and instruments of transfer as may be prepared by the Borrower and take such other actions as shall reasonably be requested by the Borrower to effect the transfer of such Ineligible Loan pursuant to this Section 2.19(b).

(ii) The Borrower hereby agrees that (x) if any real property collateral securing any Transferred Loan becomes the subject of any claims, proceedings, Liens or encumbrances with respect to any material violation or claimed material violation of any federal or state environmental laws or regulations or (y) in the event of a breach of the representation and warranty in Section 4.1(ee), such Transferred Loan shall for all purposes hereunder be, at and following the time of discovery by the Servicer of such fact, the Borrower, the Deal Agent or any other Secured Party, deemed an Ineligible Loan and the Borrower shall either repay Advances Outstanding in an amount equal to the aggregate Retransfer Price of such Ineligible Loan or substitute for such Ineligible Loan a Substitute Loan. Such Ineligible Loan shall otherwise be treated in accordance with Section 2.19(b) and shall be subject to the same remedial and recourse provisions hereunder as other Transferred Loans determined to be Ineligible Loans hereunder.

(c) If any Transferred Loan is replaced by one or more Substitute Loans pursuant to Section 2.19(a), such Substitute Loans shall be denominated in the same Currency as the Replaced Loan. If any Advance Outstanding required to be repaid pursuant to Section 2.19(b) is in an Alternative Currency, such Advance Outstanding shall be repaid in the same Alternative Currency. If any Ineligible Loan is replaced with one or more Substitute Loans pursuant to Section 2.19(b), such Substitute Loans shall be denominated in the same Currency as the Ineligible Loan.

Section 2.20. Non-Receipt of Funds by the Deal Agent.

(a) Except as provided in Section 2.20(c), unless the Deal Agent shall have been notified in writing by a Lender prior to the date an Advance is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Advance available to the Deal Agent, the Deal Agent may assume that such Lender has made such proceeds available to the Deal Agent on such date, and the Deal Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Deal Agent, the Deal Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Deal Agent’s demand therefor, the Deal Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Deal Agent. The Deal Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Deal Agent to the Borrower to the date such corresponding amount is recovered by the Deal Agent at a per annum rate equal to (i) from the Borrower at the Interest Rate applicable to the Advance requested pursuant to the related Funding Request and (ii) from a Lender at the Federal Funds Rate.

(b) A certificate of the Deal Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.20 shall be conclusive in the absence of manifest error.

(c) On the date of any borrowing of an Advance in an Alternative Currency, the Deal Agent shall make available to the Borrower the proceeds of such borrowing only upon actual receipt by the Deal Agent from each Lender of such Lender’s pro rata portion of such borrowing in such Alternative Currency.

ARTICLE III

CLOSING; CONDITIONS OF CLOSING AND ADVANCES

Section 3.1. Conditions to Closing and Initial Advances.

No Lender shall be obligated to make any Advance~~,~~ or any Swingline Advance ~~or any Alternative Currency Swingline Advance~~ hereunder on the occasion of the Initial Advance, nor shall any Lender, the Deal Agent, the Backup Servicer or the Collateral Custodian be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Deal Agent:

(a) This Agreement and all other Transaction Documents or counterparts hereof or thereof shall have been duly executed by, and delivered to, the parties hereto and thereto and the Deal Agent shall have received such other documents, instruments, agreements and legal opinions as the Deal Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents, attached hereto as Schedule I, as due on the Closing Date, each in form and substance satisfactory to the Deal Agent and each Lender Agent.

(b) The Deal Agent shall have received (i) satisfactory evidence that the Originator, the Borrower and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, and have all authority necessary to the execution, delivery and performance of this Agreement and other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer’s Certificate from each of the Borrower and the Servicer in form and substance satisfactory to the Deal Agent and each Lender Agent affirming that no such consents or approvals are required.

(c) The Borrower and the Servicer shall each be in compliance in all material respects with all Applicable Laws.

(d) The Borrower shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Global Fee Letter to be paid as of such date, and shall have reimbursed each Lender and the Deal Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including the legal and other document preparation costs incurred by any Lender and the Deal Agent.

Section 3.2. Conditions Precedent to All Advances~~,~~ and Swingline Advances ~~and Alternative Currency Swingline Advances~~.

Each Advance (including the Initial Advance), each Swingline Advance~~, each Alternative Currency Swingline Advance~~ and each reinvestment of Available Funds made pursuant to Section 2.9(a)(1)(~~xiii~~xiv) or Section 2.9(a)(2) shall be subject to the further conditions precedent that:

(a) On the related Funding Date or date of reinvestment, the Borrower and the Servicer shall have certified in the related Borrower Notice that all conditions precedent to the requested Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ have been satisfied and they shall thereby be deemed to have certified that:

(i) the representations and warranties set forth in Sections 4.1, 4.2 and 7.8 are true and correct in all material respects on and as of such date, before and after giving effect to such borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

(ii) no event has occurred, or would result from such Advance, such Swingline Advance~~, such Alternative Currency Swingline Advance~~ or from the application of the proceeds therefrom, that constitutes a Termination Event or Unmatured Termination Event;

(iii) [Reserved];

(iv) ~~no event has occurred that constitutes a Servicer Termination Event;~~[Reserved];

(b)(i) with respect to the initial Funding Date, the Deal Agent and each Lender Agent shall have received all Transaction Documents listed on the Schedule of Documents, attached hereto as Schedule I, as due on the initial Funding Date, or counterparts thereof, each of which has been duly executed by, and delivered to, the parties hereto and each shall be in form and substance satisfactory to the Deal Agent and each Lender Agent and (ii) on any date on which Available Funds are reinvested pursuant to Section 2.9(a)(1)(~~xiii~~xiv) or Section 2.9(a)(2), the Deal Agent shall have received a certification in the form of Exhibit N;

(c) the Termination Date shall not have occurred;

(d)(i) in the case of each Advance in Dollars, on and as of the applicable Funding Date, before and after giving effect to such Advance and to the application of proceeds therefrom, (A) the Availability is greater than $0 and (B) the amount of all Advances Outstanding does not exceed the aggregate Commitments then in effect;

(ii) in the case of an Advance in an Alternative Currency, on and as of the applicable Funding Date, before and after giving effect to such Advance and to the application of the proceeds therefrom, the amount of all Advances Outstanding in Alternative Currencies shall not exceed (A) the Alternative Currency Sub-Limit then in effect, (B) such Lender’s Pro-Rata Share of the Alternative Currency Sub-Limit or (C) the Availability on such Funding Date;

(iii) in the case of each Swingline Advance, on and as of the applicable Funding Date, before and after giving effect to such Swingline Advance and to the application of proceeds therefrom, such Swingline Advance does not exceed (A) the aggregate unused Commitments then in effect, (B) the Swingline Lender’s unused Swingline Commitment then in effect or (C) the Availability on such Funding Date;

(iv) ~~in the case of an Alternative Currency Swingline Advance, on and as of the applicable Funding Date, before and after giving effect to such Alternative Currency Swingline Advance, the amount of all Alternative Currency Swingline Advances shall not exceed (A) the unused Alternative Currency Swingline Amount then in effect, (B) the unused Alternative Currency Sub-Limit then in effect or (C) the Availability on such Funding Date.~~[Reserved].

(e) in the case of each Advance~~,~~ and Swingline Advance ~~and Alternative Currency Swingline Advance~~, each Loan submitted by the Borrower for funding on the related Funding Date or date of reinvestment of Available Funds pursuant to Section 2.9(a)(1)(~~xiii~~xiv) or Section 2.9(a)(2) is an Eligible Loan;

(f) with respect to each Pre-Positioned Loan that is funded with the proceeds of such Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, the Deal Agent, each Lender Agent and, as applicable, the Swingline Lender ~~or Alternative Currency Swingline Lender~~, and the Collateral Custodian shall have received a faxed copy of the executed Underlying Note (other than in the case of a Noteless Loan), and the Certificate of Borrower in the form of Exhibit I, and, if requested in writing by the Deal Agent, the Deal Agent shall have received a copy of the investment committee report and summary for each such Pre-Positioned Loan.

(g) no claim has been asserted or proceeding commenced challenging enforceability or validity of any of the Loan Documents, excluding any instruments, certificates or other documents relating to Loans that were funded with the proceeds of prior Advances~~,~~ and Swingline Advances ~~and Alternative Currency Swingline Advances~~;

(h) there shall have been no Material Adverse Change as to the Servicer or as to the Borrower since the preceding Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, as applicable;

(i) the Servicer and Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents, and instruments to the Secured Parties and the Deal Agent as each may reasonably request;

(j) after giving effect to the applicable Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ or reinvestment of Available Funds, the Weighted Average Life ~~of the Transferred Loans included in the Collateral (weighted based on Outstanding Loan Balances)~~ will not exceed ~~eight~~seven years;

(k) [~~reserved~~Reserved]; and

(l) in the case of any Advance in an Alternative Currency ~~or Alterative Currency Swingline Advance~~, the proceeds of any such Advance ~~or Alternative Currency Swingline Advance~~ shall be used by the Borrower solely to acquire Loans under the Purchase Agreement which are denominated in the same Alternative Currency.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Borrower.

The Borrower represents and warrants as follows:

(a) Organization and Good Standing; Power and Authority. The Borrower is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and has full trust power, authority and legal right to own or lease its properties and conduct its business as such business is presently conducted and to enter into and perform its obligations under this Agreement each other Transaction Document to which it is a party.

(b) Due Qualification. The Borrower is duly qualified to do business and is in good standing as a statutory trust, and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which the nature of its business requires it to be so qualified.

(c) Due Authorization. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party and the consummation of the transactions provided for herein and therein have been duly authorized by the Borrower by all necessary trust action on the part of the Borrower.

(d) No Conflict. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party, the performance by the Borrower of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or result in any breach of any of the material terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, the Borrower’s trust agreement or any Contractual Obligation of the Borrower.

(e) No Violation. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Applicable Law.

(f) No Proceedings. Except as previously disclosed to the Deal Agent and each Lender Agent in writing, there are no proceedings or investigations (formal or informal) pending or, to the best knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of this Agreement or any Transaction Document to which the Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Transaction Document to which the Borrower is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Borrower of this Agreement and any Transaction Document to which the Borrower is a party, have been obtained.

(h) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any “bulk sales” law by Borrower.

(i) Solvency. The transactions contemplated under this Agreement and each Transaction Document to which the Borrower is a party do not and will not render the Borrower not Solvent.

(j) Selection Procedures. No procedures believed by the Borrower to be materially adverse to the interests of the Secured Parties were utilized by the Borrower in identifying and/or selecting the Loans that are part of the Collateral.

(k) Taxes. The Borrower has filed or caused to be filed all Tax returns required to be filed by it. The Borrower has paid all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no Tax lien has been filed and, to the Borrower’s knowledge, no claim is being asserted, with respect to any such Tax or other assessment.

(l) Agreements Enforceable. This Agreement and each Transaction Document to which the Borrower is a party constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(m) ~~[Reserved].~~Full Disclosure. No information delivered by or on behalf of the Borrower or any of their respective officers to any of the Secured Parties in connection with this Agreement was false or incorrect in any material respect when delivered in writing.

(n) Reports Accurate. All Monthly Reports (if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Deal Agent or any Lender in connection with this Agreement are true, complete and accurate.

(o) Location of Offices. The Borrower’s name is “ACS Funding Trust I” and its location (within the meaning of Article 9 of the UCC) is the State of Delaware. The Borrower has not changed its name, identity, structure, existence or state of formation, whether by amendment of its certificate of trust, by reorganization or otherwise, and has not changed its location (within the meaning of Article 9 of the UCC) within the four months preceding the Closing Date.

(p) Tradenames. The Borrower has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business.

(q) Purchase Agreement. The Purchase Agreement is the only agreement pursuant to which the Borrower acquires Collateral (other than the Hedge Collateral).

(r) Value Given. The Borrower gave reasonably equivalent value to the Originator in consideration for the transfer to the Borrower of the Loans under the Purchase Agreement, no such transfer was made for or on account of an antecedent debt owed by the Originator to the Borrower, and no such transfer is voidable or subject to avoidance under any Insolvency Law.

(s) Special Purpose Entity. The trust agreement of the Borrower is in the form attached as Exhibit C hereto.

(t) Separate Entity. The Borrower has not and shall not:

(i) engaged in any business or activity other than the purchase and receipt of Loans and related Collateral from the Originator under the Purchase Agreement, the sale of Loans and related Collateral under the Transaction Documents, and such other activities as are incidental or related thereto;

(ii) acquired or owned any material assets other than (a) the Loans and related Collateral from the Originator under the Purchase Agreement and (b) incidental property as may be necessary for the operation of the Borrower;

(iii) merged into or consolidated with any Person or dissolved, terminated or liquidated in whole or in part, transferred or otherwise disposed of all or substantially all of its assets or changed its legal structure, without in each case first obtaining the consent of the Deal Agent and each Lender Agent;

(iv) failed to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of the Deal Agent or each Lender Agent, amended, modified, terminated or failed to comply with the provisions of its trust agreement, or failed to observe statutory trust formalities;

(v) owned any Subsidiary or made any investment (other than the purchase of Loans pursuant to the Transaction Documents) in any Person without the consent of the Deal Agent and each Lender Agent;

(vi) except as permitted by this Agreement, the Lock-Box Agreement and the other Transaction Documents, commingled its assets with the assets of any of its Affiliates, or of any other Person;

(vii) incurred any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) indebtedness to the Secured Parties hereunder or in conjunction with a repayment of all Advances~~,~~ and Swingline Advances ~~and Alternative Currency Swingline Advances~~ owed to any of the Lenders, (B) obligations in respect of Hedging Agreements, (C) trade payables in the ordinary course of its business and (D) other operating expenses; provided, that, such debt is not evidenced by a note and is paid when due;

(viii) become insolvent or failed to pay its debts and liabilities from its assets as the same shall have become due;

(ix) failed to maintain its records, books of account and bank accounts separate and apart from those of any other Person;

(x) entered into any contract or agreement with any Person other than as contemplated by the Transaction Documents, except upon terms and conditions that are commercially reasonable and intrinsically fair and substantially similar to those that would be available on an arms–length basis with third parties other than such Person;

(xi) sought its dissolution or winding up in whole or in part;

(xii) failed to correct any known misunderstandings regarding the separate identity of Borrower and the Originator or any principal or Affiliate thereof or any other Person;

(xiii) guaranteed, become obligated for, or held itself out to be responsible for the debt of another Person;

(xiv) made any loan or advances to any third party, including any principal or Affiliate, or held evidence of indebtedness issued by any other Person (other than Permitted Investments and the Loans);

(xv) failed either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (a) to mislead others as to the identity with which such other party is transacting business, or (b) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates);

(xvi) failed to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(xvii) filed or consented to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or made an assignment for the benefit of creditors;

(xviii) except as may be required by the Code and regulations, shared any common logo with or held itself out as or been considered as a department or division of (a) any of its principals or Affiliates, (b) any Affiliate of a principal or (c) any other Person;

(xix) permitted any transfer (whether in any one or more transactions) of any direct or indirect ownership interest in the Borrower to the extent it has the ability to control the same, unless the Borrower shall have delivered to the Deal Agent and each Lender Agent an acceptable non–consolidation opinion and the Deal Agent and each Lender Agent shall have consented to such transfer;

(xx) failed to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person; provided, however, the Borrower’s assets and liabilities maybe included in the consolidated financial statements of American Capital for reporting purposes so long as such consolidated financial statements provide in a footnote that the Borrower is a single purpose entity and the Borrower owns its own assets, which are not available to satisfy the liabilities of any affiliated party, and is liable only for its own liabilities and not for those of any other affiliated party;

(xxi) failed to pay its own liabilities and expenses only out of its own funds;

(xxii) failed to pay the salaries of its own employees in light of its contemplated business operations;

(xxiii) acquired the obligations or securities of its Affiliates or stockholders ~~(except ACAS Business Loan Trust Securities)~~;

(xxiv) failed to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

(xxv) failed to use separate invoices and checks bearing its own name;

(xxvi) pledged its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Secured Parties hereunder;

(xxvii) failed at any time to have at least one independent trustee (an “Independent Trustee”), which is not and, for the immediately preceding two year period, was not (a) a trustee (other than an Independent Trustee), officer of employee of the Trust; (b) a director, officer or employee of American Capital ~~Strategies~~, Ltd. (the “Parent”) or any of its affiliates; (c) a supplier, independent contractor or any other person who derives more than 15% of its gross revenues from its activities with the Trust, the Parent and/or any affiliate of the foregoing; (d) a holder (directly or indirectly) of more than 5% of any voting securities of the Trust, the Parent or any affiliate of the foregoing; (e) a person controlling any such director, officer, employee, supplier, independent contractor, holder or any other person meeting the criteria set forth in clauses (a), (b), (c) or (d) of this Section 4.1(t)(xxvii) or (f) a member of the immediate family of any person meeting the criteria set fourth in clauses (a), (b), (c), (d) or (e) of this Section 4.1(t)(xxvii); provided, however, that such independent trustee may be an independent director, manager or trustee of another special purpose entity affiliated with the Originator;

(xxviii) failed to provide that the unanimous consent of all trustees (including the consent of the Independent Trustee) is required for the Borrower to (a) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or insolvent, (b) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (d) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (e) make any assignment for the benefit of the Borrower’s creditors, (f) admit in writing its inability to pay its debts generally as they become due, or (g) take any action in furtherance of any of the foregoing; or

(xxix) taken or refrained from taking, as applicable, each of the activities specified in the non–consolidation opinion of Winston & Strawn LLP, dated as of the Closing Date, upon which the conclusions expressed therein are based.

(u) Security Interest.

(i) This Agreement creates a valid, continuing and enforceable security interest (as defined in the applicable UCC) in the Collateral in favor of the Deal Agent, on behalf of the Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Borrower;

(ii) the Transferred Loans (other than Transferred Loans denominated in an Alternative Currency), along with the related Loan Files, constitute either a “general intangible,” an “instrument,” an “account,” “investment property,” or “chattel paper,” within the meaning of the applicable UCC;

(iii) the Borrower is the lawful owner of and has good and marketable title to the Transferred Loans and all related Collateral free and clear of any Lien (other than Permitted Liens);

(iv) the Borrower has received all consents and approvals required by the terms of the Collateral to the grant of a security interest in the Collateral hereunder to the Deal Agent, on behalf of the Secured Parties;

(v) the Borrower has caused the filing of all appropriate financing statements and other filings in the proper filing office and taken all other actions, in the appropriate jurisdictions under Applicable Law in order to (a) with respect to a Transferred Loan denominated in Dollars, perfect the security interest in such Collateral granted to the Deal Agent, on behalf of the Secured Parties under this Agreement and (b) with respect to a Transferred Loan denominated in an Alternative Currency, grant a valid and effective security interest in such Collateral (subject to any filing, registration or notarization (including registration of a debenture necessary to perfect such security interest and make such security interest enforceable)) to the Deal Agent, on behalf of the Secured Parties under this Agreement;

(vi) other than the security interest granted to the Deal Agent, on behalf of the Secured Parties pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Collateral;

(vii) the Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering such Collateral other than any financing statement (A) relating to the security interest granted to the Deal Agent, on behalf of the Secured Parties under this Agreement, or (B) that has been terminated;

(viii) the Borrower is not aware of the filing of any judgment or tax Lien filings against the Borrower;

(ix) other than in the case of Pre-Positioned Loans (and subject to Sections 3.2(f), 4.1(u)(x), 5.3(a) and 7.10(a) in the case of Pre-Positioned Loans) and Noteless Loans, all original executed Underlying Notes that constitute or evidence any Transferred Loans have been delivered to the Collateral Custodian;

(x) the Borrower has received a written acknowledgment from the Collateral Custodian that the Collateral Custodian or its bailee is holding the Underlying Notes that constitute or evidence the Transferred Loans solely on behalf of and for the benefit of the Secured Parties; provided, however, that, notwithstanding the foregoing, (1) with respect to any Pre-Positioned Loan to be funded with the proceeds of an Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~, the Borrower shall have received a written acknowledgment from the Collateral Custodian (A) that the Collateral Custodian has received a faxed copy of the Underlying Note and (B) within two Business Days after such Funding Date, that the Collateral Custodian or its bailee is holding the Underlying Note that constitute or evidence the Loans included in the Collateral solely on behalf of the Deal Agent, as agent for the Secured Parties and (2) with respect to any Noteless Loan to be funded with the proceeds of an Advance~~, Swingline Advance or Alternative Currency~~ or Swingline Advance, the Borrower shall have received written acknowledgment from the Collateral Custodian that the Collateral Custodian has received a copy of the Loan Register for such Loan; and

(xi) none of the Underlying Notes or Loan Registers that constitute or evidence the Transferred Loans has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Borrower and the Deal Agent.

(v) [Reserved].

(w) Investments. ~~Except for ACAS Business Loan Trust Securities, the~~The Borrower does not own or hold directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

(x) Business. Since its formation, the Borrower has conducted no business other than the purchase and receipt of Loans and Related Property from the Originator under the Purchase Agreement, the borrowing of funds under this Agreement and such other activities as are incidental to the foregoing.

(y) ERISA. The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the Pension Benefit Guaranty Corporation under ERISA.

(z) No Broker. No broker or finder acting on behalf of the Borrower was employed or utilized in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby and the Borrower has no obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

(aa) Investment Company Act.

(i) The Borrower is not an “investment company” within the meaning of the 1940 Act.

(ii) The Borrower represents and warrants that, if the Borrower operates in such a manner as to be an “investment company” within the meaning of the 1940 Act, the Borrower will register as an “investment company” under the 1940 Act immediately upon being required to do so under the 1940 Act and will conduct its business and other activities in compliance with the provisions of the 1940 Act and any rules, regulations or orders issued by the SEC thereunder.

(iii) The business and other activities of the Borrower, including but not limited to, the making of the Advances~~,~~ and Swingline Advances ~~and Alternative Currency Swingline Advances~~ by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Transaction Documents to which the Borrower is a party do not now and will not at any time result in any violations, with respect to the Borrower, of the provisions of the 1940 Act or any rules, regulations or orders issued by the SEC thereunder.

(bb) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto or in connection herewith is true and correct.

(cc) Government Regulations. The Borrower is not engaged in the business of extending credit for the purpose of “purchasing” or “carrying” any Margin Stock. The Borrower owns no Margin Stock, and no portion of the proceeds of any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board. The Borrower will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

(dd) [Reserved].

(ee) Environmental. At the time of origination of any Transferred Loan and on the Cut-Off Date where real property that is material to the operations of the related business constitutes Related Property securing such Loan, the related mortgaged property was free of contamination from toxic substances or hazardous wastes requiring action under Applicable Law or is subject to ongoing environmental rehabilitation approved by the Servicer, and, as of the related Cut-Off Date of such Loan, the Borrower has no knowledge of any such contamination from toxic substances or hazardous waste material on any such real property unless such items are below action levels.

(ff) Material Adverse Change. Since the Closing Date, there has been no Material Adverse Change with respect to the Borrower.

(gg) Credit and Collection Policy. Since the Closing Date, there have been no material changes in any Credit and Collection Policy other than in accordance with this Agreement. Since such date, no Material Adverse Change has occurred in the overall ~~collectibility~~collectability of the Loans, and Borrower has at all times complied with the Credit and Collection Policy with respect to each Loan.

(hh) Coverage Requirement. The Availability is greater than or equal to $0.

(ii) No Termination Event. No event has occurred and is continuing and no condition exists, or would result from any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ or from the application of the proceeds therefrom, which constitutes or may be reasonably expected to constitute a Termination Event.

(jj) USA PATRIOT Act. Neither the Borrower nor any Affiliate of the Borrower is (i) a country, territory, organization, person or entity named on an OFAC list, (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering (“FATF”), or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

The representations and warranties in Section 4.1 shall survive the termination of this Agreement.

Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Loans.

The Borrower hereby represents and warrants to the Deal Agent and each other Secured Party, as of the Closing Date and as of each Funding Date, that:

(a) Security Interest. This Agreement constitutes a Grant of a security interest by the Borrower in all Collateral to the Deal Agent, as agent for the Secured Parties. The Deal Agent, as agent for the Secured Parties, has a first priority perfected security interest in the Collateral subject to Permitted Liens. Neither the Borrower nor any Person claiming through or under the Borrower shall have any claim to or interest in any Collection Account, except for the interest of the Borrower in such property as a debtor for purposes of the UCC.

(b) Eligibility of Loans. As of the Closing Date, (i) the Loan List and the information contained in the Borrower Notice delivered pursuant to Sections 2.2 and 2.3 is an accurate and complete listing in all material respects of all the Loans that are part of the Collateral as of the Closing Date, and the information contained therein with respect to the identity of such Transferred Loans and the amounts owing thereunder is true and correct in all material respects as of such date, (ii) each such Transferred Loan is an Eligible Loan, (iii) each such Transferred Loan and the Related Property is free and clear of any Lien (other than Permitted Liens) and in compliance with all Applicable Laws and (iv) with respect to each such Loan, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority or other Person required to be obtained, effected or given by the Borrower in connection with the transfer of an interest in such Loan and the Related Property to the Deal Agent, as agent for the Secured Parties, have been duly obtained, effected or given and are in full force and effect. On each Funding Date, the Borrower shall be deemed to represent and warrant that (i) any additional Transferred Loan referenced on the related Borrower Notice delivered pursuant to Sections 2.2 and 2.3 is an Eligible Loan, (ii) each such Transferred Loan and the related Property is free and clear of any Lien (other than Permitted Liens) and in compliance with all Applicable Laws, (iii) with respect to each such Transferred Loan, all consents, licenses, approvals, authorizations, registrations or declarations with any Governmental Authority or other Person required to be obtained, effected or given by the Borrower in connection with the addition of such Transferred Loan and the Related Property to the Collateral have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each Loan transferred on such day as if made on such day.

(c) No Fraud. Each Loan was originated without any fraud or material misrepresentation by the Originator or, to the best of the Borrower’s knowledge, on the part of the Obligor.

ARTICLE V

GENERAL COVENANTS OF THE BORROWER

Section 5.1. Covenants of the Borrower.

The Borrower hereby covenants that:

(a) Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Loans in the Collateral and any Related Property.

(b) Preservation of Corporate Existence. The Borrower will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

(c) Loans Not to Be Evidenced by Promissory Notes. The Borrower will not take any action to cause any Transferred Loan not originally evidenced by an Underlying Note to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Loan or to the extent required by Applicable Law to constitute a valid and enforceable obligation.

(d) Liens. Except as contemplated in this Agreement and except in the case of any Permitted Lien, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any part of the Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. The Borrower will promptly notify the

Deal Agent of the existence of any Lien on any part of the Collateral and the Borrower shall defend the right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under any part of the Collateral, against all claims of third parties; provided, however, that nothing in this Section 5.1(d) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any part of the Collateral.

(e) Delivery of Collections. The Borrower shall deposit into the Collection Accounts promptly (but in no event later than two Business Days after receipt) all Collections (including any Deemed Collections) received (or deemed received) by the Borrower in respect of the Loans that are part of the Collateral. Any such Collections denominated in Dollars shall be deposited into the U.S. Dollar Collection Account and any such Collections denominated in an Alternative Currency shall be deposited in the respective Collection Account for each such Alternative Currency.

(f) Activities of Borrower. The Borrower shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, Loan or other undertaking, which is not incidental to the transactions contemplated and authorized by this Agreement or the Purchase Agreement.

(g) Indebtedness. The Borrower shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, under any Hedging Agreement required by Section 5.2(a), or the Purchase Agreement, or (ii) liabilities incident to the maintenance of its existence in good standing.

(h) Guarantees. The Borrower shall not become or remain liable, directly or indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

(i) Investments. The Borrower shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except for purchases of Loans pursuant to the Purchase Agreement, or for investments in Permitted Investments in accordance with the terms of this Agreement.

(j) Merger; Sales. The Borrower shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, loan or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

(k) Distributions. Except as provided in Section 5.1(z), the Borrower may not declare or pay or make, directly or indirectly, any distribution (whether in cash or other property) with respect to the assets of the Borrower or any Person’s interest therein (collectively, a “Distribution”); provided, however, that, if no Termination Event has occurred or will occur as a result thereof, the Borrower may make Distributions.

(l) Agreements. The Borrower shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, loan or other undertaking, except the Transaction Documents or amend or modify the provisions of its trust agreement, without the consent of the Deal Agent and each Lender Agent, or issue any power of attorney except to the Deal Agent or the Servicer.

(m) Separate Existence. The Borrower shall not take any action or permit or acquiesce in any action to be taken which would have the effect, directly or indirectly, of causing (i) its representations and warranties made pursuant to Section 4.1(t)(i)-(xxix) to be inaccurate in any respect, or (ii) any breach of the covenants of the Borrower set forth in Section 4.01 of the Borrower’s trust agreement.

(n) ERISA Matters. The Borrower will not (a) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

(o) Collateral Acquired from the Originator. With respect to each item of Collateral acquired from the Originator, the Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Collateral, including, without limitation, (A) filing and maintaining, effective financing statements (Form UCC-1) naming the Originator as seller/debtor and the Borrower as purchaser/creditor in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, including, without limitation, Assignments of Mortgage, and (iii) take all additional action that the Deal Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral.

(p) Transactions with Affiliates. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement, the Purchase Agreement and any Hedging Agreements and (ii) other transactions (including, without limitation, transactions related to the use of office space or computer equipment or software by the Borrower to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower’s business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of the Borrower, and (D) not inconsistent with the factual assumptions set forth in the “substantive consolidation” legal opinion letter issued by Winston & Strawn LLP and delivered to the Deal Agent and each Lender Agent as a condition to the Initial Advance, as such assumptions may be modified in any subsequent opinion letters delivered to the Deal Agent and each Lender Agent pursuant to Section 3.2 or otherwise. It is understood that any compensation arrangement for any trustee shall be permitted under clause (ii)(A) through (C) above if such arrangement has been expressly approved by the trustees of the Borrower in accordance with the Borrower’s trust agreement.

(q) Change in the Transaction Documents. The Borrower shall provide notice of any proposed amendment, modification, waiver or termination of any terms or conditions of the Transaction Documents other than this Agreement to the Deal Agent and each Lender Agent. The Borrower will not amend, modify, waive or terminate any terms or conditions of any of the Transaction Documents other than this Agreement to which it is a party, without the prior written consent of the Deal Agent; provided, that, no such amendment shall be effective without the prior written consent of each Lender Agent, unless the opinions of counsel delivered pursuant to Section 3.1(a) with respect to (x) the creation, perfection and priority of the security interest of the Secured Parties in the Collateral, (y) the sale of the Transferred Loans and Related Property from American Capital to the Borrower constituting a true sale, and (z) the assets of the Borrower not constituting property of the estate of American Capital following an Insolvency Event with respect to American Capital can be confirmed, if so requested by any Lender Agent, after giving effect to the proposed amendment, modification, waiver or termination. For the avoidance of doubt, the amendment, modification or waiver of this Agreement is governed by Section 12.1.

(r) Credit and Collection Policy. The Borrower will (i) comply in all material respects with the Credit and Collection Policy in regard to each Transferred Loan and the Related Property included in the Collateral, and (ii) furnish to the Deal Agent and each Lender Agent, prior to its effective date, prompt notice of any ~~changes~~change in the Credit and Collection Policy that would in any manner materially affect or impair the collectability of any Transferred Loan or the interests of any Lender. The Borrower will not agree to or otherwise permit ~~(x)~~ any change in the Credit and Collection Policy ~~which~~that would materially and adversely affect or impair the ~~collectibility~~collectability of any Transferred Loan~~, or (y) any material change in the Credit and Collection Policy~~ or the interests of any Lender, in each case without the prior written consent of the Deal Agent and each Lender Agent.

(s) Financial Accounting Standards Board. In the event that the issuance of Interpretation No. 46 by the Financial Accounting Standards Board of the United States, or any other changes in relevant accounting standards or the issuance of any other pronouncement, release or interpretation, shall require or result in the consolidation of all or a portion of the assets and liabilities of the Borrower with the assets and liabilities of any Lender, the Borrower shall agree to work in good faith with each of the Lenders to obtain either of the following: (i) a rating for the existing Advances by a rating agency that is acceptable to the Deal Agent; or (ii) an alternative term or other financing arrangement, in which case the Borrower further agrees to work in good faith with each of the Lenders to facilitate the transfer or assignment by the Lenders of the existing Advances and other assets in connection with such alternative term or other financing arrangements.

(t) Changes by Moody’s. If Moody’s amends, substitutes or otherwise changes its published definitions and ratings methodologies for facilities similar in nature to this Agreement, the Borrower shall, within 15 Business Days from the date of the Borrower’s knowledge of such amendment, substitution or change, amend the Transaction Documents to reflect such amendment, substitution or change, in accordance with Section 12.1.

(u)~~(s)~~ Termination Events. The Borrower will furnish to the Deal Agent and each Lender Agent, as soon as possible and in any event within three Business Days after the occurrence of each Termination Event and each Unmatured Termination Event, a written statement setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.

(v)~~(t)~~ Extension or Amendment of Loans. The Borrower will not, except as otherwise permitted in Section 7.4(a), extend, amend or otherwise modify, or permit the Servicer on its behalf to extend, amend or otherwise modify, the terms of any Transferred Loan.

(w)~~(u)~~ Other. The Borrower will furnish to the Deal Agent or any Lender Agent such other information, documents, records or reports respecting the Transferred Loans or the condition or operations, financial or otherwise, of the Borrower or Originator as the Deal Agent or any Lender Agent may from time to time reasonably request in order to protect the interests of the Deal Agent or the other Secured Parties under or as contemplated by this Agreement.

(x)~~(v)~~ Notices Under the Purchase Agreement. The Borrower will promptly, but in no event later than two Business Days after its receipt furnish to the Deal Agent copies of any and all notices, certificates, documents, or reports delivered to it by the Originator under the Purchase Agreement.

(y)~~(w)~~ Inspection of Records. The Borrower will, at any time and from time to time during regular business hours, as requested by the Deal Agent and any Lender Agent, permit the Deal Agent and any Lender Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Transferred Loans and the related Loan Documents and (ii) to visit the offices and properties of the Borrower, the Originator or the Servicer, as applicable, for the purpose of examining such materials described in clause (i), and to discuss matters relating to the Transferred Loans or the Borrower’s, the Originator ‘s or the Servicer’s performance hereunder, under the Loan Documents and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Borrower, the Originator or the Servicer, as applicable, having knowledge of such matters.

(z)~~(x)~~ Keeping of Records. The Borrower will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Transferred Loans and the related Loan Documents in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of all Loans (including records adequate to permit the daily identification of each new Transferred Loan and all Collections of and adjustments to each existing Loan). The Borrower shall give the Deal Agent prompt notice of any material change in its administrative and operating procedures referred to in the previous sentence.

(aa)~~(y)~~ Compliance with Loans. The Borrower will (i) at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Transferred Loans and the related Loan Documents; and (ii) timely and fully comply in all material respects with the Credit and Collection Policy with respect to each Transferred Loan and the related Loan Documents.

(bb)~~(z)~~ Restricted Payments. The Borrower shall not (i) purchase or redeem any shares of its capital stock, (ii) prepay, purchase or redeem any Indebtedness, (iii) lend or advance any funds or (iv) repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (i) through (iv) being referred to as “Restricted Payments”), except that the Borrower may (a) make Restricted Payments out of funds received pursuant to Article II and (b) make other Restricted Payments (including the payment of dividends and Lien Release Dividends) if, after giving effect thereto, no Termination Event shall have occurred and be continuing.

(cc)~~(aa)~~ Notice of Litigation. The Borrower will promptly, but in no event later than two Business Days after any officer of the Borrower becoming aware thereof, deliver written notice to the Deal Agent regarding any claim, action, investigation or proceeding pending or threatened against the Borrower and shall provide copies of any and all notices, certificates or documents delivered to it in connection therewith.

Section 5.2. Hedging Agreement.

(a) On any date, the Borrower shall enter into or have in place one or more Hedge Transactions, provided that each such Hedge Transaction shall:

(i) be entered into with a Hedge Counterparty and governed by a Hedging Agreement;

(ii) have a schedule of periodic monthly (or quarterly, as applicable) calculation periods which match the calculation periods of the Fixed Rate Loans included in the Borrowing Base and which shall be based on a Hedge Percentage of (i) 100% for the period that commences on the applicable Funding Date through the date that is five (5) years from such applicable Funding Date and (ii) 85% for the period thereafter through the date of the last Scheduled Payment due to occur on the Fixed Rate Loans included in the Borrowing Base;

(iii) have a notional amount such that the Hedge Notional Amount in effect on each day during the term of such Hedge Transactions shall be at least equal to the product of the Hedge Percentage and the Hedge Amount; and

(iv) provide, in the case of any interest rate swap, for two series of monthly (or quarterly, as applicable) payments to be netted against each other, one such series being payments to be made by the Borrower to a Hedge Counterparty by reference to a fixed rate for that Hedge Transaction, and the other such series being payments to be made by the applicable Hedge Counterparty at a floating rate equal to “USD-LIBOR-BBA” (as defined in the ISDA Definitions), the net amount of which shall be paid into the applicable Collection Account (if payable by such Hedge Counterparty) or, to the extent of Available Funds and from the applicable Collection Account under Sections 2.9(a)(1)(i) and 2.9(b)(i) of this Agreement (if payable by the Borrower).

(b) Subject to, and without limiting the provisions of, Article VIII of this Agreement, Borrower hereby assigns to the Deal Agent, as agent for the Secured Parties, all right, title and interest of Borrower in each Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to Borrower under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty (the “Hedge Collateral”), and grants a security interest to the Deal Agent, as agent for the Secured Parties, in the Hedge Collateral. The Borrower acknowledges that, as a result of that assignment, Borrower may not, without the prior written consent of the Deal Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for Borrower’s right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Borrower’s obligations under Section 5.2(a) hereof. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Deal Agent or any Secured Party for the performance by Borrower of any such obligations.

(c) The Borrower shall, promptly upon execution thereof, provide to the Deal Agent and each Lender Agent, a copy of each Hedging Agreement entered into in connection with this Agreement.

Section 5.3. Delivery of Loan Files.

(a) Prior to each Funding Date, the Borrower, or the Servicer on its behalf, shall have delivered to the Collateral Custodian on behalf of the Deal Agent, as agent for the Secured Parties (x) a Loan File for each Loan to be transferred on such date identified on the related Loan List and (y) possession of all “instruments” (within the meaning of Article 9 of the UCC) not constituting part of “chattel paper” (within the meaning of Article 9 of the UCC) that evidence any such Loan (other than with respect to a Loan denominated in an Alternative Currency) set forth on such Loan List, including all Underlying Notes, in each case endorsed in blank without recourse; provided, however, that, notwithstanding the foregoing, (A) with respect to any Pre-Positioned Loan, the Borrower shall (i) have a copy of the executed Underlying Note faxed to the Collateral Custodian on such Funding Date, with the original to be received by the Collateral Custodian within two Business Days after such Funding Date and (ii) within ten Business Days of such Funding Date deliver all remaining portions of the Loan File for each such Loan and (B) with respect to any Noteless Loan, the Borrower shall deliver a copy of the Loan Register for such Loan, provided, that any Loan Documents that are filed or recorded with a Governmental Authority and are not available within such period of ten Business Days shall be delivered to the Collateral Custodian promptly after the Servicer’s receipt thereof. Beginning with each delivery of any Loan Document after September 30, 2005, the Borrower, or the Servicer on the Borrower’s behalf, shall include a Loan Checklist for each Loan File or any portion of a Loan File (including, without limitation, the delivery by fax of the Underlying Note for a Pre-Positioned Loan and the delivery of the Loan Register for a Noteless Loan) with each delivery of any Loan Documents to the Collateral Custodian, listing the contents of such delivery. Pursuant to Section 7.10, the Borrower is required to deliver such instruments, Loan Files and Loan Checklists to the Collateral Custodian for the benefit of the Deal Agent, as agent for the Secured Parties. Accordingly, the Borrower hereby authorizes and directs the Servicer to deliver possession of all such instruments, Loan Files and Loan Checklists to the Collateral Custodian on behalf of the Deal Agent, as agent for the Secured Parties, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this Section 5.3(a). The Servicer shall also identify on the Loan List (including any amendment thereof), whether by attached schedule or marking or other effective identifying designation, all Transferred Loans that are not evidenced by such instruments.

(b) Prior to the occurrence of a Termination Event or Servicer Termination Event, the Collateral Custodian shall not record the Assignments of Mortgage delivered pursuant to Section 5.3(a) and the definition of Loan Documents. Upon the occurrence of a Termination Event or a Servicer Termination Event, the Collateral Custodian shall cause to be recorded in the appropriate offices each Assignment of Mortgage delivered to it with respect to all Transferred Loans except those Transferred Loans covered by the proviso to the definition of Assignment of Mortgage. Each such recording shall be at the expense of the Servicer; provided, however, that, to the extent the Servicer does not pay such expenses, the Collateral Custodian shall be reimbursed pursuant to the provisions of Section 2.9.

ARTICLE VI

PERFECTION OF TRANSFER AND

PROTECTION OF SECURITY INTERESTS

Section 6.1. Custody of Transferred Loans.

The contents of each Loan File relating to a Transferred Loan shall be held in the custody of the Collateral Custodian under the terms of the Purchase Agreement and this Agreement for the benefit of the Deal Agent, as agent for the Secured Parties.

Section 6.2. Filing.

On or prior to the Closing Date, the Borrower and Servicer shall cause the UCC financing statement(s) referred to in Section 4.1(u)(v) hereof to be filed, and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Deal Agent may reasonably request to perfect and protect the first priority perfected security interest of the Deal Agent, as agent for the Secured Parties, in the Collateral against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. Notwithstanding the obligations of the Borrower and the Servicer set forth in the preceding sentence, the Borrower and the Servicer hereby authorize the Deal Agent to prepare and file, at the expense of the Servicer, UCC financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Deal Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interest granted hereunder in accordance with the UCC.

Section 6.3. Changes in Name, Corporate Structure or Location.

(a) During the term of this Agreement, neither the Originator nor the Borrower shall change its name, identity, structure, existence or location (as defined in Article 9 of the UCC) without first giving at least 30 days’ prior written notice to the Deal Agent and each other Secured Party.

(b) If any change in either the Originator’s or the Borrower’s name, identity, structure, existence, location (as defined in Article 9 of the UCC) or other action would make any financing or continuation statement or notice of ownership interest or Lien relating to any Collateral seriously misleading within the meaning of applicable provisions of the UCC, the Servicer, no later than five Business Days after the effective date of such change, shall file such amendments as may be required or reasonably advisable to preserve and protect the security interest of the Deal Agent, as agent for the Secured Parties, in the Collateral and the proceeds thereof. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Deal Agent and each other Secured Party an Opinion of Counsel reasonably acceptable to the Deal Agent stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the security interest of the Deal Agent, as agent for the Secured Parties, in the Collateral have been filed, and reciting the details of such filing.

Section 6.4. Chief Executive Office.

During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Originator will maintain its chief executive office in one of the States of the United States.

Section 6.5. Costs and Expenses.

The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Borrower’s and the Deal Agent’s, as agent for the Secured Parties, right, title and interest in and to the Collateral (including, without limitation, the security interest in the Collateral related thereto and the security interests provided for herein).

Section 6.6. Sale Treatment.

The Borrower shall treat the acquisition of the Collateral under the Purchase Agreement for all purposes (other than for financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents.

Section 6.7. Separateness from the Borrower.

The Borrower agrees to take or refrain from taking or engaging in with respect to the Originator each of the actions or activities specified in the “substantive consolidation” opinion of Winston & Strawn LLP (including any certificates attached thereto), delivered on the Closing Date, upon which the conclusions therein are based.

ARTICLE VII

ADMINISTRATION AND SERVICING OF LOANS

Section 7.1. Appointment of the Servicer.

The Borrower hereby appoints American Capital as the Servicer hereunder to service the Transferred Loans and to enforce its respective rights and interests in and under each Transferred Loan in accordance with the terms and conditions of this Article VII and to serve in such capacity until the termination of its responsibilities pursuant to Section 7.25. American Capital hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer and the Borrower hereby acknowledge that the Deal Agent and the other Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder.

Section 7.2. Duties and Responsibilities of the Servicer.

(a) The Servicer shall conduct the servicing, administration and collection of the Transferred Loans and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect Transferred Loans from time to time on behalf of the Borrower and as the Borrower’s agent. The Servicer will service, administer and make collections on the Transferred Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable loans that it services for itself or others.

(b) The duties of the Servicer (the “Servicing Duties”), as the Borrower’s agent, shall include, without limitation:

(i) preparing and submitting claims to, and post-billing liaison with, Obligors on Transferred Loans;

(ii) maintaining all necessary Servicing Records with respect to the Transferred Loans and providing such reports to the Borrower and the Deal Agent and each Lender Agent in respect of the servicing of the Transferred Loans (including information relating to its performance under this Agreement) as may be required hereunder or as the Borrower or the Deal Agent may reasonably request;

(iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to re-create Servicing Records evidencing the Transferred Loans in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Transferred Loans (including, without limitation, records adequate to permit the identification of each new Transferred Loan and all Collections of and adjustments to each existing Transferred Loan); provided, however, that any Successor Servicer shall only be required to re-create the Servicing Records of each prior Servicer to the extent such records have been delivered to it in a format reasonably acceptable to such Successor Servicer;

(iv) promptly delivering to the Borrower, the Deal Agent and each Lender Agent and the Collateral Custodian, from time to time, such information and Servicing Records (including information relating to its performance under this Agreement) as the Borrower, the Deal Agent and the Collateral Custodian may from time to time reasonably request;

(v) identifying each Transferred Loan clearly and unambiguously in its Servicing Records to reflect that such Transferred Loan is owned by the Borrower and pledged to the Deal Agent, as agent for the Secured Parties;

(vi) complying in all material respects with the Credit and Collection Policy in regard to each Transferred Loan;

(vii) complying in all material respects with all Applicable Laws with respect to it, its business and properties and all Transferred Loans and Collections with respect thereto;

(viii) preserving and maintaining its existence, rights, licenses, franchises and privileges as a corporation in the jurisdiction of its organization, and qualifying and remaining qualified in good standing as a foreign corporation and qualifying to and remaining authorized and licensed to perform obligations as Servicer (including enforcement of collection of Transferred Loans on behalf of the Borrower, the Deal Agent and the Secured Parties) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Borrower, the Deal Agent and the other Secured Parties in the Transferred Loans, (B) the ~~collectibility~~collectability of any Transferred Loan, or (C) the ability of the Servicer to perform its obligations hereunder;

(ix) notifying the Borrower and the Deal Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that (1) is or is threatened to be asserted by an Obligor with respect to any Transferred Loan; or (2) would reasonably be expected to have a Material Adverse Effect; and

(c) The Borrower and Servicer hereby acknowledge that none of the Deal Agent, any other Secured Party or the Collateral Custodian shall have any obligation or liability with respect to any Transferred Loans, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

Section 7.3. Authorization of the Servicer.

(a) Each of the Borrower and the Deal Agent, on behalf of the Secured Parties, hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the pledge of the Transferred Loans to the Secured Parties, in the determination of the Servicer, to collect all amounts due under any and all Transferred Loans, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Loans and, after the delinquency of any Transferred Loan and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the

Originator could have done if it had continued to own such Loan. The Borrower shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the ~~collectibility~~collectability of the Transferred Loans. In no event shall the Servicer be entitled to make the Borrower, the Collateral Custodian, the Deal Agent or any other Secured Party a party to any litigation without such party’s express prior written consent, or to make the Borrower a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Deal Agent’s consent.

(b) After a Termination Event has occurred and is continuing, at the Deal Agent’s direction, the Servicer shall take such action as the Deal Agent may deem necessary or advisable to enforce collection of the Transferred Loans; provided, however, that the Deal Agent may, at any time after a Termination Event has occurred and is continuing, notify any Obligor with respect to any Transferred Loans of the assignment of such Transferred Loans to the Deal Agent and direct that payments of all amounts due or to become due to the Borrower thereunder be made directly to the Deal Agent or any servicer, collection agent or lock-box or other account designated by the Deal Agent and, upon such notification and at the expense of the Borrower, the Deal Agent may enforce collection of any such Transferred Loans and adjust, settle or compromise the amount or payment thereof. The Deal Agent shall give written notice to any Successor Servicer of the Deal Agent’s actions or directions pursuant to this Section 7.3(b), and no Successor Servicer shall take any actions pursuant to this Section 7.3(b) that are outside of its Credit and Collection Policy.

Section 7.4. Collection of Payments.

(a) Collection Efforts, Modification of Loans. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Transferred Loans as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable Loans that it services for itself or others. The Servicer may not waive, modify or otherwise vary any provision of a Transferred Loan, except as may be in accordance with the provisions of the Credit and Collection Policy, which permits, among other things, the waiver of any late payment charge or any other fees that may be collected in the ordinary course of servicing any Loan included in the Collateral. Notwithstanding anything to the contrary contained herein, with respect to any collection efforts involving the sale of a Transferred Loan, if after giving effect to any such sale (1) the amount described in clause (ii) of the definition of Availability shall exceed the amount described in clause (i) of the definition of Availability or (2) an Unmatured Termination Event, a Termination Event or a Servicer Termination Event would occur then the Servicer prior to any such sale which would result in a loss to the Secured Parties based on the Outstanding Loan Balance plus accrued interest and other fees due and payable shall obtain the prior written consent of the Deal Agent.

(b) [Reserved].

(c) Taxes and other Amounts. To the extent provided for in any Transferred Loan, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Transferred Loans or the Related Property and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

(d) Payments to Lock-Box Account. On or before the Cut-Off Date with respect to each Transferred Loan denominated in Dollars, the Servicer shall have instructed the related Obligor to make all payments in respect of such Transferred Loan to a Lock-Box or directly to the Lock-Box Account. All proceeds in the Lock-Box Account shall be distributed into the U.S. Dollar Collection Account within two Business Days as provided in the Lock-Box Agreement and the Intercreditor Agreement. On or before the Cut-Off Date with respect to each Transferred Loan denominated in an Alternative Currency, the Servicer shall have instructed the related Obligor to make all payments in respect of such Transferred Loan to the Collection Account for such Alternative Currency.

(e) Establishment of the Collection Accounts. The Borrower or the Servicer on its behalf has previously caused the U.S. Dollar Collection Account to be established, and shall cause such account to be maintained at all times, in the name of the Borrower but under the control of the Deal Agent, as agent for the Secured Parties, with a Qualified Institution for the purpose of receiving Collections in Dollars from the Collateral. On or prior to the Closing Date, the Collateral Custodian shall cause to be established, with its Cayman Islands branch, three Collection Accounts, one for each Alternative Currency, for the purpose of receiving Collections in each such Alternative Currency from the Collateral, and shall cause each such Collection Account to be maintained at all times, in the name of the Borrower but under the control of the Deal Agent, as agent for the Secured Parties. As of the Closing Date, each Collection Account is set forth on Annex C. Any changes to any Collection Account after the Closing Date shall be recorded on an amended Annex C. Each Collection Account at all times shall be maintained at a Qualified Institution and shall be in the name of the Collateral Custodian. “Qualified Institution” means, in the case of the U.S. Dollar Collection Account, a depository institution or trust company organized under the laws of the United States or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), or in the case of a Collection Account for any Alternative Currency, a depository institution located in London, England (including any London branch or affiliate of a domestic bank) or the Cayman Islands branch of a domestic bank, in each case (i) (A) that has either (1) a long-term unsecured debt rating of “A-” or better by S&P and “A-3” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (B) the parent corporation of which such depository institution is a Subsidiary has either (1) a long-term unsecured debt rating of “A-” or better by S&P and “A-3” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (C) is otherwise acceptable to the Deal Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation or a comparable Governmental Authority of an Approved Country and (iii) has either (x) agreed with the Borrower, the Servicer and the Deal Agent to comply with any and all orders, notices, requests and other instructions originated by the Deal Agent directing disposition of the funds in such Collection Account without any further consent from the Borrower or the Servicer or (y) is titled in the name of the Collateral Custodian.

(f) In order to provide the Deal Agent with control over the U.S. Dollar Collection Account within the meaning of Section 9-104(a) of the UCC and any other applicable law, the Borrower and the Servicer hereby agree that the Deal Agent may at any time provide Wells Fargo or any successor Person that maintains the U.S. Dollar Collection Account with instructions as to the disposition of funds in the U.S. Dollar Collection Account or as to any other matters relating to the U.S. Dollar Collection Account without any further consent from the Borrower or the Servicer. Wells Fargo agrees with the Borrower, the Servicer and the Deal Agent to comply with any and all orders, notices, requests and other instructions originated by the Deal Agent directing disposition of the funds in the U.S. Dollar Collection Account without any further consent from the Borrower or the Servicer. In addition, the Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Deal Agent may reasonably request, to perfect, protect or more fully evidence the security interest of the Deal Agent, as agent for the Secured Parties, in each Collection Account (other than the U.S. Dollar Collection Account) and to enable the Deal Agent or the other Secured Parties to exercise and enforce their rights and remedies with respect to such Collection Accounts. On each Payment Date, the Collateral Custodian shall deposit into each Deal Agent’s Account from the corresponding Collection Account an amount, based on the Monthly Report, to the extent of Available Funds in each such Collection Account, to be applied by the Deal Agent to make the payments required by Section 2.9 on such Payment Date.

(g) Adjustments. If (i) the Servicer makes a deposit into any Collection Account in respect of a Collection of a Loan in the Collateral and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into such Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

(h) Released Amounts. The Deal Agent and the other Secured Parties hereby agree to release to the Borrower, and the Borrower hereby agrees to release to the Originator, an amount equal to the Released Amounts immediately upon identification thereof and upon receipt of an Officer’s Certificate of the Servicer, which release shall be automatic and shall require no further act by the Deal Agent or the other Secured Parties; provided, that, the Deal Agent and the other Secured Parties shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release, as may reasonably be requested by the Originator in writing. Immediately upon the release to the Borrower by the Deal Agent and the other Secured Parties of the Released Amounts, the Borrower hereby irrevocably agrees to release to the Originator such Released Amounts, which release shall be automatic and shall require no further act by the Borrower; provided, that, the Borrower shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Released Amounts, as may be reasonably requested by the Originator

(i) Securities Intermediary. The Collateral Custodian hereby agrees that, with respect to each Collection Account, it is also acting as “securities intermediary” hereunder. In such capacity, it agrees that at all times prior to the satisfaction and discharge of the Obligations in accordance with the terms thereof: (i) all matters relating to the Collection Accounts shall be governed by the laws of the State of New York and that for purposes of Article 8 of the New York UCC the State of New York is the “securities intermediary’s” jurisdiction; (ii) all property, including all cash and all Permitted Investments, held by it as “securities intermediary” on behalf of the Deal Agent and the Lenders in the Collection Accounts shall be treated as “financial assets” under and as defined in Article 8 of the New York UCC; (iii) the Collateral Custodian as “securities intermediary” will treat the Deal Agent as entitled to exercise the rights comprising the investments or other financial assets credited to the Collection Accounts and will at all times identify the Deal Agent on its records as the person having a security entitlement against it, as “securities intermediary”; (iv) the financial assets credited to the Collection Accounts shall not be registered in the name of, payable to the order of, or specially indorsed to the Collateral Custodian except in its capacity as “securities intermediary”; and (v) the “securities intermediary” will not comply with entitlement orders originated by any Person other than the Deal Agent with respect to the investments or financial assets held in the Collection Accounts.

Section 7.5. Servicer Advances.

(a) For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Loan included in the Collateral during such Collection Period was not received prior to the end of such Collection Period, the Servicer may, but shall not be obligated to, make an advance in the Currency of and in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) if the Servicer reasonably believes that the advance will be reimbursed by the related Obligor; in addition, if on any day there are not sufficient funds on deposit in any Collection Account to pay accrued Interest and Program Fees on any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ the Collection Period of which ends on such day, the Servicer may, but shall not be obligated to, make an advance in the Currency and in the amount necessary to pay such Interest and Program Fees if the Servicer reasonably believes that the advance will be reimbursed by the related Obligor (in either case, any such advance, a “Servicer Advance”). Notwithstanding the preceding sentence, any successor Servicer will not be obligated to make any Servicer Advances.

(b) The Servicer will deposit any Servicer Advances into the related Collection Account on or prior to, in the case of the U.S. Dollar Collection Account, 11:00 a.m. (Charlotte, North Carolina time) or, in the case of a Collection Account for an Alternative Currency, 11:00 a.m. (Cayman Islands time), on the related Payment Date, in immediately available funds. A Servicer Advance for a delinquent payment on a Loan will not constitute a reclassification of the delinquency status of such Loan for reporting purposes and the Delinquent payment with respect to such Loan will continue to age as if no payment has been made.

Section 7.6. Realization Upon Defaulted Loans or Charged-Off Loans.

The Servicer will use its reasonable efforts to repossess or otherwise comparably convert the ownership of any Related Property with respect to a Defaulted Loan or Charged-Off Loan and will act as sales and processing agent for Related Property that it repossesses. The Servicer will follow the practices and procedures set forth in the Credit and Collection Policy in order to realize upon such Related Property. Without limiting the foregoing, the Servicer may sell any such Related Property with respect any Defaulted Loan or Charged-Off Loan to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof; any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent identifying the Defaulted Loan or Charged-Off Loan and the Related Property, setting forth the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property; provided, however, that if after giving effect to such sale (a) the Availability is greater than $0 or (b) an Unmatured Termination Event, a Termination Event or a Servicer Termination Event would occur, then the Servicer prior to selling any Related Property with respect a Defaulted Loan or Charged-Off Loan shall obtain the prior written consent of the Deal Agent. In any case in which any such Related Property has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the appropriate Collection Account the Recoveries received in connection with the sale or disposition of Related Property with respect to a Defaulted Loan or Charged-Off Loan.

Section 7.7. Maintenance of Insurance Policies.

The Servicer will require that each borrower with respect to a Transferred Loan maintain an Insurance Policy with respect to each Transferred Loan and the Related Property in accordance with the Credit and Collection Policy. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Borrower and the Deal Agent, as agent for the Secured Parties, with respect to the respective interests, claims to the insurer under each Insurance Policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each related Loan.

Section 7.8. Representations and Warranties of the Servicer.

The Servicer hereby represents and warrants as follows:

(a) Organization and Good Standing; Power and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and/or the conduct of its business and/or the performance of its obligations under the Transaction Documents to which it is a party requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or to obtain such license or approval would not reasonably be expected to have a Material Adverse Effect.

(c) Due Authorization. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

(d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Servicer, or any Contractual Obligation to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such Contractual Obligation (other than this Agreement or the Purchase Agreement), or (iii) violate any Applicable Law.

(e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

(f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

(g) No Proceedings. Except as previously disclosed to the Deal Agent in writing, there are no proceedings or investigations (formal or informal) pending or to the knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would (in the reasonable judgment of the Servicer) be expected to have a Material Adverse Effect.

(h) Reports Accurate. All Servicer Certificates, information, exhibits, financial statements, documents, books, Servicer Records or reports furnished or to be furnished by the Servicer to the Deal Agent or any other Secured Party in connection with this Agreement are and will be accurate, true and correct.

(i) Full Disclosure. No information delivered by or on behalf of the Servicer or any of their respective officers to any of the Secured Parties in connection with this Agreement was false or incorrect in any material respect when delivered in writing.

(j)~~(i)~~ No Servicer ~~Default~~Termination Event. No event has occurred and is continuing and no condition exists, or would result from a purchase in respect of any Investment or from the application of the proceeds therefrom, which constitutes or may reasonably be expected to constitute a Servicer ~~Default~~Termination Event.

(k)~~(j)~~ Material Adverse Change. Since ~~March~~December 31, ~~2005,~~2007, there has been no Material Adverse Change with respect to the ~~initial~~Initial Servicer.

(l)~~(k)~~ Credit and Collection Policy. Since ~~September 17, 2001,~~the Sixth Amendment Effective Date, there has been no material change in any Credit and Collection Policy of the ~~initial~~Initial Servicer other than in accordance with this Agreement. Since such date, no Material Adverse Change has occurred in the overall ~~collectibility~~collectability of the Loans. It has at all times complied with the Credit and Collection Policy with respect to each Loan.

Section 7.9. Covenants of the Servicer.

The Servicer hereby covenants that:

(a) Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Transferred Loans, the Related Property and Loan Documents or any part thereof.

(b) Preservation of Corporate Existence. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have, a Material Adverse Effect.

(c) Obligations with Respect to Loans. The Servicer will duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each Loan and will do nothing to impair the rights of the Borrower or the Deal Agent, as agent for the Secured Parties, or of the Secured Parties in, to and under the Collateral.

(d) Preservation of Security Interest. The Servicer on behalf of the Borrower will file (or cause the filing of) such financing and continuation statements and any other documents and take such other actions that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Deal Agent, as agent for the Secured Parties, in, to and under the Collateral.

(e) [Reserved].

(f) Change of Name or Location; Records. The Servicer (i) shall not change its name, move the location of its principal executive office or change its jurisdiction of incorporation, without 30 days’ prior written notice to the Borrower and the Deal Agent, and (ii) shall not move, or consent to the Collateral Custodian moving the Loan Documents without 30 days’ prior written notice to the Borrower and the Deal Agent and (iii) will promptly take all actions required by each relevant jurisdiction in order to continue the first priority perfected security interest of the Deal Agent, as agent for the Secured Parties, in all Collateral including delivery of an Opinion of Counsel.

(g) Credit and Collection Policy. The ~~initial~~Initial Servicer will (i) comply in all material respects with the Credit and Collection Policy in regard to each Loan and the Related Property included in the Collateral, including, without limitation and with regard to the Servicer, performing the Transferred Loan grading and asset valuation functions specified in Sections IV(D) and V of the Credit and Collection Policy on a quarterly basis, and (ii) furnish to the Deal Agent, prior to its effective date, prompt notice of any change in the Credit and Collection Policy ~~which~~that would in any manner materially affect or impair the ~~collectibility~~collectability of any Transferred Loan or the interests of any Lender. The ~~initial~~Initial Servicer will not agree to or otherwise permit any change in the Credit and Collection Policy ~~which~~that would in any manner materially and adversely affect or impair the ~~collectibility~~collectability of any Transferred Loan or the interests of any Lender, in each case without the prior written consent of the Deal Agent and each Lender Agent.

(h) Termination Events. The Servicer will furnish to the Deal Agent, as soon as possible and in any event within three Business Days after the occurrence of each Termination Event or Unmatured Termination Event, a written statement setting forth the details of such event and the action that the Servicer proposes to take with respect thereto.

(i) Extension or Amendment of Loans. The Servicer will not, except as otherwise permitted in Section 7.4(a), extend, amend or otherwise modify the terms of any Transferred Loan.

(j) Other. The Servicer will furnish to the Borrower, the Deal Agent and any Lender Agent such other information, documents records or reports respecting the Transferred Loans or the condition or operations, financial or otherwise of the Servicer as the Borrower, the Deal Agent and any Lender Agent may from time to time reasonably request in order to protect the respective interests of the Borrower, the Deal Agent or the other Secured Parties under or as contemplated by this Agreement.

(k) Agented Notes. Except as provided in Section 7.4(a), the Servicer and the Originator covenant that they shall not without the prior written consent of the Deal Agent (i) make or consent to any amendment or alteration of the terms of any Agented Note or related Loan Documents, including without limitation the payments due thereunder, (ii) undertake to release or authorize or consent to the release of any collateral or security for the Agented Notes except for any such release that is permitted or required by the terms of the related Loan Documents, (iii) accelerate or extend the maturity of any Agented Note or (iv) waive any claim against the Obligor or any applicable guarantor thereof, where the effect of any of the foregoing would have a material adverse effect on the Collateral, the Deal Agent or any other Secured Party.

(l) ~~Grade 2 Obligor. In the event that the Originator or an Affiliate thereof provides to any Obligor an Add-On Loan, the proceeds of which are intended to be used for the purpose of providing funds for the Obligor to make an interest and/or principal payment on an Eligible Loan issued to such Obligor, the Servicer shall designate such Obligor as a Grade 2 Obligor or a Grade 1 Obligor through the date that is one year after the date that such Add-On Loan is made; provided, that, this Section 7.9(l) shall not apply in connection with Add-On Loans that are part of a single plan of financing (regardless of when such plan of financing is actually funded) involving Add-On Loans to the Obligor by, in addition to the Originator, a Person who is neither the Originator nor an Affiliate thereof; provided, further, that, the restriction set forth in this Section 7.9(l) shall not apply after the date on which a subsequent Add-On Loan is made to the Obligor and neither the Originator nor an Affiliate thereof is a party to such subsequent Add-On Loan.~~[Reserved].

(m) Inspection of Records. The Servicer will, at any time and from time to time during regular business hours, as requested by the Deal Agent or any Lender Agent, permit the Deal Agent or any Lender Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Loans and the related Loan Documents and (ii) to visit the offices and properties of the Borrower, the Originator or the Servicer, as applicable, for the purpose of examining such materials described in clause (i), and to discuss matters relating to the Loans or the Borrower’s, the Originator ‘s or the Servicer’s performance hereunder, under the Loan Documents and under the other Transaction Documents to which such Person is a party with such officers, directors, employees or independent public accountants of the Borrower, the Originator or the Servicer, as applicable, as might reasonably be determined to have knowledge of such matters.

(n) Keeping of Records. The Servicer will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Loans and the related Loan Documents in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of all Loans (including records adequate to permit the daily identification of each new Loan and all Collections of and adjustments to each existing Loan). The Borrower shall give the Deal Agent prompt notice of any material change in its administrative and operating procedures referred to in the previous sentence.

(o) Compliance with Loans. The Servicer will (i) at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Loans and the related Loan Documents; and (ii) timely and fully comply in all material respects with the Credit and Collection Policy with respect to each Loan and the related Loan Document.

(p) Consolidation or Merger of the Servicer. The ~~initial~~Initial Servicer shall not consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person, unless, in the case of any such action (i) no Termination Event or Material Adverse Effect would occur or be reasonably likely to occur as a result of such transaction, (ii) the Deal Agent and each Lender Agent provides its prior written consent to such transaction and (iii) such Person executes and delivers to the Deal Agent an agreement by which such Person assumes the obligations of the Servicer hereunder and under the other Transaction Documents to which it is a party, or confirms that such obligations remain enforceable against it, together with such certificates and opinions of counsel as the Deal Agent may reasonably request.

(q) Compliance with Trust Agreement Accounting/Recordkeeping Requirements. The ~~initial~~Initial Servicer shall comply with, and not take any action, or permit or acquiesce in any action being taken which would have the effect, directly, or indirectly, of causing any breach of, the covenants of the ~~initial~~Initial Servicer set forth in Section 4.01(cc)-(gg) of the Borrower’s trust agreement. The Originator, individually and as the ~~initial~~Initial Servicer, agrees to take or refrain from taking or engaging in, with respect to the Borrower, each of the actions or activities specified in the “substantive consolidation” opinion of Winston & Strawn LLP (including any certificates attached thereto), delivered on the Closing Date, upon which the conclusions therein are based.

(r) Loan Register.

(i) The Servicer shall maintain with respect to each Noteless Loan a register (each, a “Loan Register”) in which it will record (v) the amount and Currency of such Loan, (w) the amount of any principal or interest due and payable or to become due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Loan received from the Obligor and each lender’s ratable share thereof, (y) the date of origination of such Loan and (z) the maturity date of such Loan. The entries made in each Loan Register maintained pursuant to this Section 7.9(r) shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of the Servicer to maintain any such Loan Register or any error therein shall not in any manner affect the obligations of the Obligor to repay the related Loans in accordance with their terms or any lender’s interest therein.

(ii) At any time a Noteless Loan is included as part of the Collateral pursuant to this Agreement, the Servicer shall deliver to the Collateral Custodian a copy of the related Loan Register, together with a copy of a certificate of a Responsible Officer of the Servicer certifying to the accuracy of such Loan Register as of the date such Loan is included as part of the Collateral.

Section 7.10. The Collateral Custodian.

(a) Appointment; Custodial Duties. The Borrower and the Deal Agent each hereby appoints Wells Fargo to act as Collateral Custodian hereunder, for the benefit of the Borrower, the Deal Agent and the other Secured Parties, as provided herein. Wells Fargo hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

The Collateral Custodian shall take and retain custody of the Loan Files delivered by the Borrower or on its behalf pursuant to Section 5.3 hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Deal Agent, as agent for the Secured Parties. Promptly upon receipt of the first Loan Document with respect to any Loan File, the Collateral Custodian shall deliver to the Deal Agent a custodial receipt in form of Exhibit J hereto. Within five Business Days of its receipt of any Loan File, the Collateral Custodian shall review the related Loan Documents to verify that each Loan Document listed on the related Loan Checklists for each Loan File has been received, is executed and has no missing or mutilated pages and that each Underlying Note (other than with respect to a Noteless Loan) with respect to each Transferred Loan is in original form, and to confirm (in reliance on the related Loan number and Obligor name) that such Loan is referenced on the related Loan List and shall, on or prior to the expiration of such period, deliver to the Deal Agent a certification in the form of Exhibit K hereto. If the Collateral Custodian receives any Loan Documents not accompanied by a Loan Checklist, it may request that the Servicer provide such a Loan Checklist before beginning its review. Except as described in the preceding sentence with respect to Underlying Notes, the Collateral Custodian may fulfill its obligations hereunder by accepting and reviewing copies of all Loan Documents in a Loan File. In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Loan Files hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file in a mutually acceptable electronic format that contains the related Loan List or that otherwise contains the Loan number and the name of the Obligor with respect to each related Loan. If, at the conclusion of such review, the Collateral Custodian shall determine that a Loan Document is not executed or in proper form on its face, that any Underlying Note is not in original form as required, that a Loan Document listed on a Loan Checklist for a Loan File is missing, that a Loan Document contained in the Loan File for a Loan is not referenced on any Loan Checklist for such Loan File, or that any promissory note or mortgage note is not endorsed in blank, the Collateral Custodian shall promptly notify the Borrower and the Deal Agent of such determination by providing an exception report to such Persons setting forth, with particularity, the lack of execution of such Loan Document(s), that such Loan Document(s) has missing or mutilated pages, that an original Underlying Note has not been delivered or the fact that such Loan was not referenced on the related Loan List, that a Loan Document listed on a Loan Checklist is missing or that a Loan Document contained in a Loan File was not referenced on a Loan Checklist for such Loan File or that any promissory note or mortgage note is not endorsed in blank. In addition, unless instructed otherwise in writing by the Borrower and the Deal Agent within ten days of the Collateral Custodian’s delivery of such report, the Collateral Custodian shall return any Loan File not referenced on such Loan List to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Loan File. On each Reporting Date, (or more frequently, at the request of the Deal Agent) the Collateral Custodian shall deliver to the Borrower and the Deal Agent a cumulative exception report listing all outstanding exceptions and indicating those exceptions which were removed since the last exception report.

In taking and retaining custody of the Loan Files, the Collateral Custodian shall be acting as the agent of the Deal Agent and the other Secured Parties; provided, that, the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Loan Files or the instruments therein; provided, further, that, the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein. All Loan Files shall be kept in fire-resistant vaults or cabinets at the locations specified on Schedule V attached hereto, or at such other office as shall be specified to the Deal Agent and the Borrower by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. All Loan Files shall be segregated with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Loan Files shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Loan Files are the sole property of Borrower, subject to the security interest of the Deal Agent, on behalf of the Secured Parties. In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar loan files that it holds as collateral custodian for others.

(b) Concerning the Collateral Custodian.

(i) Except for its willful misconduct, gross negligence or bad faith, the Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. Except for its willful misconduct, gross negligence or bad faith, the Collateral Custodian may rely conclusively on and shall be fully protected in acting upon the written instructions of any designated officer of the Deal Agent.

(ii) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct, gross negligence or bad faith.

(iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Loans or the Loan Documents, and will not be required to and will not make any representations as to the validity or value of any of the Loans. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

(v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

(vi) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

(vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Loans.

(c) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Transferred Loans, the Collateral Custodian is hereby authorized, upon receipt from the Servicer on behalf of the Borrower, of a written request for release of documents and receipt in the form annexed hereto as Exhibit L and upon receipt from the Deal Agent of its written consent to such request and receipt, to release to the Servicer the related Loan File or the documents set forth in such request and receipt to the Servicer; provided, however, that, notwithstanding the foregoing or any other provision of this Agreement, upon its receipt of written instructions from the Deal Agent, the Collateral Custodian shall cease releasing documents to the Servicer. All documents so released to the Servicer on behalf of the Borrower shall be held by the Servicer in trust for the benefit of the Borrower, the Deal Agent and the other Secured Parties, with respect to their respective interests, in accordance with the terms of this Agreement. The Servicer, on behalf of the Borrower, shall return to the Collateral Custodian the Loan File or other such documents when the Servicer’s need therefor in connection with such foreclosure or servicing no longer exists, unless the Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit L, the Servicer’s request and receipt submitted pursuant to the first sentence of this Section 7.10(c) shall be released by the Collateral Custodian to the Servicer. Notwithstanding anything in this Section 7.10(c) to the contrary, in no event shall the Collateral Custodian release any Loan File or part thereof to the Servicer for any reason without the Deal Agent’s prior written consent.

(d) Release for Payment. Upon receipt by the Collateral Custodian of the Servicer’s request for release of documents and receipt in the form annexed hereto as Exhibit L (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the appropriate Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Loan File to the Servicer, on behalf of the Borrower.

(e) Collateral Custodian Compensation. As compensation for its activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee from the Servicer. To the extent that such Collateral Custodian Fee is not paid by the Servicer, the Collateral Custodian shall be entitled to receive the unpaid balance of such Collateral Custodian Fee to the extent of funds available therefor pursuant to the provision of Sections 2.9(a)(1)(v) and 2.9(b)(v). The Collateral Custodian’s entitlement to receive the Collateral Custodian Fee (other than due and unpaid Collateral Custodian Fees owed through such date) shall cease on the earlier to occur of: (i) its removal as Collateral Custodian or (ii) the termination of this Agreement.

(f) Replacement of the Collateral Custodian. The Collateral Custodian may be replaced by the Borrower with the prior consent of the Deal Agent and each Lender Agent; provided, however, that no such replacement shall be effective until a replacement Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder and has received all Loan Files held by the previous Collateral Custodian.

(g) Release of Loan Documents Following a Lien Release Dividend. To the extent that portions of Transferred Loans are transferred pursuant to a Lien Release Dividend under Section 2.17 and such portions of Transferred Loans are part of a Permitted Transfer, the Collateral Custodian may, but only with the Deal Agent’s prior written consent, and upon terms and conditions satisfactory to the Deal Agent, including without limitation the execution by the servicer of such portions of such Transferred Loans of all such documents as the Deal Agent may require, release original Loan Documents (excluding the related original Underlying Note(s)) evidencing the portion of the Transferred Loan remaining as part of the Collateral) to the servicer of such portions of Transferred Loans for the purposes of enforcing or servicing such Loans in connection with a Permitted Transfer.

Section 7.11. Representations and Warranties of the Collateral Custodian.

The Collateral Custodian represents and warrants as follows:

(a) Organization and Good Standing. It is a national banking association duly organized, validly existing and in good standing under the laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b) Due Qualification. It is duly qualified to do business as a national banking association and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses or approval except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a Material Adverse Effect.

(c) Power and Authority. It has the power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to carry out their respective terms. It has duly authorized the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party by all requisite action.

(d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement and each other Transaction Document to which it is a party by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association, or any Contractual Obligation to which it is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation, or (iii) violate any Applicable Law.

(e) No Consents. No consent, approval, authorization, order, registration, filing, qualification, license or permit (collectively, the “Consents”) of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

(f) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

(g) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a Material Adverse Effect.

Section 7.12. Covenants of the Collateral Custodian.

The Collateral Custodian hereby covenants that:

(a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws.

(b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the laws of the United States.

(c) No Bankruptcy Petition. With respect to any Conduit Lender, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the payment in full of all amounts owing in respect of all outstanding Commercial Paper Notes issued by such Conduit Lender and, with respect to the Borrower, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the Collection Date, it will not institute against the Borrower or any Conduit Lender, or join any other Person in instituting against the Borrower or any Conduit Lender, any Insolvency Proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 7.12(c) will survive the termination of this Agreement.

(d) Loan Files. The Collateral Custodian will not dispose of any documents constituting the Loan Files in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Loan except as contemplated by this Agreement.

(e) Location of Loan Files. The Loan Files shall remain at all times in the possession of the Collateral Custodian at the address set forth on Annex A hereto unless notice of a different address is given in accordance with the terms hereof.

(f) No Changes in Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of the Deal Agent.

Section 7.13. The Backup Servicer.

(a) Appointment. The Borrower and the Deal Agent hereby appoint Wells Fargo to act as Backup Servicer for the benefit of the Borrower, the Deal Agent and the other Secured Parties in accordance with the terms of this Agreement. Wells Fargo hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

(b) Duties. On or before the initial Funding Date, and until the receipt by the Servicer of a Servicer Termination Notice, the Backup Servicer shall perform, on behalf of the Borrower and the Deal Agent and the other Secured Parties, the following duties and obligations:

(i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and in an agreed upon electronic format.

(ii) Not later than 12:00 noon (Charlotte, North Carolina time) on each Reporting Date, the Servicer shall provide to the Backup Servicer and the Backup Servicer shall accept delivery of tape in an agreed upon electronic format (the “Tape”) from the Servicer, which shall include but not be limited to the following information: (x) for each Transferred Loan, the name and number of the related borrower, the collection status, the Loan status, the date of each Scheduled Payment and the Outstanding Loan Balance and (y) the Aggregate Outstanding Loan Balance.

(iii) Prior to the related Payment Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the Availability and the unused portion of the Alternative Currency Sub-Limit, (B) the Aggregate Outstanding Loan Balance and the amount of such Aggregate Outstanding Loan Balance denominated in each Alternative Currency, (C) the Backup Servicer Fee, (D) the

Loans that are 30 or more days Delinquent (other than Defaulted Loans and Charged-Off Loans), (E) the Defaulted Loans (other than Charged-Off Loans), (F) the Charged-Off Loans, (G) the Portfolio Yield, (H) the Rolling Three-Month Portfolio Yield, (I) the Rolling Three-Month Default Ratio, (J) the Rolling Three-Month Charged-Off Ratio and (K) the Rolling Twelve-Month Portfolio Charged-Off Ratio. The Backup Servicer shall notify the Deal Agent, the Borrower and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date.

(iv) If the Borrower or the Servicer disagrees with the report provided under Section 7.13(b)(iii) by the Backup Servicer or if the Borrower or the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Borrower or the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Borrower or the Servicer if possible, and notify the Deal Agent of the resolution thereof. The Borrower and the Servicer hereby agree to cooperate at their own expense, with the Backup Servicer in reconciling any discrepancies herein. If within twenty (20) days after the delivery of the report provided under Section 7.13(b)(iii) by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Borrower and the Deal Agent of the continued existence of such discrepancy. Following receipt of such notice by the Deal Agent, the Servicer shall deliver to the Borrower, the Deal Agent, the Secured Parties and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

With respect to the duties described in this Section 7.13(b), in the absence of bad faith or gross negligence, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

(c) Transition to Servicer Role. After the receipt by the Servicer of an effective Servicer Termination Notice, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Loans or otherwise, shall pass to and be vested in the Backup Servicer, subject to and in accordance with the provisions of Section 7.26, as long as the Backup Servicer is not prohibited by Applicable Law from fulfilling the same, as evidenced by an Opinion of Counsel; provided, however, that the Backup Servicer shall not assume any responsibilities of the Servicer with respect to any Loans of an Obligor located outside the United States.

(d) Merger or Consolidation. Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

(e) Backup Servicing Compensation. As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicer Fee from the Servicer. To the extent such Backup Servicer Fee is not paid by the Servicer, the Backup Servicer shall be entitled to receive the unpaid balance of its Backup Servicer Fee to the extent of funds available therefor pursuant to the provision of Sections 2.9(a)(1)(iv) and 2.9(b)(iv). The Backup Servicer’s entitlement to receive the Backup Servicer Fee (other than due and unpaid Backup Servicer Fees owed through such date) shall cease on the earliest to occur of: (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer, or (iii) the termination of this Agreement.

(f) Backup Servicer Removal. The Backup Servicer may be removed with or without cause by the Deal Agent, or by the Borrower with the prior written approval of the Deal Agent by notice given in writing to the Backup Servicer. In the event of any such removal, a replacement Backup Servicer may be appointed by (i) the Borrower, acting with the written consent of the Deal Agent or (ii) if no such replacement is appointed within 30 days following such removal, by the Deal Agent.

(g) Scope of Backup Servicing Duties. The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or bad faith of it or them or the failure to perform materially in accordance with this Agreement.

(h) Limitation on Liability. Except for its willful misconduct, gross negligence or bad faith, the Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Borrower, the Deal Agent, the Collateral Custodian, the Backup Servicer and the other Secured Parties each agree to look only to the Servicer to perform such obligations. Except for its willful misconduct, gross negligence or bad faith, the Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. Except for its gross negligence or bad faith, the Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup

Servicer from any third party, (iii) the invalidity or unenforceability of any Loan or Loan Document under Applicable Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Loan, or (v) the acts or omissions of any successor Backup Servicer.

Section 7.14. Representations and Warranties of the Backup Servicer.

The Backup Servicer hereby represents and warrants as follows:

(a) Organization and Good Standing. It is a national banking association duly organized, validly existing and in good standing under the laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b) Due Qualification. The Backup Servicer is duly qualified to do business as a national banking association and is in good standing, and have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and the conduct of its business requires such qualification, licenses or approvals except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a Material Adverse Effect.

(c) Power and Authority. It has the power and authority to execute and deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

(d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association or any Contractual Obligation by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation (other than the Agreement), or (iii) violate any Applicable Law.

(e) No Consents. No Consents of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

(f) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

(g) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a Material Adverse Effect.

Section 7.15. Covenants of the Backup Servicer.

The Backup Servicer hereby covenants that:

(a) Compliance with Law. The Backup Servicer will comply in all material respects with all Applicable Laws.

(b) Preservation of Existence. The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the laws of the United States.

(c) No Bankruptcy Petition. With respect to any Conduit Lender, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the payment in full of all amounts owing in respect of all outstanding Commercial Paper Notes issued by such Conduit Lender and with respect to the Borrower, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the Collection Date, the Backup Servicer will not institute against the Borrower or any Conduit Lender, or join any other Person in instituting against the Borrower or any Conduit Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 7.15(c) will survive the termination of this Agreement.

(d) No Changes in Backup Servicer Fee. The Backup Servicer will not make any changes to Backup Servicer Fee set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of the Deal Agent.

Section 7.16. Payment of Certain Expenses by the Servicer and the Borrower.

(a) The Servicer will be required to pay all fees and expenses incurred by it in connection with the transactions and activities contemplated by this Agreement, including fees and disbursements of legal counsel and independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. In consideration for the payment by the Borrower of the Senior Servicing Fee and the Subordinated Servicing Fee, the Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Accounts and the Backup Servicer Fee and Collateral Custodian Fee pursuant to the Backup Servicer and Collateral Custodian Fee Letter. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Senior Servicing Fee and the Subordinated Servicing Fee.

(b) The Borrower will be required to pay all reasonable fees and expenses incurred by the Deal Agent in connection with the transactions and activities contemplated by this Agreement, including reasonable fees and disbursements of legal counsel and independent accountants.

Section 7.17. Reports.

(a) Monthly Report. With respect to each Determination Date and the related Collection Period, the Servicer will provide to the Borrower, the Backup Servicer, the Deal Agent and each Lender Agent, on the related Reporting Date, a monthly statement (a “Monthly Report”), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit E. Except as otherwise set forth herein, the Backup Servicer shall have no obligation to review any information in the Monthly Report.

(b) Servicer’s Certificate. Together with each Monthly Report required by Section 7.17(a), the Servicer shall submit to the Borrower, the Backup Servicer, the Deal Agent and each Lender Agent a certificate substantially in the form of Exhibit F (a “Servicer’s Certificate”), signed by a Responsible Officer of the Servicer, which shall include a certification by such Responsible Officer that no Termination Event or Unmatured Termination Event has occurred and is continuing. Except as otherwise set forth herein, the Backup Servicer shall have no duty to review any information set forth in the Servicer’s Certificate.

(c) Calculation of Borrowing Base and Advance Rates. The Servicer shall, on and as of each Measurement Date, recalculate the Borrowing Base (including all components thereof) and the Advance Rate for each Loan included in the Collateral and provide written notice of such recalculations along with a Microsoft Excel spreadsheet confirming such recalculations to the Deal Agent and each Lender Agent.

(d) Calculation of LTV. The Servicer shall, on and as of each Measurement Date, recalculate the LTV of each Loan included in the Collateral based on the enterprise value of the related Obligor, as determined in good faith by the Originator during its most recent quarterly valuation process.

(e)~~(c)~~ Financial Statements. The Servicer will submit to the Borrower, the Backup Servicer, the Deal Agent and each Lender Agent, within 45 days following the end of each of the Servicer’s fiscal quarters (other than the final fiscal quarter), commencing for the fiscal quarter ending on September 30, 2005, unaudited financial statements of the Servicer (including an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer shall submit to the Borrower, the Deal Agent and each Lender Agent, within 90 days following the end of the Servicer’s fiscal year, commencing with the fiscal year ending on December 31, 2005, annual audited financial statements as of the end of such fiscal year. Except as otherwise set forth herein, the Backup Servicer shall have no duty to review any of the financial information set forth in such financial statements.

Section 7.18. Annual Statement as to Compliance.

The Servicer will provide to the Borrower, the Backup Servicer, the Deal Agent and each Lender Agent, within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2005, an annual report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer’s performance pursuant to this Agreement, for the period ending on the last day of such fiscal year has been made under such Responsible Officer’s supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Termination Event has occurred and is continuing (or if a Servicer Termination Event has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Termination Event occurred during such year and no notice thereof has been given to the Deal Agent, specifying such Servicer Termination Event and the steps taken to remedy such event).

Section 7.19. Annual Independent Public Accountant’s Servicing Reports.

The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Borrower, the Deal Agent and each Lender Agent (with a copy to the Backup Servicer), within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2005, (i) a report relating to such fiscal year to the effect that (A) such firm has reviewed certain documents and records relating to the servicing of the Transferred Loans, and (B) based on such examination, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm’s report and (ii) a report covering such fiscal year to the effect that such accountants have applied certain agreed-upon procedures (which procedures shall not be amended from those procedures in effect as of the Closing Date without the prior approval of the Borrower and the Deal Agent) to certain documents and records relating to the servicing of Transferred Loans under this Agreement, compared the information contained in the Monthly Reports and the Servicer’s Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

Section 7.20. ~~Limitation on Liability of the Servicer and Others.~~[Reserved].

~~Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Borrower, the Deal Agent, the other Secured Parties or any other Person for any action taken or for refraining from the taking of any action expressly provided for in this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its failure to perform materially in accordance with this Agreement.~~

~~The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Loans in accordance with this Agreement that in its reasonable opinion may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Loans and the Related Property that it may reasonably deem necessary or appropriate for the benefit of the Borrower and the Secured Parties with respect to this Agreement and the rights and duties of the parties hereto and the respective interests of the Borrower and the Secured Parties hereunder.~~

Section 7.21. The Servicer, the Backup Servicer and the Collateral Custodian Not to Resign.

None of the Servicer, the Backup Servicer or the Collateral Custodian shall resign from the obligations and duties hereby imposed on such Person except upon such Person’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that such Person could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Servicer, the Backup Servicer or the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Borrower and the Deal Agent. No such resignation shall become effective until a successor shall have assumed the responsibilities and obligations of such Person in according with the terms of this Agreement.

Section 7.22. Access to Certain Documentation and Information Regarding the Loans.

The Borrower, the Servicer or the Collateral Custodian, as applicable, shall provide to the Deal Agent and each Lender Agent access to the Loan Documents and all other documentation regarding the Loans included as part of the Collateral and the Related Property in such cases where the Deal Agent and each Lender Agent is required in connection with the enforcement of the rights or interests of the Lenders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Servicer’s and the Collateral Custodian’s normal security and confidentiality procedures. From and after the Closing Date and periodically thereafter at the discretion of the Deal Agent and each Lender Agent, the Deal Agent and each Lender Agent or their respective agents may review the Borrower’s and the Servicer’s collection and administration of the Transferred Loans in order to assess compliance by the Servicer with the Servicer’s written policies and procedures, as well as with this Agreement and may conduct an audit of the Loans, Loan Documents and Records in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The Borrower shall bear the cost of such audits; provided, however, that prior to the date on which a Termination Event shall have occurred and be continuing, the Borrower shall not be required to bear the cost of more than two audits in any 12-month period; and provided, further, that each Lender Agent agrees to cooperate with the Deal Agent in coordinating the timing and scope of such audits.

Section 7.23. [Reserved].

Section 7.24. Identification of Records.

The Servicer shall clearly and unambiguously identify each Loan that is part of the Collateral and the Related Property in its computer or other records to reflect that the interest in such Loans and Related Property have been transferred to and are owned by the Borrower and that the Deal Agent, as agent for the Secured Parties, has the interest therein Granted by Borrower pursuant to this Agreement.

Section 7.25. Servicer Termination Events.

If any one of the following events (a “Servicer Termination Event”) shall occur and be continuing on any date:

(a) any failure by the Servicer to remit Collections to the Collection Account when due, to make any payment, transfer or deposit or to give instructions or notice to the Borrower, the Deal Agent or any Lender Agent as required by this Agreement, or to deliver any Required Reports hereunder on or before the date occurring two (2) Business Days after the date such payment, transfer, deposit, instruction of notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

(b) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Transaction Document to which it is a party as Servicer that continues unremedied for a period of thirty (30) days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Deal Agent or the Borrower and (ii) the date on which an officer of the Servicer becomes aware thereof; or

(c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made in any material respect, and that continues to be unremedied for a period of thirty (30) days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Deal Agent or the Borrower and (ii) the date on which the Servicer becomes aware thereof; or

(d) the Servicer shall fail in any material respect to service the Transferred Loans in accordance with the Credit and Collection Policy; or

(e) an Insolvency Event shall occur with respect to the Servicer or any of its Affiliates; or

(f) the Servicer agrees to or otherwise permits any change in the Credit and Collection Policy ~~which~~that would in any manner materially and adversely affect or impair the ~~collectibility~~collectability of any Transferred Loan or the interests of any Lender without the prior written consent of the Deal Agent and each Lender Agent; or

(g) any financial or asset information reasonably requested by the Deal Agent or the other Secured Parties as provided herein is not provided as requested within five Business Days of the receipt by the Servicer of such request; or

(h) one or more judgments, orders, decrees or arbitration awards shall be entered against the Servicer involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $15,000,000 or more and all such judgments, orders, decrees or arbitration awards shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

(i) the Servicer fails to make any payment of any principal of or any interest on any debt or other obligations (including obligations incurred under facilities similar in nature to this Agreement) when due (after giving effect to any periods of grace) which is outstanding in a principal amount of more than $15,000,000 in the aggregate, or any event or condition occurs that would permit acceleration of such debt or other obligations if such event or condition has not been waived; or

(j) the Servicer fails to maintain a minimum Consolidated Tangible Net Worth, determined as of the last day of each of the Servicer’s fiscal quarter, ~~of at least $3,500,000,000~~equal to the greater of (i) the minimum Consolidated Tangible Net Worth as specified and required by the financial covenants under the credit agreement for the unsecured revolving credit facility by and among American Capital, Ltd. (f/k/a American Capital Strategies, Ltd.) as borrower, the several banks and other financial institutions from time to time parties thereto, Wachovia Bank, National Association, as administrative agent, swingline lender and issuing lender, and Branch Banking and Trust Company as issuing lender, dated as of May 16, 2007 (as such credit agreement may be amended, modified, waived, supplemented or restated from time to time) and (ii) $4,200,000,000 plus seventy-five (75%) percent of any cumulative net proceeds of capital stock and/or conversion of debt received at any time after December 31, ~~2006~~2007 (less any shares that are repurchased by the Servicer after the Closing Date in an aggregate amount up to but not exceeding $500,000,000); or

(k) any Change-in-Control of the Servicer is made without the prior written consent of the Borrower and the Deal Agent; or

(l) the Servicer shall fail to maintain its status as a business development company or as a registered investment company under the 1940 Act; or

(m) the Rolling Twelve-Month Portfolio ~~Charge-Off Ratio shall exceed 10.0~~Charged-Off Ratio shall exceed 9.0%; provided, however, that if the Rolling Twelve-Month Portfolio Charged-Off Ratio is less than 7.0% on the six consecutive Determination Dates following the Sixth Amendment Effective Date, then thereafter it shall be a Servicer Termination Event when the Rolling Twelve-Month Portfolio Charged-Off Ratio shall exceed 8.5%; or

(n) any senior unsecured issuer or debt rating of the Servicer shall be downgraded below BB (or its equivalent) by any rating agency;

then notwithstanding anything herein to the contrary, so long as any such Servicer Termination Events shall not have been remedied at the expiration of any applicable cure period, the Deal Agent, by written notice to the Servicer and the Backup Servicer (a “Servicer Termination Notice”), may, subject to the provisions of Section 7.26, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. The Borrower shall pay all reasonable set-up and conversion costs associated with the transfer of servicing rights to the Successor Servicer.

Section 7.26. Appointment of Successor Servicer.

(a) On and after the receipt by the Servicer of a Servicer Termination Notice ~~pursuant to Section 7.25,~~, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Deal Agent to the Servicer and the Backup Servicer in writing. The Deal Agent may at the time described in the immediately preceding sentence, in its sole discretion, appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer; provided, however, that any successor Servicer shall not (i) be responsible or liable for any past actions or omissions of the outgoing Servicer or (ii) be obligated to make Servicer Advances or (iii) have any liability or obligation with respect to any Servicer indemnification obligations of any prior servicer including the ~~initial~~Initial Servicer. In the event that the Deal Agent does not so appoint the Backup Servicer, there is no Backup Servicer or the Backup Servicer is unwilling or unable to assume such obligations on such date, the Required Lenders shall as promptly as possible appoint a successor servicer (in such capacity, the “Successor Servicer”)~~,~~ and, subject to Section 7.26(b), such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Deal Agent. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Deal Agent shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than U.S. $100,000,000 and whose regular business includes the servicing of Loans as the Successor Servicer hereunder.

(b) As a condition to its appointment as Servicer hereunder, each Successor Servicer shall enter into an agreement with the Deal Agent (as Deal Agent and on behalf of the Secured Parties) setting forth such terms and conditions as agreed to between the Deal Agent and such Successor Servicer, and approved by the Required Lenders, which terms and conditions shall control over and/or modify any conflicting terms and conditions set forth in this Agreement.

(c)~~(b)~~ Upon its appointment as successor to the Servicer, the Backup Servicer (subject to Section 7.26(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer (except as otherwise expressly provided for herein) with respect to servicing functions under this Agreement, shall assume all Servicing Duties hereunder and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable. Any Successor Servicer shall be entitled, with the prior consent of the Deal Agent, to appoint agents to provide some or all of its duties hereunder, provided that no such appointment shall relieve such Successor Servicer of the duties and obligations of the Successor Servicer pursuant to the terms hereof and that any such subcontract may be terminated upon the occurrence of a Servicer Termination Event.

(d)~~(c)~~ All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Servicer under this Agreement and shall pass to and be vested in the Successor Servicer, and, without limitation, the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Collateral.

(e)~~(d)~~ Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this Section 7.26, the Backup Servicer will promptly begin the transition to its role as Servicer.

(f)~~(e)~~ The Backup Servicer shall be entitled to receive its reasonable costs incurred in transitioning to Servicer.

(g)~~(f)~~ Notwithstanding anything contained in this Agreement to the contrary, any successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Loans (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, except, in all cases, where audit, examination or other inquiry would be required in the exercise of reasonable care or the degree of skill and attention the successor Servicer exercises with respect to all comparable loans that it services for itself and others, and the successor Servicer shall have no liability for the acts and omissions of the prior Servicer; provided, however, that if any successor Servicer discovers any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) in any Predecessor Servicer Work Product, then such successor Servicer shall use its best commercially reasonable efforts to correct such Errors. Wells Fargo agrees to use its best efforts to prevent further errors, inaccuracies or omissions relating to Errors (collectively, “Continued Errors”) previously discovered by the successor Servicer and shall, with the prior consent of the Deal Agent, use its best commercially reasonable efforts to reconstruct and reconcile such data to correct such Errors and Continued Errors and to prevent future Continued Errors. The successor Servicer shall be entitled to recover its costs incurred pursuant to this Section 7.26(~~f~~g).

Section 7.27. Market Servicing Fee.

Notwithstanding anything to the contrary herein, in the event that a Successor Servicer is appointed, the Senior Servicing Fee shall equal the market rate for comparable servicing duties to be fixed upon the date of such appointment by such Successor Servicer with the consent of the Deal Agent; in the event that the Backup Servicer becomes the Successor Servicer, the Backup Servicer shall solicit three bids, with a copy to the Borrower and the Deal Agent, from not less than three entities experienced in the servicing of loans similar to the Loans and that are not Affiliates of the Backup Servicer, the Servicer or the Borrower, and the Senior Servicing Fee shall be equal to the average of the fees proposed as determined by the Backup Servicer with the consent of the Deal Agent (the “Market Servicing Fee”).

ARTICLE VIII

SECURITY INTEREST

Section 8.1. Grant of Security Interest.

(a) The parties hereto intend that this Agreement constitute a security agreement and the transactions effected hereby constitute secured loans by the Secured Parties to the Borrower under Applicable Law. For such purpose, the Borrower hereby Grants as of the Closing Date to the Deal Agent, as agent for the Secured Parties, a lien and continuing security interest in all of the Borrower’s right, title and interest in, to and under (but none of the obligations under) all Collateral (including any Hedging Agreements), whether now existing or hereafter arising or acquired by the Borrower, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent. The Grant of a security interest under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Deal Agent or any of the other Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the Originator and the Borrower shall remain liable under the Transferred Loans and related Collateral to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Deal Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Originator and the Borrower from any of its duties or obligations under the Transferred Loans and other Collateral, and (iii) none of the Deal Agent nor any other Secured Party shall have any obligations or liability under the Loans and other Collateral by reason of this Agreement, nor shall the Deal Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(b) The Borrower and the Deal Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest Granted hereby in the Collateral constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising.

Section 8.2. Release of Lien on Loans.

If no Termination Event or Unmatured Termination Event has occurred and is continuing, at the same time as (i) any Transferred Loan included in the Collateral expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the appropriate Collection Account, (ii) any Transferred Loan becomes a Prepaid Loan and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the appropriate Collection Account, (iii) such Transferred Loan is replaced in accordance with Section 2.19(a), (iv) such Transferred Loan is repurchased in accordance with Section 2.19(b) or 2.4(c), (v)

such Transferred Loan is subject to a Lien Release Dividend in accordance with Section 2.17, or (vi) this Agreement terminates in accordance with Section 12.6, the Deal Agent, as agent for the Secured Parties, will be deemed to automatically release its interest in such Loan without representation or warranty express or implied. In connection with any such prepayment, release or substitution, the Deal Agent, as agent for the Secured Parties will, after the deposit by the Servicer of the Proceeds of such event into the appropriate Collection Account, at the sole expense of the Servicer, execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect the release and transfer of the Related Property if such Related Property is not also serving as Collateral to secure the repayment of another Transferred Loan; provided, that, the Deal Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Related Property in connection with such prepayment, release or substitution. Nothing in this Section 8.2 shall diminish the Servicer’s obligations pursuant to Section 7.6 with respect to the Proceeds of any such sale.

Section 8.3. [Reserved].

Section 8.4. Further Assurances.

The provisions of Section 12.12 shall apply to the security interest granted under Section 8.1 as well as to the Advances~~,~~ and Swingline Advances ~~and Alternative Currency Swingline Advances~~ hereunder.

Section 8.5. Remedies.

Upon the occurrence of a Termination Event, the Deal Agent and the other Secured Parties shall have, with respect to the Collateral granted pursuant to Section 8.1, and in addition to all other rights and remedies available to the Deal Agent and the other Secured Parties under this Agreement or other Applicable Law, all rights and remedies of a secured party upon default under the UCC.

Section 8.6. Waiver of Certain Laws.

Each of the Borrower and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the Secured Parties thereof, and each of the Borrower and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Deal Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Deal Agent or such court may determine.

Section 8.7. Power of Attorney.

Each of the Borrower and the Servicer, upon the occurrence and during the continuance of a Termination Event, hereby irrevocably appoints the Deal Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Agreement, including without limitation the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document (including any Hedging Agreement). Nevertheless, if so requested by the Deal Agent, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Deal Agent all proper bills of sale, assignments, releases and other instruments as may be designated in any such request. The appointment by each of the Servicer and the Borrower of the Deal Agent as its attorney-in-fact shall be evidenced by its execution and delivery of a Power of Attorney substantially in the form of Exhibit Q-1 and Q-2, respectively.

ARTICLE IX

TERMINATION EVENTS

Section 9.1. Termination Events.

If any of the following events (each, a “Termination Event”) shall occur and be continuing:

(a) the Borrower shall default in the payment of any amount required to be made under the terms of this Agreement and such failure continues unremedied for a period of three Business Days after the due date set forth herein for such payment, or if no due date is specified, such failure continues for a period of twenty (20) days after written request for such payment has been made; or

(b) the amount described in clause (ii) of the definition of Availability shall exceed the amount described in clause (i) of the definition of Availability for more than three Business Days, or the aggregate amount of all Advances Outstanding in Alternative Currencies exceeds ~~105~~103% of the Alternative Currency Sub-Limit, for more than five Business Days; or

(c)(i) the Borrower shall fail to perform or observe in any material respect any other covenant or other agreement of the Borrower set forth in this Agreement or any other Transaction Document to which it is a party, or (ii) the Originator shall fail to perform or observe in any material respect any term, covenant or agreement of the Originator set forth in any Transaction Document to which it is a party, in each case when such failure continues unremedied for more than twenty (20) days after written notice thereof shall have been given by the Deal Agent or any other Secured Party to such Person; or

(d) any representation or warranty made or deemed made hereunder shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such incorrect representation or warranty shall not have been eliminated or otherwise cured within a period of twenty (20) days after written notice thereof shall have been given by the Deal Agent or any other Secured Party to the Borrower; or

(e) an Insolvency Event shall occur with respect to the Borrower; or

(f) a Servicer Termination Event occurs; or

(g) any Change-in-Control of the Borrower or the Originator occurs; or

(h) the Borrower or the Originator fails to make any payment of any principal of or any interest on any debt or other obligations when due (upon receiving a notice of default and after giving effect to any periods of grace) which is outstanding in a principal amount of more than $100,000 in the aggregate in the case of the Borrower or more than $15,000,000 in the aggregate in the case of the Originator, or any event or condition occurs that would permit acceleration of such debt or other obligations if such event or condition has occurred, whether or not ~~been~~ waived, and the Borrower or the Originator has received a notice of default regarding the occurrence of such event or condition; or

(i) the Deal Agent, as agent for the Secured Parties, shall fail for any reason to have a valid and perfected first priority security interest in any of the Collateral; or

(j) one or more judgments, orders, decrees or arbitration awards shall be entered against the Originator or the Borrower involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $15,000,000 or $100,000, respectively, or more and all such judgments, orders, decrees or arbitration awards shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(k) the Borrower or the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recession of or to the Credit and Collection Policy in whole or in part that could have a material adverse effect upon the Loans or interest of any Lender, without the prior written consent of the Deal Agent and each Lender Agent; or

(l) on any day, either (i) the aggregate Hedge Notional Amount is less than the product of the Hedge Percentage on such day and the Hedge Amount on that day, or (ii) any Hedge Transaction fails to meet the requirements set forth in Section 5.2(a) and such failure continues and is not remedied within five (5) days after the next Reporting Date; or

(m) the Aggregate Net Mark to Market Amount exceeds $15,000,000 for two consecutive Determination Dates; or

(n) on any Determination Date, the Rolling Three-Month Portfolio Yield does not equal or exceed Minimum Portfolio Yield ~~and such failure continues for a period of 15 consecutive days~~; or

(o) the Rolling Three-Month Default Ratio shall exceed ~~5.0~~3%; or

(p) the Rolling Three-Month Charged-Off Ratio shall exceed ~~2.5~~2.25%; or

(q) as of any date a majority of the Board of Directors of the Originator consists of individuals who were not either (A) directors of the Originator as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Originator of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Originator of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

(r) the Borrower shall become required to register as an “investment company” under the 1940 Act or the arrangements contemplated by the Transaction Documents shall require registration as an “investment company” within the meaning of the 1940 Act or any rules, regulations or orders issued by the SEC thereunder; or

(s) the business and other activities of the Borrower or the Originator, including but not limited to, the acceptance of the Advances~~,~~ or the Swingline Advances ~~or Alternative Currency Swingline Advances~~ by the Borrower made by the Lenders, the application and use of the proceeds thereof by the Borrower and the consummation and conduct of the transactions contemplated by the Transaction Documents to which the Borrower or the Originator is a party result in a violation by the Originator, the Borrower, or any other person or entity of the 1940 Act or the rules and regulations promulgated thereunder; or

(t) a Material Adverse Change in the operations of the Borrower shall occur; or

(u) a change in any binding law or any rule or regulation having the force of law shall occur, which would cause the legal conclusions made in the true sale, non-consolidation and perfection opinions delivered in connection with the Transaction Documents to be incorrect.

Section 9.2. Remedies.

(a) ~~then, and in any such event~~Upon the occurrence of a Termination Event, the Deal Agent may, with the consent of the Required Lenders, and shall, at the direction of the Required Lenders, by notice to the Borrower, declare the Termination Date to have occurred, without demand, protest or future notice of any kind, all of which are hereby expressly waived by the Borrower, and all Obligations owing by the Borrower under this Agreement shall be accelerated and become immediately due and payable; provided, that, in the event that the Termination Event described in Section 9.1(e) herein has occurred, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. ~~Upon any such declaration or automatic occurrence of the Termination Date, no Advances, Swingline Advances or Alternative Currency Swingline Advances will be made, and the Deal Agent and the other Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, including the right to sell the Collateral, which rights and remedies shall be cumulative. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Deal Agent and the Secured Parties otherwise available under any provision of this Agreement by operation of law, at equity or otherwise, each of which are expressly preserved.~~

(b) Upon the occurrence of any Termination Event described in Section 9.1, no Advances or Swingline Advances will thereafter be made. After the declaration or occurrence of the Termination Date in accordance with Section 9.2(a), the Amortization Period shall commence and the Deal Agent shall, on each Payment Date thereafter, make payments in accordance with the provisions of Section 2.9(b), and the Deal Agent and the other Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, including the right to sell the Collateral, which rights and remedies shall be cumulative.

(c) Upon the declaration or occurrence of the Termination Date, the Revolving Period shall end and the Amortization Period shall commence. For the avoidance of doubt, the occurrence of a Termination Date as defined in clauses (a) through (c), inclusive, of the definition of “Termination Date” shall constitute a Termination Date for the purposes of this Section 9.2. On and after the declaration or occurrence of a Termination Date, the Deal Agent (on behalf of the Secured Parties) may, and at the direction of the Required Lenders shall, pursue any right or remedy available under this Agreement, the UCC of each applicable jurisdiction and any Applicable Law or otherwise, which includes the right to liquidate the Loans in an amount necessary to reduce the Obligations to zero. The Borrower and the Servicer hereby agree that they will, at the Servicer’s expense and at the direction of the Deal Agent, forthwith, (i) assemble all or any part of the Collateral as directed by the Deal Agent, and make the same available to the Deal Agent, at a place to be designated by the Deal Agent, and (ii) without notice except as specified below, sell the Collateral or any part thereof upon such terms, in such lots, to such buyers, and according to such other instructions as the Deal Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, ten days notice to the Borrower of any sale hereunder shall constitute reasonable notification. All cash Proceeds received in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral (after payment of any amounts incurred by the Deal Agent or any of the Secured Parties in connection with such sale) shall be deposited into the Collection Account and to be applied pursuant to Section 2.9(b) or otherwise in such order as the Deal Agent shall elect in its discretion.

(d) Prior to any sale conducted pursuant to Section 9.2(c), the Originator shall have the right of first refusal to repurchase the Collateral, in whole but not in part, at a price not less than the sum of: (i) the Advances Outstanding, (ii) any accrued and payable Interest, (iii) any Breakage Costs and Hedge Breakage Costs, in each case if applicable, and (iv) any other costs and fees due and payable under the Transaction Documents. The Originator’s right of first refusal hereunder shall terminate not later than 4:00 p.m. on the second Business Day following the Business Day on which the Originator receives notice of the Deal Agent’s election to sell such Collateral, such notice to attach copies of all eligible bids received by the Deal Agent in respect of such Collateral.

(e) The rights and remedies of this Section 9.2 shall be without limitation, and shall be in addition to all other rights and remedies of the Deal Agent and the Secured Parties otherwise available under any provision of this Agreement by operation of law, at equity or otherwise, each of which are expressly preserved.

ARTICLE X

INDEMNIFICATION

Section 10.1. Indemnities by the Borrower.

(a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Deal Agent, the Backup Servicer, the Collateral Custodian, any other Secured Party or its assignee and each of their respective Affiliates and officers, directors, employees and agents thereof (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by, any such Indemnified Party or other non-monetary damages of any such Indemnified Party arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party. Without limiting the foregoing, the Borrower shall indemnify the Indemnified Parties for Indemnified Amounts relating to or resulting from:

(i) any Transferred Loan treated as or represented by the Borrower to be an Eligible Loan that is not at the applicable time an Eligible Loan;

(ii) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

(iii) the failure by the Borrower or the Servicer to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law with respect to any Transferred Loan comprising a portion of the Collateral, or the nonconformity of any Transferred Loan or any Related Property with any such Applicable Law or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Transferred Loans included as a part of the Collateral;

(iv) the failure to vest and maintain vested in the Deal Agent, as agent for the Secured Parties, a first priority perfected security interest in the Collateral;

(v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Collateral whether at the time of any Advance~~,~~ or Swingline Advance ~~or Alternative Currency Swingline Advance~~ or at any subsequent time and as required by the Transaction Documents;

(vi) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Transferred Loan included as part of the Collateral that is, or is purported to be, an Eligible Loan (including, without limitation, a defense based on the Transferred Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

(vii) any failure of the Borrower or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Transferred Loans;

(viii) any products liability claim or environmental liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Related Property, merchandise or services that are the subject of any Transferred Loan included as part of the Collateral or the Related Property included as part of the Collateral;

(ix) the failure by Borrower to pay when due any Taxes for which the Borrower is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;

(x) any repayment by the Deal Agent or another Secured Party of any amount previously distributed in reduction of Advances Outstanding, the Swingline Advances outstanding~~, the Alternative Currency Swingline Advances outstanding~~ or payment of Interest or any other amount due hereunder or under any Hedging Agreement, in each case which amount the Deal Agent or another Secured Party believes in good faith is required to be repaid;

(xi) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances, Swingline Advances~~, Alternative Currency Swingline Advances~~ or in respect of any Transferred Loan included as part of the Collateral or the Related Property included as part of the Collateral;

(xii) any failure by the Borrower to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Borrower of any Transferred Loan or the Related Property or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xiii) the failure of the Borrower, the Originator or any of their respective agents or representatives to remit to the Servicer or the Deal Agent, Collections on the Collateral remitted to the Borrower or any such agent or representative in accordance with the terms hereof or the commingling by the Borrower or any Affiliate of any collections;

(xiv) the failure by the Borrower to comply with any of the covenants relating to the Hedging Agreements in accordance with the Transaction Documents; or

(xv) fluctuations in an Alternative Currency which a Lender may sustain as a consequence of the payment of any Advance Outstanding in an Alternative Currency (including as a result of any mandatory prepayment hereunder or the occurrence of a Termination Event or the Termination Date) other than in the Alternative Currency in which such Advance ~~or Alternative Currency Swingline Advance~~ was made, including, without limitation, in respect of conversions pursuant to Section 2.11(d).

(b) Any amounts subject to the indemnification provisions of this Section 10.1 shall be paid by the Borrower to the applicable Indemnified Party within two Business Days following such Person’s demand therefor.

(c) If for any reason the indemnification provided above in this Section 10.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower, on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

(d) The obligations of the Borrower under this Section 10.1 shall survive the removal of the Deal Agent, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

(e) The parties hereto agree that the provisions of this Section 10.1 shall not be interpreted to provide recourse to the Borrower against loss by reason of the bankruptcy, insolvency or lack of creditworthiness of an Obligor on any Transferred Loan.

Section 10.2. Indemnities by the Servicer.

(a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any such Indemnified Party by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to (i) any representation or warranty made by the Servicer under or in connection with any Transaction Documents to which it is a party, any Monthly Report, Servicer’s Certificate or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made, (ii) the failure by the Servicer to comply with any Applicable Law, (iii) the failure of the Servicer to comply with its duties or obligations in accordance with the Agreement, (iv) the failure by the Servicer to comply with any of the covenants relating to the Hedging Agreements in accordance with the Transaction Documents or (v) any litigation, proceedings or investigation against the Servicer, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, and (b) under any Federal, state or local income or franchise taxes or any other Tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by such Indemnified Party in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by the applicable Indemnified Party subject to the limitations hereof. If the Servicer has made any indemnity payment pursuant to this Section 10.2 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Servicer an amount equal to the amount it has collected from others in respect of such indemnified amounts.

(b) Any amounts subject to the indemnification provisions of this Section 10.2 shall be paid by the Servicer within two Business Days following such Person’s demand therefor.

(c) If for any reason the indemnification provided above in this Section 10.2 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Servicer shall contribute to the amount paid or payable to such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

(d) The obligations of the Servicer under this Section 10.2 shall survive the resignation or removal of the Deal Agent, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

(e) The parties hereto agree that the provisions of this Section 10.2 shall not be interpreted to provide recourse to the Servicer against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, related Obligor on, any Loan.

(f) Any indemnification pursuant to this Section 10.2 shall not be payable from the Collateral.

ARTICLE XI

THE DEAL AGENT AND LENDER AGENTS

Section 11.1. The Deal Agent.

(a) Authorization and Action. The Lenders hereby designate and appoint WCM as the Deal Agent hereunder, and authorize the Deal Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Deal Agent shall not be required to take any action that exposes the Deal Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or Applicable Law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Obligations.

(b) Delegation of Duties. The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

(c) Exculpatory Provisions. Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct or, in the case of the Deal Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to the Lenders or the other Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in Article IV of this Agreement, any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Deal Agent shall not be under any obligation to the Lenders or the other Secured Parties to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Borrower. The Deal Agent shall not be deemed to have knowledge of any Unmatured Termination Event, Termination Event or Servicer Termination Event unless the Deal Agent has received notice from the Borrower or a Secured Party.

(d) Reliance. The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Lenders, as it deems appropriate, or it shall first be indemnified to its satisfaction by the Lenders, provided that unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action as the Deal Agent shall deem advisable and in the best interests of the Lenders. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders.

(e) Non-Reliance on Deal Agent. The Lenders expressly acknowledge that neither the Deal Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Deal Agent. Each Lender represents and warrants to the Deal Agent that it has and will, independently and without reliance upon the Deal Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement and any Hedging Agreement, as the case may be.

(f) The Deal Agent in its Individual Capacity. The Deal Agent and any of its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Deal Agent were not the Deal Agent hereunder. With respect to the Advances made pursuant to this Agreement, the Deal Agent and each of its Affiliates shall have the same rights and powers under this Agreement as the ~~Purchasers~~Lenders and may exercise the same as though it were not the Deal Agent and in such context the terms “Lender” and “Lenders” shall include the Deal Agent in its individual capacity.

(g) Successor Deal Agent. The Deal Agent may, upon five days’ notice to the Borrower and each Lender, and the Deal Agent will, upon the direction of all Lenders, resign as Deal Agent. If the Deal Agent shall resign, then the Lenders, during such five day period, shall appoint a successor agent. If for any reason no successor Deal Agent is appointed by the Lenders during such five day period, then effective upon the expiration of such five day period, the Borrower or the Deal Agent, as applicable, shall make all payments it otherwise would have made to the Deal Agent in respect of the Obligations or under any fee letter delivered in connection herewith directly to the Lenders and for all purposes shall deal directly with the Lenders. After any retiring Deal Agent’s resignation hereunder as Deal Agent, the provisions of Article X and this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Deal Agent under this Agreement. Notwithstanding the resignation or removal of WCM as the Deal Agent, Wachovia, as the Swingline Lender and as a Hedge Counterparty and as an Institutional Lender, shall continue to be a Secured Party hereunder.

Section 11.2. The Lender Agents.

(a) Authorization and Action. Each Lender, respectively, hereby designates and appoints its applicable Lender Agent to act as its agent hereunder and under each other Transaction Document, and authorizes such Lender Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Lender Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Such Lender Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with its related Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Lender Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for such Lender Agent. In performing its functions and duties hereunder and under the other Transaction Documents, such Lender Agent shall act solely as agent for its related Lender and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or the Servicer or any of the Borrower’s or the Servicer’s successors or assigns. Such Lender Agent shall not be required to take any action that exposes such Lender Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or Applicable Law. The appointment and authority of such Lender Agent hereunder shall terminate upon the indefeasible payment in full of all Obligations. Each Lender~~, respectively,~~ Agent hereby authorizes the Deal Agent to ~~execute each of the~~file any UCC financing ~~statements~~statement deemed necessary by the Deal Agent on behalf of such Lender Agent (the terms of which shall be binding on such Lender Agent).

(b) Delegation of Duties. Each applicable Lender Agent, respectively, may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Such Lender Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

(c) Exculpatory Provisions. Neither any applicable Lender Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person’s own gross negligence or willful misconduct), or (ii) responsible in any manner to its related Lender for any recitals, statements, representations or warranties made by the Borrower or the Servicer contained in Article IV, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Transaction Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of the Borrower or the Servicer to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in this Agreement, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Such Lender Agent shall not be under any obligation to its related Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Borrower or the Servicer. Such Lender Agent shall not be deemed to have knowledge of any Termination Event or Unmatured Termination Event unless such Lender Agent has received notice from the Borrower or its related Lender.

(d) Reliance by Lender Agents. Each applicable Lender Agent, respectively, shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by such Lender Agent. Such Lender Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of its related Lender as it deems appropriate and it shall first be indemnified to its satisfaction by its Lender; provided, that, unless and until such Lender Agent shall have received such advice, such Lender Agent may take or refrain from taking any action, as such Lender Agent shall deem advisable and in the best interests of its related Lender. Each applicable Lender Agent, respectively, shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of its related Lender, and such request and any action taken or failure to act pursuant thereto shall be binding upon its related Lender.

(e) Non-Reliance on Lender Agent. Each applicable Lender, respectively, expressly acknowledges that neither its related Lender Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by such Lender Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower or the Servicer, shall be deemed to constitute any representation or warranty by such Lender Agent. Each applicable Lender, respectively, represents and warrants to its related Lender Agent that it has and will, independently and without reliance upon such Lender Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

(f) Lender Agents in their Respective Individual Capacities. Each applicable Lender Agent, respectively and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though such Lender Agent were not a Lender Agent hereunder. With respect to Advances pursuant to this Agreement, such Lender Agent shall have the same rights and powers under this Agreement in its individual capacity as any Lender and may exercise the same as though it were not a Lender Agent, and in such context the terms “Lender,” and “Lenders,” shall include such Lender Agent in its individual capacity.

(g) Successor Lender Agents. Each applicable Lender Agent, respectively, may, upon five days’ notice to the Borrower and its related Lender, and such Lender Agent will, upon the direction of its related Lender (other than such Lender Agent, in its individual capacity) resign as the Lender Agent for such Lender. If such Lender Agent shall resign, then its related Lender during such five day period shall appoint a successor agent. If for any reason no successor agent is appointed by such Lender during such five day period, then effective upon the termination of such five day period, the Borrower shall make all payments in respect of the Obligations directly to such Lender, and for all purposes shall deal directly with such Lender. After any retiring Lender Agent’s resignation hereunder as a Lender Agent, the provisions of Articles XI and XII shall inure to its benefit with respect to any actions taken or omitted to be taken by it while it was a Lender Agent under this Agreement.

ARTICLE XII

MISCELLANEOUS

Section 12.1. Amendments and Waivers.

(a) Except as provided in this Section 12.1, no amendment, waiver or other modification (any such amendment, waiver or other modification being hereinafter referred to in this Section 12.1 as a “modification”) of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Deal Agent, and the Required Lenders (and, with respect to any modification to Sections 2.1(c)~~,~~ and 2.2A, ~~2.2B, the Swingline Lender and the Alternative Currency~~the Swingline Lender); provided, that, any modification of this Agreement that is solely for the purpose of adding a Lender may be effected with the written consent of (x) the Deal Agent at any time when the aggregate Commitments of the Conduit Lenders and Institutional Lenders shall be less than or equal to $~~1,500,000,000~~1,000,000,000 (after giving effect to the proposed Commitment of the Lender to be added), and (y) each Lender Agent at any time when the aggregate Commitments of the Conduit Lenders and Institutional Lenders shall be greater than $~~1,500,000,000~~1,000,000,000 (after giving effect to the proposed Commitment of the Lender to be added); and provided, further, that (A) any modification to this Agreement that would (i) reduce or impair Collections or the payment of Interest or fees to the Lenders, (ii) modify any provisions of this Agreement relating to the timing of payments required to be made by the Borrower or the application of the proceeds of such payments, including, without limitation, any provisions of Section 2.9, (iii) release any Collateral from the Lien of this Agreement (other than as provided herein), (iv) increase the Facility Amount ~~or extend the Commitment Termination Date~~ or (v) make any modification to the definitions of “Advance”, “Advances Outstanding”, “Aggregate Net Mark to Market Amount”, “Alternative Currency”, “Approved Country”, “Availability”,

“Borrowing Base”, “Concentration Limits”, “Eligible Loan”, “Eligible Obligor”, “Facility Amount”, “Fair Market Value”, “Maximum Availability”, “Pro Rata Share”, “Required Equity Contribution”, or “Termination Event” (each of the modifications described in clauses (i) through (v) of this proviso, a “Material Amendment”), shall not be effective without the written agreement of the Borrower, the Deal Agent and each of the Lenders, (B) any modification to this Agreement that would increase any Lender’s Commitment or Alternative Currency Sub-Limit shall not be effective without the written agreement of such Lender and (C) any modification to this Agreement that would increase the Swingline Lender’s Swingline Commitment ~~or the Alternative Currency Swingline Lender’s Alternative Currency Swingline Amount~~ shall not be effective without the written agreement of the Borrower, the Deal Agent, and the Swingline Lender ~~or Alternative Currency Swingline Lender, as applicable~~; provided, further, that, no modification adversely affecting the rights or obligations of any Hedge Counterparty shall be effective without the written agreement of such Person.

(b) No amendment, waiver or other modification (i) affecting the rights or obligations of any Hedge Counterparty or (ii) having a material affect on the rights or obligations of the Collateral Custodian or the Backup Servicer (including any duties of the Servicer that the Backup Servicer would have to assume as Successor Servicer) shall be effective against such Person without the written agreement of such Person. The Borrower or the Servicer on its behalf will deliver a copy of all waivers and amendments to the Collateral Custodian and the Backup Servicer.

Section 12.2. Notices, Etc.

All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or other electronic communications as provided below), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand on a Business Day, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein (provided that, if the same shall be transmitted on a day other than a Business Day, such notice shall be deemed to have been given or made on the opening of business on the next following Business Day), (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower, the Originator, the Servicer, the Collateral Custodian and the Deal Agent, and as set forth on Annex A in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

The Borrower

ACS Funding Trust I

c/o American Capital ~~Strategies~~, Ltd.

2 Bethesda Metro Center, 14th Floor

Bethesda, Maryland 20814

Attention: Compliance Officer and Legal

Department

Telecopier: (301) 654-6714

Telephone: (301) 951-6122

The Originator and the Servicer	American Capital ~~Strategies~~, Ltd. 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814 Attention: Compliance Officer and Legal Department Telecopier: (301) 654-6714 Telephone: (301) 951-6122

The Collateral Custodian and the Backup Servicer

Wells Fargo Bank, National Association

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services Asset-Backed

Administration

Telecopier: (612) 667-3539

Telephone: (612) 667-8058

The Deal Agent

Wachovia Capital Markets, LLC

One Wachovia Center, Mail Code: NC~~0600~~0602

Charlotte, North Carolina 28288-0608

Attention: Raj Shah

Telecopier: (704) 715-0067

Telephone: (704) 374-6230

Email: scp.mmloans@wachovia.com

Syndication Agency Services

Wachovia Bank, National Association

201 South College Street

NC0680/CP8

Charlotte, North Carolina 28288-0608

Attention: Syndication Agency Services

Telecopier: (704) 383-0288

Telephone: (704) 715-1880

Email: tonya.rhynemccullough@wachovia.com

provided, that notices given by the Borrower pursuant to Article II hereof shall be effective only upon receipt thereof by the Deal Agent and notices given pursuant to Article XII shall only be effective upon receipt in the case of any notice sent by mail.

Section 12.3. Liabilities to Obligors.

No obligation or liability to any Obligor under any of the Transferred Loans is intended to be assumed by the Deal Agent and the other Secured Parties under or as a result of this Agreement and the transactions contemplated hereby.

Section 12.4. No Waiver, Rights and Remedies.

No failure on the part of the Deal Agent or any other Secured Party or any assignee of any Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

Section 12.5. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the Borrower, the Deal Agent, the other Secured Parties and their respective successors and permitted assigns and, in addition, the provisions of Section 2.9(a)(1)(i) and Section 2.9(b)(i) shall inure to the benefit of each Hedge Counterparty, whether or not that Hedge Counterparty is a Secured Party.

Section 12.6. Term of this Agreement.

This Agreement, including, without limitation, the Borrower’s obligation to observe its covenants set forth in Article V and VI, and the Servicer’s obligation to observe its covenants set forth in Article VII, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Article IV and the indemnification and payment provisions of Article X and the provisions of Section 12.10 and Section 12.11 shall be continuing and shall survive any termination of this Agreement.

Section 12.7. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 12.8. WAIVER OF JURY TRIAL.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 12.9. Costs, Expenses and Taxes.

(a) In addition to the rights of indemnification granted to the Deal Agent, the other Secured Parties, the Backup Servicer and the Collateral Custodian and its or their Affiliates and officers, directors, employees and agents thereof under Article X hereof, the Borrower agrees to pay on demand all reasonable costs and expenses of the Deal Agent and the other Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, (including any Hedging Agreement) including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Deal Agent and the other Secured Parties with respect thereto and with respect to advising the Deal Agent and the other Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedging Agreement) and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Deal Agent or the other Secured Parties in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedging Agreement).

(b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or, with respect to any Conduit Lender, any agreement or other document providing liquidity support, credit enhancement or other similar support in connection with this Agreement or the funding or maintenance of Advances hereunder.

(c) The Borrower shall pay on demand all other costs, expenses and taxes (excluding income taxes) (“Other Costs”), including, without limitation, all reasonable costs and expenses incurred by the Deal Agent and each Lender Agent in connection with periodic audits of the Borrower’s or the Servicer’s books and records (subject to the limitations set forth in Section 7.22), the cost of rating each Conduit Lender’s commercial paper by independent financial rating agencies as may be agreed by the Borrower and such Conduit Lender, which are incurred as a result of the execution of this Agreement, and the amount of any taxes and insurance due and unpaid by an Obligor with respect to any Transferred Loan or Related Property.

Section 12.10. No Proceedings.

(a) Each of the parties hereto (other than each Conduit Lender) and each Hedge Counterparty hereby agrees that it will not institute against, or join any other Person in instituting against, any Conduit Lender any Insolvency Proceeding so long as any Commercial Paper Notes issued by such Conduit Lender shall be outstanding and there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the last day on which any such Commercial Paper Notes shall have been outstanding.

(b) Each of the parties hereto (other than the Deal Agent and the other Secured Parties) hereby agrees that it will not institute against, or join any other Person in instituting against the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the Collection Date.

Section 12.11. Recourse Against Certain Parties.

(a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Borrower contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against the Borrower or any trustee, manager or administrator of the Borrower, or any incorporator, affiliate, stockholder, officer, employee or director of the Borrower or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise.

(b)~~(b)~~ The agreements of the Servicer, the Deal Agent, any Lender Agent, any Lender any other Secured Party, the Backup Servicer and the Collateral Custodian contained in this Agreement or any other agreement, instrument and document entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Person, and no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, affiliate, officer, employee or director thereof under or by reason of any of the obligations, covenants or agreements of such Person contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and any and all personal liability of such Person and each incorporator, stockholder, affiliate, officer, employee or director thereof for breaches by such Person of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

(c) Notwithstanding any contrary provision set forth herein, no claim may be made by the Borrower or the Servicer or any other Person against the Deal Agent and the Secured Parties or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Borrower and the Servicer each hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected.

(d)~~(c)~~ Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to such Conduit Lender after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of each Conduit Lender hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Borrower, the Servicer, the Backup Servicer, the Collateral Custodian, the Deal Agent and the other Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to any Conduit Lender to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

(e)~~(d)~~ The provisions of this Section 12.11 shall survive the termination of this Agreement.

Section 12.12. Protection of Security Interest; Appointment of Deal Agent as Attorney-in-Fact.

(a) The Borrower shall, or shall cause the Servicer to, cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Deal Agent, as agent for the Secured Parties, and of the Secured Parties to the Collateral to be promptly recorded, registered and filed, and at all time to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Deal Agent, as agent for the Secured Parties, hereunder to all property comprising the Collateral. The Borrower shall deliver or, shall cause the Servicer to deliver, to the Deal Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Borrower and the Servicer shall cooperate fully in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 12.12.

(b) The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Deal Agent may reasonably request, to perfect, protect or more fully evidence the security interest Granted to the Deal Agent, as agent for the Secured Parties, in the Collateral, or to enable the Deal Agent or the other Secured Parties to exercise and enforce their rights and remedies hereunder.

(c) If the Borrower or the Servicer fails to perform any of its obligations hereunder after five Business Days’ notice from the Deal Agent or any other Secured Party, the Deal Agent and any other Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Deal Agent’s or Secured Party’s reasonable costs and expenses incurred in connection therewith shall be payable by the Borrower (if the Servicer that fails to so perform is the Borrower or an Affiliate thereof) as provided in Article X, as applicable. The Borrower irrevocably authorizes the Deal Agent and appoints the Deal Agent as its attorney-in-fact to act on behalf of the Borrower, (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Deal Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Deal Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Lenders in the Collateral. This appointment is coupled with an interest and is irrevocable.

(d) Without limiting the generality of the foregoing, Borrower will, on or prior to August 15 of each year unless the Collection Date shall have occurred, deliver or cause to be delivered to the Deal Agent an Opinion of Counsel for Borrower, in form and substance reasonably satisfactory to the Deal Agent, confirming and updating the opinion delivered pursuant to Section 3.1 with respect to perfection and otherwise to the effect that the Collateral hereunder continues to be subject to a perfected security interest in favor of the Deal Agent, as agent for the Secured Parties, subject to no other Liens of record except as provided herein or otherwise permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions.

Section 12.13. Confidentiality.

(a) Each of the Deal Agent, each other Secured Party and the Borrower shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys, investors, potential investors or other agents engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Collateral contemplated herein and the agents of such Persons, as required to be publicly filed with the Securities and Exchange Commission, or as required by Applicable Law, (ii) disclose the existence of this Agreement, but not the financial terms thereof and (iii) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents (including any Hedging Agreement) for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents (including any Hedging Agreement).

(b) Anything herein to the contrary notwithstanding, the Borrower hereby consents to the disclosure of any nonpublic information with respect to it for use in connection with the transactions contemplated herein and in the Transaction Documents (i) to the Deal Agent or the other Secured Parties by each other, (ii) by the Deal Agent or the other Secured Parties to any prospective or actual Eligible Assignee or participant of any of them or (iii) by the Deal Agent or the Lenders to any Rating Agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement or first loss protection to a Lender and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing (and, by such provider (1) to any federal or state regulatory authority having jurisdiction over such provider, as required by such authority, (2) to effect compliance with any law, rule, regulation or order applicable to such provider or (3) in response to any subpoena or other legal process), provided that each such Person is informed of the confidential nature of such information and agrees to be bound hereby. In addition, the Lenders, the Deal Agent and each Hedge Counterparty may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings.

(c) The Borrower and the Servicer each agrees that it shall not (and shall not permit any of its Affiliates to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the other Transaction Documents without the prior written consent of the Deal Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Borrower or the Servicer (unless prohibited by Applicable Law) shall consult with the Deal Agent prior to the issuance of such news release or public announcement. The Borrower and the Servicer each may, however, disclose the general terms of the transactions contemplated by this Agreement and the other Transaction Documents to trade creditors, suppliers and other similarly situated Persons so long as such disclosure is not in the form of a news release or public announcement.

Section 12.14. Third Party Beneficiaries.

Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party, other than the Hedge Counterparties, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

Section 12.15. Execution in Counterparts; Severability; Integration.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered to the Deal Agent and the Lenders.

Section 12.16. Waiver of Setoff.

Each of the parties hereto (other than each Conduit Lender) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Conduit Lender or its assets.

Section 12.17. Assignments by the Lenders.

(a) With the prior written consent of the Borrower (which consent shall not be unreasonably withheld), each Lender may at any time assign, or grant a security interest or sell a participation interest in, any Advance (or portion thereof) to any Person; provided, that, ~~(i~~as applicable: (i) no transfer of any Advance (or any portion thereof) or of any Note (or any portion thereof) shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws, and is made only to either an “accredited investor” as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs or to a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, (ii) no such consent of the Borrower shall be required following the occurrence of a Termination Event, (~~ii~~iii) in the case of an assignment of the Structured Note with respect to such Lender, the assignee (other than any assignee described in the following provision) executes and delivers to the Servicer and the Deal Agent a fully-executed Assignment and Acceptance substantially in the form of Exhibit D hereto and a Transferee Letter substantially in the form of Exhibit V hereto, (~~iii~~iv) any Institutional Lender shall not need prior consent to at any time assign, or grant a security interest or sell a participation interest in, any Advance (or portion thereof) to ~~an~~any Lender or Affiliate of its related Lender Agent and (~~iv~~v) any Conduit Lender shall not need prior consent ~~(x) to at any time assign all of its right, title and interest in and to this Agreement and its Structured Note to a Liquidity Bank, Conduit Assignee or an Affiliate of its related Lender Agent or (y)~~ to at any time assign, or grant a security interest or sell a participation interest in, any Advance (or portion thereof) to ~~a~~any Lender, Liquidity Bank, Conduit Assignee or ~~an~~ Affiliate of its related Lender Agent. The Swingline Lender may at any time assign, or grant a security interest or sell a participation in, any Swingline Advance (or any portion thereof) to any Person; provided, that, in the case of an assignment of the Swingline Note, the assignee executes and delivers to the Servicer and the Deal Agent a fully-executed Assignment and Acceptance substantially in the form of Exhibit D hereto and a Transferee Letter substantially in the form of Exhibit V hereto. The parties to any such assignment, grant or sale of a participation interest ~~by a Lender~~ shall execute and deliver to the ~~Deal~~related Lender Agent~~,~~ for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties and the ~~Deal~~applicable Lender Agent. The Borrower shall not assign or delegate, or grant any interest in, or permit any Lien to exist upon, any of the Borrower’s rights, obligations or duties under this Agreement without the prior written consent of the Deal Agent and each Hedge Counterparty.

(b) Without limiting the foregoing, each Conduit Lender may, from time to time, with prior or concurrent notice to the Borrower and Servicer, in one transaction or a series of transactions, assign all or a portion of any Advance and its rights and obligations under this Agreement and any other Transaction Documents to which it is a party to a Conduit Assignee. Upon and to the extent of such assignment by the Conduit Lender to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of such Advance, (ii) the related administrator for such Conduit Assignee will act as the Lender Agent for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to a Lender Agent hereunder or under the other Transaction Documents, (iii) such Conduit Assignee (and any related commercial paper issuer, if such Conduit Assignee does not itself issue commercial paper) and their respective liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to the Conduit Lender and its Liquidity Banks herein and in the other Transaction Documents (including any limitation on recourse against such Conduit Assignee or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all (or the assigned or assumed portion) of the Conduit Lender’s obligations, if any, hereunder or under any other Transaction Document, and the Conduit Lender shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the Conduit Lender and such Conduit Assignee shall be several and not joint, (v) all distributions in respect of the Advances shall be made to the applicable agent or Lender Agent, as applicable, on behalf of the Conduit Lender and such Conduit Assignee on a pro rata basis according to their respective interests, (vi) the definition of the term “CP Rate” with respect to the portion of the Advances funded with commercial paper issued by the Conduit Lender (or the related commercial paper issuer, if such Conduit Assignee does not itself issue commercial paper)

from time to time shall be determined in the manner set forth in the definition of “CP Rate” applicable to the Conduit Lender on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than the Conduit Lender), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, (viii) if such Conduit Assignee takes an assignment of all of the rights and obligations of the Conduit Lender, such Conduit Assignee shall become such “Conduit Lender” for purposes hereof and, if such Conduit Assignee takes an assignment of only a portion of the rights and obligations of the Conduit Lender, such Conduit Assignee shall, together with such Conduit Lender, each be a “Conduit Lender” and the Institutional Lender relating to each such Conduit Lender shall be the Institutional Lender paired with such Conduit Lender on Annex A for purposes hereof (including for purposes of Section 2.1(b)), and (ix) if requested by the Deal Agent or Lender Agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Deal Agent or such Lender Agent may reasonably request to evidence and give effect to the foregoing. No assignment by the Conduit Lender to a Conduit Assignee of all or any portion of any Advance shall in any way diminish the related Institutional Lenders’ obligation under Article II to fund any Advance not funded by the Conduit Lender or such Conduit Assignee.

(c) In the event that a Conduit Lender makes an assignment to a Conduit Assignee in accordance with clause (b) above, the Institutional Lenders for such Conduit Lender: (i) if requested by the applicable Lender Agent, shall terminate their participation in the applicable Liquidity Purchase Agreement to the extent of such assignment, (ii) if requested by the applicable Lender Agent, shall execute (either directly or through a participation agreement, as determined by the applicable Lender Agent) the program support agreement related to such Conduit Assignee, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement entered into by such Institutional Lender with respect to the applicable program support agreement (or which shall be otherwise reasonably satisfactory to the applicable Lender Agent and the applicable Institutional Lenders), (iii) if requested by such Conduit Lender, shall enter into such agreements as requested by such Conduit Lender pursuant to which they shall be obligated to provide funding to the Conduit Assignee on substantially the same terms and conditions as is provided for in this Agreement in respect of such Conduit Lender (or which agreements shall be otherwise reasonably satisfactory to such Conduit Lender and the Institutional Lenders), and (iv) shall take such actions as the Deal Agent shall reasonably request in connection therewith.

(d) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of interest and principal) under this Agreement to secure obligations of such lender to a Federal Reserve Bank, without notice to or consent of the Borrower, the Servicer or the Deal Agent; provided, that, no such pledge or grant of a security interest shall release a Lender from any of its obligations or substitute any such pledgee or grantee for such Lender as a party to this Agreement.

Section 12.18. Heading and Exhibits.

The headings of the various Articles and Sections herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

Section 12.19. Sharing of Payments on Transferred Loans Subject to the Retained Interest Provisions.

(a) With respect to any Transferred Loan ~~(including, without limitation, any Revolving Loan)~~ subject to the Retained Interest provisions of this Agreement, the Borrower will own only the principal portion of such Transferred Loan outstanding as of the applicable Cut-off Date. Principal Collections received by the Servicer on any such Transferred Loan will be allocated first to the portion of such Transferred Loan owned by the Borrower, until the principal amount of such portion is reduced to zero, and then to the portion not owned by the Borrower; provided, however, that (i) if a payment with respect to such Transferred Loan is Delinquent beyond any applicable grace period or (ii) an Allocation Adjustment Event occurs, then Principal Collections received on (x) the applicable Transferred Loan (in the case of clause (i) above) or (y) all the Transferred Loans subject to the Retained Interest provisions of this Agreement (in the case of clause (ii) above) will be allocated between the portion owned by the Borrower and the portion not owned by the Borrower, pro rata based upon the outstanding principal amount of each such portion.

(b) With respect to any Transferred Loan ~~(including, without limitation, any Revolving Loan)~~ subject to the Retained Interest provisions of this Agreement, Interest Collections received by the Servicer on such Transferred Loan will be allocated between the portion not owned by the Borrower and the portion owned by the Borrower on a pro rata basis according to the outstanding principal amount of each such portion.

(c) Notwithstanding the foregoing or anything to the contrary contained herein or in any other Transaction Document, any payments made by any Hedge Counterparty pursuant to the terms of the Hedge Agreements shall be solely for the benefit of the Borrower, subject to the lien of the Deal Agent and the other Secured Parties, and shall not be subject to the pro rata sharing provisions of Section 12.19(a). In furtherance of the foregoing clause of this paragraph, the Originator hereby releases any right, title, or interest it may have in or to any payment made or to be made at any time by any Hedge Counterparty pursuant to the terms of any Hedge Agreement.

Section 12.20. Non-Confidentiality of Tax Treatment.

All parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including, without limitation, opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4; provided, however, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, the provisions of this Section 12.20 shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby.

Section 12.21. Conduit Lender as Institutional Lender.

Notwithstanding anything herein to the contrary, a Conduit Lender may execute this Agreement as both a Conduit Lender and an Institutional Lender and, in such event, such Conduit Lender shall have the rights and obligations (without duplication) of both a Conduit Lender and an Institutional Lender set forth herein. In no event shall the foregoing prevent a Conduit Lender from exercising its rights to assign or transfer some or all of its Structured Note, Commitment or Advances to one or more Liquidity Banks.

Section 12.22. Institutional Lenders and Conduit Lenders.

(a) Notwithstanding anything herein to the contrary, an Institutional Lender may execute this Agreement without having a related Conduit Lender.

(b) Notwithstanding anything herein to the contrary, a Conduit Lender may not execute this Agreement without a related Institutional Lender concurrently executing this Agreement.

Section 12.23. Judgment Currency.

This is an international loan transaction in which the specification of Dollars or any Foreign Currency, as the case may be (the “Specified Currency”), and payment in a specified city or country of the Specified Currency (the “Specified Place”) is of the essence, and the Specified Currency shall be the currency of account in all events relating to Advances~~,~~ or Swingline Advances ~~or Alternative Currency Swingline Advances~~ denominated in the Specified Currency. The payment obligations of the Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Deal Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to the Deal Agent, any Lender or any other Person hereunder or under any other Transaction Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto, duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as the Borrower

By:
	Name:	Malon Wilkus
	Title:	Beneficiary Trustee

AMERICAN CAPITAL ~~STRATEGIES~~, LTD., as the Originator and as the ~~initial~~Initial Servicer

By:
Name:
Title:

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3rd Amended and Restated Loan Funding and

Servicing Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Lender

By: Wachovia Capital Markets, LLC, as attorney-in-fact

By:
Name:
Title:

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent and as a Lender Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Swingline Lender and as an Institutional Lender

By:
Name:
Title:

Acknowledged and agreed as of the date above first written

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Hedge Counterparty

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

3rd Amended and Restated Loan Funding and

Servicing Agreement

~~JS SILOED TRUST, as a Conduit Lender~~
~~By:~~	~~JPMorgan Chase Bank, N.A., as Administrative Trustee~~

~~By:~~
~~Name:~~
~~Title:~~

~~JPMORGAN CHASE BANK, N.A., as an Institutional Lender and as a Lender Agent~~

~~By:~~
~~Name:~~
~~Title:~~

~~CITIGROUP GLOBAL MARKETS REALTY CORP. as an Institutional Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~CITIBANK N.A., LONDON BRANCH, as an Institutional Lender~~

~~By:~~
~~Name:~~
~~Title:~~

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

3rd Amended and Restated Loan Funding and

Servicing Agreement

~~BRYANT PARK FUNDING~~CHARTA, LLC, as a Conduit Lender

By: Citicorp North America, Inc., as

Attorney-in-Fact

By:
Name:
Title:

~~HSBC SECURITIES (USA)~~CITICORP NORTH AMERICA, INC., as a Lender Agent

By:
Name:
Title:

~~HSBC BANK USA, NATIONAL ASSOCIATION~~CITIBANK, N.A., as an Institutional Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

3rd Amended and Restated Loan Funding and

Servicing Agreement

~~ALPINE SECURITIZATION CORP., as a Conduit Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~CREDIT SUISSE, NEW YORK BRANCH, as an Institutional Lender and as a Lender Agent~~

~~By:~~
~~Name:~~
~~Title:~~

THREE PILLARS FUNDING LLC, as a Conduit Lender

By:
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC., as a Lender Agent

By:
Name:
Title:

SUNTRUST BANK, as an Institutional Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

3rd Amended and Restated Loan Funding and

Servicing Agreement

~~WACHOVIA BANK, N.A., LONDON BRANCH, as the Alternative Currency Swingline Lender~~

~~By:~~
~~Name:~~
~~Title:~~

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

3rd Amended and Restated Loan Funding and

Servicing Agreement

Acknowledged and agreed as of the date above first written

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Collateral Custodian

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

3rd Amended and Restated Loan Funding and

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Annex A

LENDERS DOMESTIC LENDING OFFICE AND FOREIGN LENDING OFFICE

LENDER	DOMESTIC LENDING OFFICE	FOREIGN LENDING OFFICE

Variable Funding Capital Company LLC, as Conduit Lender, and Wachovia Bank, National Association, as Institutional Lender and as Swingline Lender	201 South College Street NC0680/CP8 Charlotte, North Carolina 28288-0608 Attention: Syndication Agency Services	Wachovia Bank, NA London Branch 1 Plantation Place 30 Fenchurch Street London EC3M 3BD

~~JS Siloed Trust, as Conduit Lender, and JPMorgan Chase Bank, N.A., as Institutional Lender~~	~~Asset Backed Securities – Conduit Chase Tower Suite IL1-0079 Chicago, IL 60670~~	~~Asset Backed Securities – Conduit Chase Tower Suite IL1-0079 Chicago, IL 60670~~

~~Citigroup Global Markets Realty Corp., as Institutional Lender for Dollar Advances, and Citibank N.A., London Branch, as Institutional Lender for Alternative Currency Advances~~ 	~~Citigroup Global Markets Realty Corp. 388 Greenwich Street, 19th Floor,  New York, NY 10013 Attention: Asset Backed Finance Group~~	~~Citibank N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E145LB Attention: Nigel Kilvington~~

~~Wachovia Bank, N.A., London Branch, as Alternative Currency Swingline Lender~~		~~Wachovia Bank, N.A., London Branch 1 Plantation Place 30 Fenchurch Street London EC3M 3BD~~

~~Alpine Securitization Corp., as Conduit Lender, and Credit Suisse, New York Branch, as Institutional Lender~~	~~11 Madison Avenue, 4th Floor New York, NY 10010 Attention: Joe Soave~~	~~11 Madison Avenue, 4th Floor New York, NY 10010 Attention: Joe Soave~~

A-1

~~Bryant Park Funding~~CHARTA, LLC, as Conduit Lender, ~~HSBC Securities (USA)~~Citicorp North America, Inc., as Lender Agent for ~~Bryant Park Funding~~CHARTA, LLC, and ~~HSBC Bank USA, National Association~~Citibank, N.A., as Institutional Lender	~~452 Fifth Avenue New York, New York 10018~~388 Greenwich Street, 19th Floor New York, New York 10013 Attention: Global Securitized Products	~~452 Fifth Avenue New York, New York 10018~~ 388 Greenwich Street, 19th Floor New York, New York 10013 Attention: Global Securitized Products

Three Pillars Funding LLC, as Conduit Lender, SunTrust Robinson Humphrey, Inc., as Lender Agent for Three Pillars Funding LLC, and SunTrust Bank, as Institutional Lender	~~Three Pillars Funding LLC~~ 23rd Floor – MC 3950 303 Peachtree Street, N.E. Atlanta, Georgia 30308 Attention: Bob Ashcom	~~Three Pillars Funding LLC~~ 23rd Floor – MC 3950 303 Peachtree Street, N.E. Atlanta, Georgia 30308 Attention: Bob Ashcom

A-2

Annex B

COMMITMENTS

I.	Overall Commitments

Lender	Commitment
Variable Funding Capital Company LLC, as a Conduit Lender and Wachovia Bank, National Association, as an Institutional Lender, collectively	~~$~~	~~250,000,000~~$200,000,000
~~Citigroup Global Markets Realty Corp., as an Institutional Lender and Citibank N.A., London Branch, collectively~~	~~$~~	~~250,000,000~~
~~JS Siloed Trust~~CHARTA, LLC, as a Conduit Lender and ~~JPMorgan Chase Bank~~Citibank, N.A., as an Institutional Lender, collectively		$200,000,000
~~Bryant Park Funding LLC, as a Conduit Lender, and HSBC Bank USA, National Association, as an Institutional Lender, collectively~~	~~$~~	~~200,000,000~~
~~Alpine Securitization Corp., as a Conduit Lender and Credit Suisse, New York Branch, as an Institutional Lender, collectively~~	~~$~~	~~200,000,000~~
Three Pillars Funding LLC, as a Conduit Lender and SunTrust Bank, as an Institutional Lender, collectively	~~$~~	~~200,000,000~~$100,000,000
Facility Amount	$	~~1,300,000,000~~500,000,000

B-1

II.	Swingline Commitment

Lender	Swingline Commitment
Wachovia Bank, National Association, as the Swingline Lender	~~$~~ $	~~100,000,000~~ 50,000,000	~~*~~ *

~~III.~~	~~Alternative Currency Swingline Amount~~

~~Lender~~
~~Wachovia Bank, N.A., London Branch, as the Alternative Currency Swingline Lender~~	~~$~~	~~50,000,000~~	~~**~~

*	The sum of Advances of Variable Funding Capital Company LLC and Wachovia Bank, National Association outstanding under its Structured Note shall not exceed its Commitment as set forth in Part I.

~~**~~	~~The Alternative Currency Swingline Amount is subject to the Alternative Currency Sub-Limit as set forth in Part IV.~~

~~IV~~III.	Alternative Currency Sub-Limit

Lender	Amount of Sub-Limit***		Percentage
Wachovia Bank, National Association, as an Institutional Lender	$	~~38,461,538.46~~30,000,000.00	~~19.2~~40.00%
Citibank N.A., ~~London Branch,~~ as an Institutional Lender	$	~~38,461,538.46~~30,000,000.00	~~19.2~~40.00%
~~JS Siloed Trust, as a Conduit Lender, and JPMorgan Chase Bank, N.A., as an Institutional Lender, collectively~~	~~$~~	~~30,769,230.77~~	~~15.4 %~~
~~HSBC Bank USA, National Association, as an Institutional Lender~~	~~$~~	~~30,769,230.77~~	~~15.4 %~~
~~Alpine Securitization Corp., as a Conduit Lender, and Credit Suisse, New York Branch, as an Institutional Lender, collectively~~	~~$~~	~~30,769,230.77~~	~~15.4 %~~
SunTrust Bank, as an Institutional Lender	$	~~30,769,230.77~~15,000,000.00	~~15.4~~20.00%
Total	$	~~200,000,000~~75,000,000	100%

***	The sum of all Advances outstanding of any Institutional Lender in all Currencies shall not exceed the Commitment of such Lender (or such Lender’s related Conduit Lender or Affiliate) as set forth in Part I.

B-2

Annex C

Collection Account Information

1.	U.S. Dollar Collection Account

Wells Fargo Bank, National Association

Account Number 13517801

2.	Euro Collection Account

Wells Fargo Bank, National Association, Cayman Islands Branch

Account Number 666540EUR

3.	English Pounds Sterling Collection Account

Wells Fargo Bank, National Association, Cayman Islands Branch

Account Number 666540GBP

4.	Canadian Dollar Collection Account

Wells Fargo Bank, National Association, Cayman Islands Branch

Account Number 666540CAD

C-1

Annex D

Deal Agent’s Accounts

For Amounts in US Dollars

Wachovia Bank, National Association

ABA: 053000219

Account Name: ACS Funding Trust I

Account Number: 5000000110005

For Amounts in Sterling

Royal Bank of Scotland, London

RBS SC:16-00-34

Direct SC:16-56-71

Account Number: 12251333

For Amounts in Euro

Lloyds Bank, London

SWIFT: LOYDGB2LXXX

Account Number: 59023107

For Amounts in Canadian Dollars

The Toronto-Dominion Bank, Toronto

SWIFT: TDOMCATTXXX

Account Number: 0360-01-2027713

D-1

Annex E

[Reserved]

~~Covenant-lite Loans~~

~~ACES Pipeline Holdings LLC~~	~~Senior Secured Term A Loan - 1/26/07 - $10.6MM~~
~~ACES Pipeline Holdings LLC~~	~~Senior Secured Term B Loan - 1/26/07 - $10.6MM~~
~~ACES Pipeline Holdings LLC~~	~~Junior Secured Term C Loan - 1/26/07 - $10.6MM~~
~~ACES Pipeline Holdings LLC~~	~~Junior Secured Term D Loan - 1/26/07 - $10.6MM~~
~~AmWins Group, Inc.~~	~~2nd Lien Term Loan - 6/26/07 - $6.0MM~~
~~AmWins Group, Inc.~~	~~2nd Lien Term Loan - 7/2/07 - $6.56MM~~
~~AmWins Group, Inc.~~	~~2nd Lien Term Loan - 7/17/07 - $6.018MM~~
~~JHCI Acquisitions, Inc.~~	~~2nd Lien Term Loan - 6/26/07 - $12MM~~
~~JHCI Acquisition, Inc.~~	~~2nd Lien Term Loan - 7/24/07 - $1.0MM~~
~~JHCI Acquisition, Inc.~~	~~2nd Lien Term Loan - 7/17/07 - $6.0MM~~
~~HMSC Corporation~~	~~2nd Lien Loan - 4/18/07 - $2MM~~
~~HMSC Corporation~~	~~2nd Lien Loan- 5/4/07- $1.5MM~~

E-1

Annex F

~~ACAS Business Loan Trust Securities~~

~~1.~~	~~$50 million ACAS Business Loan Trust 2004-1 – Class D, BBB rating~~

~~2.~~	~~$90 million ACAS Business Loan Trust 2005-1 – Class D, BBB rating~~

~~3.~~	~~$63 million ACAS Business Loan Trust 2007-2 – Class C, A rating~~

~~4.~~	~~$42.5 million ACAS Business Loan Trust 2007-2 – Class E, BBB rating (Fitch)~~

Diversity Score Table

The Diversity Score is calculated by summing each of the Industry Diversity Scores (as defined below) which are calculated as follows:

(i) An “Average Par Amount” is calculated as of any date of determination by dividing the Aggregate Outstanding Loan Balance of all Eligible Loans as of such date by the number of Obligors on Eligible Loans that are not Charged-Off Loans as of such date. For purposes of calculating the Diversity Score, all Obligors that are Affiliates of each other will be considered a single Obligor.

(ii) An “Equivalent Unit Score” is calculated as of any date of determination for an Obligor on an Eligible Loan by taking the lesser of (a) one (1) and (b) the Outstanding Loan Balance of such Eligible Loan as of such date divided by the Average Par Amount as of such date.

(iii) An “Aggregate Industry Equivalent Unit Score” is then calculated as of any date of determination for each Moody’s Industry Classification by adding the Equivalent Unit Scores as of such date for each Obligor in such Moody’s Industry Classification.

(iv) An “Industry Diversity Score” for each Moody’s Industry Classification is then established by reference to the diversity score table for the related Aggregate Industry Equivalent Unit Score. If the Aggregate Industry Equivalent Unit Score falls between any two such scores shown in the table set forth below, then the Industry Diversity Score is the lower of the two corresponding Industry Diversity Scores.

(a) The Moody’s Industry Classifications are set forth on Annex G hereto.

F-1

Annex G

Moody’s Industry Classifications

1	Aerospace and Defense
2	Automobile
3	Banking
4	Beverage, Food and Tobacco
5	Buildings and Real Estate
6	Chemicals, Plastics and Rubber
7	Containers. Packaging and Glass
8	Personal and Non-durable Consumer Products
9	Diversified / Conglomerate Manufacturing
10	Diversified / Conglomerate Service
11	Div. Nat. Resources, Precious Metals, and Minerals
12	Ecological
13	Electronics
14	Finance
15	Farming and Agriculture
16	Grocery
17	Healthcare, Education and Childcare
18	Home and Office Furnishings, Consumer Products
19	Hotels, Motels, Inns and Gaming
20	Insurance
21	Leisure, Motion Pictures, Entertainment
22	Machinery (Non- agriculture, construction, electronic)
23	Mining, Steel, Iron and nonprecious metals
24	Oil and Gas
25	Personal, Food, and Miscellaneous Services
26	Printing, Publishing, and Broadcasting
27	Cargo Transport
28	Retail Stores
29	Telecommunications
30	Textiles and Leather
31	Personal Transport
32	Utilities
33	Broadcasting & Entertainment

G-1